UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1. Reports to Stockholders

Annual report

Delaware VIP® Trust

Delaware VIP Emerging Markets Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series’ name will change from Delaware VIP Emerging Markets Series to Macquarie VIP Emerging Markets Series.

The investment objective of the Series is to seek long-term capital appreciation.

For the fiscal year ended December 31, 2023, Delaware VIP Emerging Markets Series (the “Series”) Standard Class shares gained 13.79%. The Series Service Class shares gained 13.45%. These figures reflect all distributions reinvested. By comparison, the Series’ benchmark, the MSCI Emerging Markets Index, advanced 9.83% (net) and 10.27% (gross) for the same period. For complete, annualized performance of Delaware VIP Emerging Markets Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

The Series’ benchmark, the MSCI Emerging Markets Index, rose 9.8% during the fiscal year ended December 31, 2023, lagging developed markets. Several factors contributed to emerging markets’ relative underperformance, including weaker-than-expected economic data in China, ongoing geopolitical tensions between China and the US, rising US bond yields, and US dollar strength.

Among geographic regions, Latin America outperformed the most. In Brazil, rising expectations for the easing of monetary policy supported equities, particularly in the financials sector. In addition, shares of Petroleo Brasileiro SA rallied since there were no negative surprises in the company’s new pricing policy.

Mexican equities likewise outperformed, led by the materials and industrials sectors. The Mexican economy has benefited from US businesses diversifying manufacturing away from China.

Performance was mixed in Asia during the 12-month period. Following the reversal of China’s zero-COVID policy, Chinese equities initially rallied. However, investor sentiment soon soured amid sluggish economic data and heightened geopolitical tensions, contributing to China’s sizable underperformance relative to the benchmark.

In South Korea and Taiwan, stocks in the information technology (IT) sector contributed to outperformance on expectations of increasing demand generated by applications linked to artificial intelligence (AI). Indian equities, supported by stronger-than-expected economic growth, also outperformed during the fiscal year.

Performance in the Europe, the Middle East, and Africa (EMEA) region was mixed during the fiscal year. Equities in Poland, Hungary, and Greece posted returns exceeding 48% in US dollar terms, supported by improving macroeconomic data and rising expectations for monetary policy easing. In contrast, South African equities underperformed as electricity shortages weighed on the energy and mining sectors.

In terms of sectors, IT and energy outperformed the benchmark. In contrast, real estate and consumer discretionary underperformed.

Within the Series

The Series’ positioning in the IT sector contributed to performance during the 12-month period. In South Korea, shares of SK Hynix Inc. and Samsung Electronics Co. Ltd. outperformed as memory-chip manufacturers announced reductions to their supply growth. We think these reductions may help the industry digest excess inventory and limit further price declines. Separately, rising demand for applications related to AI may bolster these companies’ sales of high-bandwidth memory chips. In Taiwan, robust demand for leading-edge semiconductors contributed to the outperformance of Taiwan Semiconductor Manufacturing Co. Ltd. Shares of MediaTek Inc. outperformed as smartphone demand appeared to improve.

India was the largest detractor from relative performance from a country perspective. The Series’ lack of exposure to Indian stocks in the industrials and consumer discretionary sectors was unfavorable.

In China, shares of JD.com Inc. and Alibaba Group Holding Ltd. underperformed during the fiscal year. Amid flagging consumer confidence and limited policy stimulus measures, Chinese consumer preferences appeared to shift toward lower-end, value-for-money products. This trend contributed to JD.com and Alibaba ceding market share. Deepening concerns about China’s economic growth prospects also weighed on shares of Wuliangye Yibin Co. Ltd., Tsingtao Brewery Co. Ltd., and Kweichow Moutai Co. Ltd.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

In Chile, shares of Sociedad Quimica Y Minera de Chile SA underperformed as concerns about electric-vehicle demand led to declining lithium prices. Potential changes to the Chilean government’s policy on the mining sector further added to volatility.

We believe that the near-term outlook for emerging market equities remains clouded by a host of issues, including concerns about US monetary policy, global economic growth, and escalating geopolitical tensions. As a result, we expect market conditions to remain volatile. Nonetheless, we do not believe these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization (consumers’ preference for high-quality, healthy, and premium products). Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive.

Among countries, we currently hold overweight positions in South Korea and Taiwan. Conversely, we are currently underweight relative to the benchmark in the Middle East, Southeast Asia, and South Africa. Sectors we currently favor include IT, consumer staples, and energy (largely due to the Series’ holding in Reliance Industries Ltd.). We are most underweight the financials, consumer discretionary, and materials sectors.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Standard Class shares (commenced operations on May 1, 1997)	+13.79%	+4.20%	+2.67%
Service Class shares (commenced operations on May 1, 2000)	+13.45%	+3.87%	+2.38%
MSCI Emerging Markets Index (net)	+9.83%	+3.68%	+2.66%
MSCI Emerging Markets Index (gross)	+10.27%	+4.07%	+3.05%

These figures reflect all distributions reinvested. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 1.18% and 1.48%, respectively, while total operating expenses for Standard Class and Service Class shares were 1.41% and 1.71%, respectively. The management fee for Standard Class and Service Class shares was 1.24%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
MSCI Emerging Markets Index (gross)	$10,000	$13,499
Delaware VIP Emerging Markets Series - Standard Class shares	$10,000	$13,015
MSCI Emerging Markets Index (net)	$10,000	$13,004

The graph shows a $10,000 investment in Delaware VIP Emerging Markets Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the MSCI Emerging Markets Index for the period from December 31, 2013 through December 31, 2023.

The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Emerging Markets Series

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,061.60	1.18%	$6.13
Service Class	1,000.00	1,059.80	1.48%	7.68
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.26	1.18%	$6.01
Service Class	1,000.00	1,017.74	1.48%	7.53
*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / country and sector allocations

Delaware VIP Emerging Markets Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	95.03%
Argentina	1.27%
Bahrain	0.22%
Brazil	6.41%
Chile	0.99%
China/Hong Kong	24.36%
India	13.36%
Indonesia	1.13%
Malaysia	0.14%
Mexico	4.41%
Peru	1.31%
Republic of Korea	20.88%
Russia	0.00%
South Africa	0.00%
Taiwan	19.26%
Turkey	0.99%
United Kingdom	0.30%
Convertible Preferred Stock	0.04%
Preferred Stocks	4.50%
Warrants	0.05%
Participation Notes	0.00%
Short-Term Investments	0.66%
Total Value of Securities	100.28%
Liabilities Net of Receivables and Other Assets	(0.28%)
Total Net Assets	100.00%

Common stocks, participation notes, and preferred stock by sector	Percentage of net assets
Communication Services	11.95%
Consumer Discretionary	7.00%
Consumer Staples	11.85%
Energy	9.79%
Financials	5.77%
Healthcare	1.49%
Industrials	6.55%
Information Technology*	40.04%
Materials	3.35%
Real Estate	0.77%
Utilities	0.97%
Total	99.53%
*	To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Electronic Components-Semiconductor, Internet, Semiconductor Components-Integrated Circuits, and Software. As of December 31, 2023, such amounts, as a percentage of total net assets were 2.00%, 1.53%, 22.93%, 0.70%, 11.97%, and 0.91%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.
6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2023

	Number of shares	Value (US $)
Common Stocks – 95.03%Δ
Argentina - 1.27%
Cablevision Holding GDR	262,838	$982,539
Cresud ADR	294,025	2,787,355
Grupo Clarin GDR Class B 144A #, †	77,680	139,345
IRSA Inversiones y
Representaciones ADR	438,940	3,774,881
		7,684,120
Bahrain - 0.22%
Aluminium Bahrain GDR 144A #	91,200	1,355,415
		1,355,415
Brazil - 6.41%
AES Brasil Energia †	312,339	792,164
Banco Bradesco ADR	1,749,871	6,124,549
Banco Santander Brasil ADR	153,366	1,004,547
BRF ADR †	788,900	2,193,142
Itau Unibanco Holding ADR	1,155,625	8,031,594
Petroleo Brasileiro ADR	285,509	4,362,578
Rumo	217,473	1,027,463
Telefonica Brasil ADR	339,260	3,711,504
TIM ADR	155,003	2,862,905
Vale	149,527	2,376,376
Vale ADR	363,623	5,767,061
XP Class A	24,226	631,572
		38,885,455
Chile - 0.99%
Sociedad Quimica y Minera de Chile ADR	100,000	6,022,000
		6,022,000
China/Hong Kong - 24.36%
Alibaba Group Holding	959,100	9,285,773
Alibaba Group Holding ADR	143,800	11,145,938
ANTA Sports Products	152,400	1,478,427
Baidu ADR †	54,219	6,456,941
BeiGene †	167,800	2,365,983
DiDi Global ADR †	81,500	321,925
Hengan International Group	330,500	1,229,561
Innovent Biologics 144A #, †	314,000	1,719,088
iQIYI ADR †	59,542	290,565
JD.com Class A	34,285	493,957
JD.com ADR	363,800	10,510,182
Joinn Laboratories China Class H 144A #	13,445	22,143
Kunlun Energy	3,360,900	3,030,126
Kweichow Moutai Class A	111,913	27,235,814
Meituan Class B 144A #, †	75,390	790,733
New Oriental Education & Technology Group ADR †	16,190	1,186,403
Ping An Insurance Group Co. of China Class H	519,000	2,349,574
Shenzhen Mindray Bio-Medical Electronics Class A	76,600	3,138,654
Sohu.com ADR †	428,954	4,259,513
TAL Education Group ADR †	50,701	640,354
Tencent Holdings	753,900	28,346,679
Tencent Music Entertainment Group ADR †	159	1,432
Tianjin Development Holdings	35,950	6,768
Tingyi Cayman Islands Holding	1,582,000	1,928,749
Trip.com Group ADR †	120,588	4,342,374
Tsingtao Brewery Class H	797,429	5,351,256
Uni-President China Holdings	2,800,000	1,990,139
Weibo Class A	65,500	718,038
Weibo ADR	40,000	438,000
Wuliangye Yibin Class A	837,792	16,574,631
		147,649,720
India - 13.36%
HCL Technologies	312,400	5,504,014
HDFC Bank	189,000	3,882,150
Indiabulls Real Estate GDR †	44,628	46,739
Infosys	285,200	5,288,009
Jio Financial Services †	859,880	2,407,163
Natco Pharma	185,519	1,808,846
Reliance Industries	859,880	26,711,292
Reliance Industries GDR 144A #	452,657	28,291,063
Sify Technologies ADR †	91,200	170,544
Tata Consultancy Services	150,341	6,853,477
		80,963,297
Indonesia - 1.13%
Astra International	18,590,600	6,821,906
		6,821,906
Malaysia - 0.14%
UEM Sunrise	4,748,132	842,161
		842,161
Mexico - 4.41%
America Movil ADR	209,432	3,878,680
Becle	1,441,000	2,821,580
Cemex ADR †	469,537	3,638,912
Coca-Cola Femsa ADR	75,784	7,172,198
Fomento Economico Mexicano ADR	19,186	2,500,895
Grupo Financiero Banorte Class O	440,979	4,443,290
Grupo Televisa ADR	656,458	2,192,570
Sitios Latinoamerica †	162,815	65,870
		26,713,995
7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Number of shares	Value (US $)
Common StocksΔ (continued)
Peru - 1.31%
Cia de Minas Buenaventura ADR	356,605	$5,434,660
Credicorp	16,900	2,533,817
		7,968,477
Republic of Korea - 20.88%
Fila Holdings	82,860	2,478,457
LG Uplus	250,922	1,990,007
Samsung Electronics	671,359	40,749,371
Samsung Life Insurance †	66,026	3,532,342
SK Hynix	360,000	39,289,667
SK Square †	484,559	19,692,711
SK Telecom	159,405	6,192,865
SK Telecom ADR	590,316	12,632,762
		126,558,182
Russia - 0.00%
EL5-ENERO PJSC =, †	755,050	0
Etalon Group GDR 144A #, =, †	354,800	0
Gazprom PJSC =, †	2,087,800	0
Rosneft Oil PJSC =	1,449,104	0
Sberbank of Russia PJSC =	2,058,929	0
Surgutneftegas PJSC ADR =, †	294,652	0
T Plus PJSC =, †	25,634	0
VK GDR =, †	71,300	0
Yandex Class A =, †	101,902	0
		0
South Africa - 0.00%
Tongaat Hulett =, †	182,915	0
		0
Taiwan - 19.26%
Hon Hai Precision Industry	2,726,564	9,283,848
MediaTek	1,055,000	34,891,090
Taiwan Semiconductor Manufacturing	3,756,864	72,589,901
		116,764,839
Turkey - 0.99%
D-MARKET Elektronik Hizmetler ve Ticaret ADR †	15,200	27,360
Turkcell Iletisim Hizmetleri	677,165	1,289,127
Turkiye Sise ve Cam Fabrikalari	3,008,750	4,678,207
		5,994,694
United Kingdom - 0.30%
Griffin Mining †	1,642,873	1,811,386
		1,811,386
Total Common Stocks (cost $509,530,101)		576,035,647

Convertible Preferred Stock – 0.04%Δ
Republic of Korea - 0.04%
CJ 3.42% ω	4,204	229,185
Total Convertible Preferred Stock (cost $470,722)		229,185

Preferred Stocks – 4.50%Δ
Brazil - 0.34%
Centrais Eletricas Brasileiras Class B 3.25% ω	216,779	2,096,565
		2,096,565
Republic of Korea - 4.16%
CJ 5.03% ω	28,030	1,124,762
Samsung Electronics 1.76% ω	499,750	24,081,207
		25,205,969
Russia - 0.00%
Transneft PJSC =, ω	3,606	0
		0
Total Preferred Stocks (cost $11,306,065)		27,302,534

Warrants – 0.05%Δ
Argentina - 0.05%
IRSA Inversiones y Representaciones, exercise price $0.432, expiration date 3/5/26 †	594,450	285,336
Total Warrants (cost $0)		285,336

Participation Notes – 0.00%
Lehman Indian Oil CW 12 LEPO =, †	100,339	0
Lehman Oil & Natural Gas CW 12 LEPO =, †	146,971	0
Total Participation Notes (cost $4,952,197)		0

Short-Term Investments – 0.66%
Money Market Mutual Funds – 0.66%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	1,001,334	1,001,334
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	1,001,334	1,001,334
8

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	1,001,333	$1,001,333
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	1,001,333	1,001,333
Total Short-Term Investments (cost $4,005,334)		4,005,334
Total Value of Securities-100.28% (cost $530,264,419)		$607,858,036

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $32,317,787, which represents 5.33% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LEPO – Low Exercise Price Option

PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2023

Assets:
Investments, at value*	$607,858,036
Foreign currencies, at valueΔ	20,043
Cash	5,499
Dividends receivable	2,317,116
Receivable for series shares sold	345,703
Foreign tax reclaims receivable	2,255
Prepaid expenses	1,181
Other assets	4,952
Total Assets	610,554,785
Liabilities:
Accrued capital gains taxes on appreciated securities	2,320,188
Investment management fees payable to affiliates	1,320,023
Payable for series shares redeemed	387,824
Other accrued expenses	275,863
Distribution fees payable to affiliates	62,866
Administration expenses payable to affiliates	23,784
Total Liabilities	4,390,548
Total Net Assets	$606,164,237

Net Assets Consist of:
Paid-in capital	$532,366,660
Total distributable earnings (loss)	73,797,577
Total Net Assets	$606,164,237

Net Asset Value

Standard Class:
Net assets	$351,599,993
Shares of beneficial interest outstanding, unlimited authorization, no par	15,945,424
Net asset value per share	$22.05

Service Class:
Net assets	$254,564,244
Shares of beneficial interest outstanding, unlimited authorization, no par	11,579,698
Net asset value per share	$21.98

*Investments, at cost	$530,264,419
ΔForeign currencies, at cost	20,017

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Year ended December 31, 2023

Investment Income:
Dividends	$24,656,778
Foreign tax withheld	(2,906,043)
21,750,735

Expenses:
Management fees	7,115,257
Distribution expenses — Service Class	759,757
Custodian fees	110,866
Accounting and administration expenses	109,723
Audit and tax fees	52,320
Legal fees	34,247
Dividend disbursing and transfer agent fees and expenses	20,697
Trustees’ fees and expenses	17,901
Reports and statements to shareholders expenses	2,324
Other	2,638
8,225,730
Less expenses waived	(713,975)
Less expenses paid indirectly	(2)
Total operating expenses	7,511,753
Net Investment Income (Loss)	14,238,982

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	(7,333,884)
Foreign currencies	(219,455)
Net realized gain (loss)	(7,553,339)
Net change in unrealized appreciation (depreciation) on:
Investments[2]	67,536,727
Foreign currencies	65,303
Net change in unrealized appreciation (depreciation)	67,602,030
Net Realized and Unrealized Gain (Loss)	60,048,691
Net Increase (Decrease) in Net Assets Resulting from Operations	$74,287,673

[1]	Includes $(4,640) capital gains taxes paid.
[2]	Includes $(2,320,188) capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$14,238,982	$8,615,320
Net realized gain (loss)	(7,553,339)	(1,408,165)
Net change in unrealized appreciation (depreciation)	67,602,030	(210,303,611)
Net increase (decrease) in net assets resulting from operations	74,287,673	(203,096,456)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,852,337)	(13,031,896)
Service Class	(3,223,464)	(10,983,197)
	(8,075,801)	(24,015,093)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	42,768,317	46,742,952
Service Class	10,293,004	25,911,033

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,852,337	13,031,896
Service Class	3,223,464	10,983,197
	61,137,122	96,669,078
Cost of shares redeemed:
Standard Class	(27,505,516)	(24,919,016)
Service Class	(40,859,375)	(35,086,446)
	(68,364,891)	(60,005,462)
Increase (decrease) in net assets derived from capital share transactions	(7,227,769)	36,663,616
Net Increase (Decrease) in Net Assets	58,984,103	(190,447,933)

Net Assets:
Beginning of year	547,180,134	737,628,067
End of year	$606,164,237	$547,180,134

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights

Delaware VIP® Emerging Markets Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$19.70	$28.37	$29.42	$24.27	$20.36

Income (loss) from investment operations:
Net investment income[1]	0.54	0.35	1.00	0.10	0.19
Net realized and unrealized gain (loss)	2.14	(8.06)	(1.81)	5.65	4.35
Total from investment operations	2.68	(7.71)	(0.81)	5.75	4.54

Less dividends and distributions from:
Net investment income	(0.33)	(0.96)	(0.10)	(0.18)	(0.15)
Net realized gain	—	—	(0.14)	(0.42)	(0.48)
Total dividends and distributions	(0.33)	(0.96)	(0.24)	(0.60)	(0.63)

Net asset value, end of period	$22.05	$19.70	$28.37	$29.42	$24.27

Total return[2]	13.79%	(27.58%)	(2.84%)	25.09%	22.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$351,600	$294,244	$377,296	$339,348	$328,524
Ratio of expenses to average net assets[3]	1.18%	1.20%	1.25%	1.28%	1.30%
Ratio of expenses to average net assets prior to fees waived[3]	1.30%	1.41%	1.34%	1.36%	1.34%
Ratio of net investment income to average net assets	2.62%	1.59%	3.34%	0.44%	0.86%
Ratio of net investment income to average net assets prior to fees waived	2.50%	1.38%	3.25%	0.36%	0.82%
Portfolio turnover	4%	2%	2%	3%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

13

Financial highlights

Delaware VIP® Emerging Markets Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$19.63	$28.25	$29.31	$24.17	$20.28

Income (loss) from investment operations:
Net investment income[1]	0.48	0.28	0.90	0.03	0.12
Net realized and unrealized gain (loss)	2.13	(8.03)	(1.80)	5.64	4.34
Total from investment operations	2.61	(7.75)	(0.90)	5.67	4.46

Less dividends and distributions from:
Net investment income	(0.26)	(0.87)	(0.02)	(0.11)	(0.09)
Net realized gain	—	—	(0.14)	(0.42)	(0.48)
Total dividends and distributions	(0.26)	(0.87)	(0.16)	(0.53)	(0.57)

Net asset value, end of period	$21.98	$19.63	$28.25	$29.31	$24.17

Total return[2]	13.45%	(27.81%)	(3.13%)	24.69%	22.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$254,564	$252,936	$360,332	$379,331	$358,165
Ratio of expenses to average net assets[3]	1.48%	1.50%	1.55%	1.58%	1.60%
Ratio of expenses to average net assets prior to fees waived[3]	1.60%	1.71%	1.64%	1.66%	1.64%
Ratio of net investment income to average net assets	2.32%	1.29%	3.04%	0.14%	0.56%
Ratio of net investment income to average net assets prior to fees waived	2.20%	1.08%	2.95%	0.06%	0.52%
Portfolio turnover	4%	2%	2%	3%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

14

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.”

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

1. Significant Accounting Policies (continued)

The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 1.18% of the Series’ average daily net assets from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2023 through April 30, 2024 is as follows:

16

Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
1.18%	1.48%

DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $22,524 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $42,909 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $17,239 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$26,411,700
Sales	21,731,290
(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$531,925,878
Aggregate unrealized appreciation of investments	$244,918,459
Aggregate unrealized depreciation of investments	(171,295,628)
Net unrealized appreciation of investments	$73,622,831

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

18

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Argentina	$6,562,236	$1,121,884	$—		$7,684,120
Bahrain	—	1,355,415	—		1,355,415
Brazil	38,885,455	—	—		38,885,455
Chile	6,022,000	—	—		6,022,000
China/Hong Kong	147,649,720	—	—		147,649,720
India	80,916,558	46,739	—		80,963,297
Indonesia	6,821,906	—	—		6,821,906
Malaysia	842,161	—	—		842,161
Mexico	26,713,995	—	—		26,713,995
Peru	7,968,477	—	—		7,968,477
Republic of Korea	12,632,762	113,925,420	—		126,558,182
Russia	—	—	—	[1,2]	—
South Africa	—	—	—	[2]	—
Taiwan	116,764,839	—	—		116,764,839
Turkey	5,994,694	—	—		5,994,694
United Kingdom	1,811,386	—	—		1,811,386
Convertible Preferred Stock	—	229,185	—		229,185
Participation Notes	—	—	—	[2]	—
Preferred Stocks	2,096,565	25,205,969	—	[2]	27,302,534
Warrants	285,336	—	—		285,336
Short-Term Investments	4,005,334	—	—		4,005,334
Total Value of Securities	$465,973,424	$141,884,612	$—		$607,858,036
[1]	The value represents valuations of Russian securities for which management has determined include significant unobservable inputs as of December 31, 2023.
[2]	The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$8,075,801	$24,015,093

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$532,366,660
Undistributed ordinary income	15,466,441
Capital loss carryforwards	(15,291,695)
Unrealized appreciation (depreciation) of investments and foreign currencies	73,622,831
Net assets	$606,164,237

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to realized gain on passive foreign investment companies and restricted income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the adjustments were to decrease total distributable earnings (loss) and increase paid-in capital by $44,359.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2023, the Series has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$748,537	$14,543,158	$15,291,695
20

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,081,249	2,192,970
Service Class	500,275	1,192,323

Shares issued upon reinvestment of dividends and distributions:
Standard Class	245,564	581,781
Service Class	163,296	490,980
	2,990,384	4,458,054
Shares redeemed:
Standard Class	(1,319,222)	(1,136,299)
Service Class	(1,968,908)	(1,553,673)
	(3,288,130)	(2,689,972)
Net increase (decrease)	(297,746)	1,768,082

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

8. Securities Lending (continued)

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

9. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Series’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in the greater China region, which consists of Hong Kong, the People’s Republic of China, and Taiwan, among other countries. As a result, the Series’ investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Series than if the Series were more geographically diversified, which could result in greater volatility in the Series’ net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.

22

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series’ financial statements.

(continues)	23

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

24

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $1,705,644. The gross foreign source income earned during the fiscal year 2023 by the Series was $24,349,227.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Emerging Markets Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

25

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provides these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth, third, second, and first quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 5- and 10-year periods was above the median of its Performance Universe and for the 1- and 3-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (both gross and net of dividends) for the 10-year period and underperformed its benchmark index (both gross and net of dividends) for the 1-, 3-, and 5-year

26

periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that, as of March 31, 2023, the Fund’s net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

27

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Emerging Markets Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

28

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
29

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Of¿cer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
30

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
31

Board of trustees and officers addendum

Delaware Funds by Macquarie®

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

32

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)
AR-VIPEM-0224

Annual report

Delaware VIP® Trust

Delaware VIP Small Cap Value Series

December 31, 2023

Table of Content

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Table of Content

Portfolio management review

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series' name will change from Delaware VIP Small Cap Value Series to Macquarie VIP Small Cap Value Series.

The investment objective of the Series is to seek capital appreciation.

For the fiscal year ended December 31, 2023, Delaware VIP Small Cap Value Series (the “Series”) Standard Class shares gained 9.45% and Service Class shares gained 9.10%. These figures reflect all distributions reinvested. The Series’ benchmark, the Russell 2000® Value Index, advanced 14.65% for the same period. For complete, annualized performance of Delaware VIP Small Cap Value Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

For the fiscal year ended December 31, 2023, the performance of growth companies was more robust than value companies. The Russell 2000® Value Index gained 14.65% while the Russell 2000® Growth Index gained 18.66%. In the large-cap segment of the market, the Russell 1000® Value Index advanced 11.46%, while the Russell 1000® Growth Index advanced 42.68% for the fiscal period.

The equity market rotated preference between high- and low-quality stocks several times during the Series’ fiscal year. The final rotation started in early November, when several favorable economic reports and dovish US Federal Reserve commentary drove a significant risk-on rally in the equity markets that continued through the end of the year. The rally resulted in strong sector-level performance within the Russell 2000 Value Index. Ten sectors advanced while one, utilities, declined. The strongest sectors in the index were industrials, technology, and consumer discretionary, with each advancing more than 25% for the fiscal year.

The Federal Open Market Committee (FOMC) left rates unchanged at its last three meetings in 2023, maintaining the target federal funds rate in a range from 5.25% to 5.50%. Financial conditions remained tight for most of the fiscal year and eventually eased when the FOMC pivoted to a dovish tone in November. In December it signaled that the Fed expected to cut rates in 2024. For the year, Treasurys were mixed as the yield curve steepened and remained inverted. Employment figures remained strong, with the unemployment rate slightly increasing during the year from 3.4% in January to 3.7% in December. Inflation slowed during the year, with the December Consumer Price Index (CPI) showing a 3.4% increase for the trailing 12 months. The Personal Consumption Expenditures Index (PCE) for November was up 2.6% year over year.

Source: Bloomberg unless otherwise noted.

Within the Series

The Series’ underperformance for the fiscal year resulted from weak stock selection within the technology, energy, industrials, and financial services sectors. On a relative basis, stock selection contributed in the transportation and consumer staples sectors. The Series’ underweight allocation to companies in the healthcare sector also benefited performance.

In the financial services sector, the Series’ holdings in the bank industry detracted from performance. Western Alliance Bancorp is a regional bank with branches in Arizona, Nevada, and California. It also operates several national commercial-lending businesses, a national residential-mortgage business, and several national banking businesses, including providing bank services for companies backed by venture-capital investors, the core business of Silicon Valley Bank. These venture-capital investor customers made up about 14% of Western Alliance Bancorp’s deposits. After the failure of Silicon Valley Bank and Signature Bank, fear of a bank run at Western Alliance Bancorp caused the company’s stock to decline meaningfully in a short period of time. Concurring that a bank run was a creditable risk, we exited our position.

Outfront Media Inc., is a leading owner of transit-related billboards in major US cities. Outfront leases space on its billboards on a short-term basis to a diverse range of companies. Shares of Outfront underperformed when the company took a write-down related to its contract with the New York Metropolitan Transportation Authority (MTA). Declining transit ridership, a consequence of the work-from-home trend, led to the write-down. Based on the company’s deteriorating fundamentals, we exited the position.

In the energy sector, the Series’ holdings in the energy equipment and services industry underperformed. Patterson-UTI Energy Inc. is one of the largest domestic land drillers. Shares of Patterson declined during the year, attributable both to a lower rig count and two acquisitions. The company’s management believes both acquisitions will provide synergies by the first quarter of 2025. Throughout the fiscal period, Patterson focused on its investment grade credit rating, and returned more than 100% of its free cash flow to shareholders through dividends and share

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Table of Content

Portfolio management review

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

repurchases. We maintained the Series’ position in Patterson as the company trades at what we view as a compelling valuation. Additionally, its rig count started to increase late in the Series' fiscal year. We will continue to closely monitor management’s execution on its guidance.

In the consumer staples sector, shares of sweet baked-goods manufacturer Hostess Brands Inc. outperformed. On September 11, Hostess announced that it agreed to be acquired by The J. M. Smucker Co. for $34.25 per share, or roughly $5.6 billion, in cash and stock. The acquisition price represented a notable premium relative to the stock’s recent price. J. M. Smucker closed on its acquisition of Hostess in November. At period end, the Series no longer held shares in Hostess or J. M. Smucker.

ITT Inc. produces engineered industrial products and solutions for aerospace, auto, energy, transportation, and industrial clients. Shares of ITT performed strongly for the Series’ fiscal year as the company continued its strong operational execution and progress toward achieving long-term financial targets. ITT’s orders increased, operating margins expanded, and cash flow continued to grow. ITT announced a new $1 billion share repurchase program that it will implement at the completion of the company’s current $500 million plan. We are positive about ITT’s long-term prospects and have maintained the Series’ position.

Strong stock selection in the consumer discretionary sector contributed to the Series’ performance. Meritage Homes Corp., a large US homebuilder that focuses on entry-level homes for first-time buyers, outperformed. The lack of available homes for sale and higher borrowing costs during the fiscal year created strong demand for new homes, which benefited Meritage. The company’s average sales price increased, and home orders and closings grew during the fiscal year. In addition to generating strong financial results, the company returned cash flow to shareholders by repurchasing its stock and paying a quarterly dividend. We maintained the Series’ position in Meritage as we believe the company should continue to benefit from a favorable supply and demand environment.

During the fiscal year, we further improved the Series’ high-quality posture as we remain focused on investing in companies that we believe have the balance sheet strength as well as cash flow generation to successfully navigate the uncertainties in the economy and markets. Relative to the benchmark, the Series ended the fiscal year overweight the industrials, basic industry, and technology sectors and underweight the healthcare, real estate investment trust (REIT), consumer discretionary, financial services, energy, and utilities sectors. Sector weightings were similar to benchmark weights in the transportation and consumer staples sectors at fiscal year end. Our team’s investment philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying what we believe are quality companies that trade at attractive valuations. Additionally, we continue to focus on uncovering companies that have shareholder-friendly capital-return policies – returning cash through share buybacks, dividends, and debt reduction.

2

Table of Content

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Standard Class shares (commenced operations on December 27, 1993)	+9.45%	+10.21%	+7.06%
Service Class shares (commenced operations on May 1, 2000)	+9.10%	+9.87%	+6.77%
Russell 2000 Value Index	+14.65%	+10.00%	+6.76%

These figures reflect all distributions reinvested. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 0.78% and 1.08%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.78% and 1.08%, respectively. The management fee for Standard Class and Service Class shares was 0.70%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the "Series and benchmark performance" table above and in the "Performance of a $10,000 investment" graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. Performance shown here would have been reduced if such fees were included. The Series doesn't have any deferred sales charges. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

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Table of Content

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Delaware VIP Small Cap Value Series – Standard Class shares	$10,000	$19,791
Russell 2000 Value Index	$10,000	$19,226

The graph shows a $10,000 investment in Delaware VIP Small Cap Value Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the Russell 2000 Value Index for the period from December 31, 2013 through December 31, 2023.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Russell 1000 Growth Index, mentioned on page 1, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Table of Content

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware VIP Small Cap Value Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,074.80	0.71%	$3.71
Service Class	1,000.00	1,072.80	1.01%	5.28
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.63	0.71%	$3.62
Service Class	1,000.00	1,020.11	1.01%	5.14

*“Expenses Paid During Period” are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series' expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Table of Content

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.47%
Basic Industry	8.19%
Consumer Discretionary	11.61%
Consumer Staples	2.70%
Energy	8.38%
Financial Services*	25.73%
Healthcare	3.87%
Industrials	14.48%
Real Estate Investment Trusts	7.14%
Technology	10.71%
Transportation	2.48%
Utilities	3.18%
Short-Term Investments	1.56%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

* To monitor compliance with the Series' concentration guidelines as described in the Series' Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of Banks, Diversified Financial Services, Insurance, and Savings & Loans. As of December 31, 2023, such amounts, as a percentage of total net assets were 16.64%, 2.24%, 6.03%, and 0.82%, respectively. The percentage in any such single industry will comply with the Series' concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Atkore	1.92%
Webster Financial	1.85%
Hancock Whitney	1.82%
ITT	1.74%
Stifel Financial	1.73%
Valley National Bancorp	1.72%
Flex	1.65%
East West Bancorp	1.65%
FNB	1.57%
Berry Global Group	1.41%
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Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 98.47%t
Basic Industry — 8.19%
Ashland	112,200	$9,459,582
Avient	371,050	15,424,549
Berry Global Group	349,160	23,529,892
HB Fuller	252,000	20,515,320
Huntsman	498,271	12,521,550
Knife River †	152,100	10,065,978
Louisiana-Pacific	274,316	19,429,802
Ryerson Holding	274,442	9,517,649
Summit Materials Class A †	432,046	16,616,489
		137,080,811
Consumer Discretionary — 11.61%
Acushnet Holdings	287,300	18,148,741
Adient †	477,100	17,347,356
Barnes Group	109,300	3,566,459
Choice Hotels International	91,400	10,355,620
Columbia Sportswear	186,100	14,802,394
Group 1 Automotive	69,250	21,103,245
KB Home	294,700	18,406,962
M/I Homes †	87,900	12,107,346
Meritage Homes	126,300	22,001,460
Oxford Industries	83,350	8,335,000
Steven Madden	378,350	15,890,700
Texas Roadhouse	122,050	14,918,171
UniFirst	95,460	17,460,589
		194,444,043
Consumer Staples — 2.70%
Flowers Foods	434,400	9,778,344
J & J Snack Foods	127,300	21,276,922
Performance Food Group †	205,753	14,227,820
		45,283,086
Energy — 8.38%
CNX Resources †	315,150	6,303,000
EnLink Midstream †	985,300	11,981,248
International Seaways	295,300	13,430,244
Liberty Energy	850,600	15,429,884
Magnolia Oil & Gas Class A	804,600	17,129,934
Matador Resources	336,320	19,123,155
Murphy Oil	389,250	16,605,405
Noble	265,300	12,776,848
Patterson-UTI Energy	947,000	10,227,600
PBF Energy Class A	392,800	17,267,488
		140,274,806
Financial Services — 25.73%
Assurant	122,100	20,572,629
Axis Capital Holdings	315,400	17,463,698
Bank of NT Butterfield & Son	355,800	11,389,158
Bread Financial Holdings	260,700	8,587,458
Cadence Bank	591,350	17,498,047
Columbia Banking System	820,533	21,891,820
Comerica	197,000	10,994,570
East West Bancorp	383,086	27,563,038
Essent Group	334,900	17,662,626
First Financial Bancorp	642,350	15,255,813
First Interstate BancSystem Class A	417,949	12,851,932
FNB	1,909,100	26,288,307
Hancock Whitney	626,350	30,434,346
Hanover Insurance Group	142,100	17,253,782
Hope Bancorp	1,156,970	13,976,198
Sandy Spring Bancorp	302,950	8,252,358
Selective Insurance Group	128,540	12,787,159
Stewart Information Services	259,500	15,245,625
Stifel Financial	418,950	28,970,392
Synovus Financial	596,050	22,441,282
Valley National Bancorp	2,654,700	28,830,042
WaFd	415,150	13,683,344
Webster Financial	610,583	30,993,193
		430,886,817
Healthcare — 3.87%
Globus Medical Class A †	179,300	9,554,897
Integer Holdings †	205,300	20,341,124
Integra LifeSciences Holdings †	209,600	9,128,080
Patterson Cos	397,300	11,303,185
Prestige Consumer Healthcare †	235,350	14,408,127
		64,735,413
Industrials — 14.48%
Atkore †	200,800	32,128,000
CACI International Class A †	59,600	19,302,056
Concentrix	120,300	11,814,663
Griffon	116,900	7,125,055
H&E Equipment Services	326,800	17,098,176
ITT	243,680	29,075,898
KBR	345,125	19,123,376
MasTec †	297,346	22,515,039
Regal Rexnord	116,290	17,213,246
Terex	303,400	17,433,364
Timken	207,650	16,643,147
WESCO International	95,750	16,649,010
Zurn Elkay Water Solutions	559,500	16,454,895
		242,575,925
Real Estate Investment Trusts — 7.14%
Agree Realty	263,600	16,593,620
Apple Hospitality REIT	990,500	16,452,205
Independence Realty Trust	879,570	13,457,421
Kite Realty Group Trust	659,273	15,070,981
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Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Number of shares	Value (US $)
Common Stockst (continued)
Real Estate Investment Trusts (continued)
LXP Industrial Trust	1,536,950	$15,246,544
National Health Investors	263,500	14,716,475
Spirit Realty Capital	326,250	14,253,863
Tricon Residential	1,510,100	13,741,910
		119,533,019
Technology — 10.71%
Belden	203,900	15,751,275
Cirrus Logic †	199,800	16,621,362
Diodes †	207,600	16,715,952
Flex †	907,266	27,635,322
Leonardo DRS †	691,100	13,849,644
NCR Voyix †	218,129	3,688,562
NetScout Systems †	480,563	10,548,358
Power Integrations	209,200	17,177,412
TD SYNNEX	119,600	12,870,156
TTM Technologies †	1,182,512	18,695,515
Viavi Solutions †	1,004,400	10,114,308
Vishay Intertechnology	656,000	15,724,320
		179,392,186
Transportation — 2.48%
Kirby †	170,100	13,349,448
Saia †	19,400	8,501,468
Werner Enterprises	463,700	19,646,969
		41,497,885
Utilities — 3.18%
ALLETE	143,700	8,788,692
Black Hills	228,760	12,341,602
OGE Energy	515,200	17,995,936
Southwest Gas Holdings	223,900	14,184,065
		53,310,295
Total Common Stocks (cost $1,145,749,200)		1,649,014,286

Short-Term Investments — 1.56%
Money Market Mutual Funds — 1.56%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 5.26%)	6,531,470	6,531,470
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	6,531,470	6,531,470
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 5.37%)	6,531,470	6,531,470
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	6,531,470	6,531,470
Total Short-Term Investments (cost $26,125,880)		26,125,880
Total Value of Securities—100.03% (cost $1,171,875,080)		$1,675,140,166
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2023

Assets:
Investments, at value*	$1,675,140,166
Cash	10,657
Dividends receivable	2,533,087
Receivable for securities sold	1,046,578
Receivable for series shares sold	105,980
Foreign tax reclaims receivable	17,026
Prepaid expenses	3,975
Other assets	12,778
Total Assets	1,678,870,247
Liabilities:
Payable for series shares redeemed	1,501,468
Payable for securities purchased	1,332,453
Investment management fees payable to affiliates	969,538
Distribution fees payable to affiliates	229,890
Other accrued expenses	149,148
Administration expenses payable to affiliates	76,377
Total Liabilities	4,258,874
Total Net Assets	$1,674,611,373

Net Assets Consist of:
Paid-in capital	$1,098,857,185
Total distributable earnings (loss)	575,754,188
Total Net Assets	$1,674,611,373

Net Asset Value

Standard Class:
Net assets	$747,656,067
Shares of beneficial interest outstanding, unlimited authorization, no par	19,476,922
Net asset value per share	$38.39

Service Class:
Net assets	$926,955,306
Shares of beneficial interest outstanding, unlimited authorization, no par	24,303,587
Net asset value per share	$38.14

*Investments, at cost	$1,171,875,080

See accompanying notes, which are an integral part of the financial statements.

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Statement of operations

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Year ended December 31, 2023

Investment Income:
Dividends	$33,149,594
Foreign tax withheld	(49,662)
33,099,932

Expenses:
Management fees	10,609,066
Distribution expenses — Service Class	2,638,110
Accounting and administration expenses	267,734
Legal fees	128,741
Audit and tax fees	53,841
Trustees’ fees and expenses	48,695
Custodian fees	21,101
Reports and statements to shareholders expenses	904
Dividend disbursing and transfer agent fees and expenses	(344,095)
Other	2,307
13,426,404
Less expenses paid indirectly	(4)
Total operating expenses	13,426,400
Net Investment Income (Loss)	19,673,532

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	58,265,336
Net change in unrealized appreciation (depreciation) on investments	76,806,220
Net Realized and Unrealized Gain (Loss)	135,071,556
Net Increase (Decrease) in Net Assets Resulting from Operations	$154,745,088

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$19,673,532	$10,594,420
Net realized gain (loss)	58,265,336	59,439,084
Net change in unrealized appreciation (depreciation)	76,806,220	(268,769,425)
Net increase (decrease) in net assets resulting from operations	154,745,088	(198,735,921)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(26,805,345)	(35,691,430)
Service Class	(42,956,211)	(71,917,836)
	(69,761,556)	(107,609,266)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	102,171,093	125,569,762
Service Class	66,407,768	105,814,731

Net assets from merger:[1]
Standard Class	183,614,796	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	26,805,345	35,691,430
Service Class	42,956,211	71,917,836
	421,955,213	338,993,759
Cost of shares redeemed:
Standard Class	(125,590,776)	(71,175,072)
Service Class	(113,282,114)	(171,408,504)
	(238,872,890)	(242,583,576)
Increase in net assets derived from capital share transactions	183,082,323	96,410,183
Net Increase (Decrease) in Net Assets	268,065,855	(209,935,004)

Net Assets:
Beginning of year	1,406,545,518	1,616,480,522
End of year	$1,674,611,373	$1,406,545,518
[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware VIP® Small Cap Value Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$37.06	$45.54	$34.16	$38.30	$32.76

Income (loss) from investment operations:
Net investment income[1]	0.54	0.36	0.32	0.35	0.44
Net realized and unrealized gain (loss)	2.70	(5.69)	11.41	(2.28)	8.48
Total from investment operations	3.24	(5.33)	11.73	(1.93)	8.92

Less dividends and distributions from:
Net investment income	(0.35)	(0.34)	(0.35)	(0.41)	(0.40)
Net realized gain	(1.56)	(2.81)	—	(1.80)	(2.98)
Total dividends and distributions	(1.91)	(3.15)	(0.35)	(2.21)	(3.38)

Net asset value, end of period	$38.39	$37.06	$45.54	$34.16	$38.30

Total return[2]	9.45%	(12.09%)	34.42%	(1.90%)	28.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$747,656	$511,974	$522,319	$424,213	$435,375
Ratio of expenses to average net assets[3]	0.71%	0.78%	0.75%	0.78%	0.77%
Ratio of net investment income to average net assets	1.51%	0.92%	0.77%	1.20%	1.22%
Portfolio turnover	29%	23%	13%	24%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

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Delaware VIP® Small Cap Value Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$36.82	$45.26	$33.98	$38.06	$32.58

Income (loss) from investment operations:
Net investment income[1]	0.41	0.24	0.19	0.26	0.33
Net realized and unrealized gain (loss)	2.70	(5.66)	11.35	(2.22)	8.42
Total from investment operations	3.11	(5.42)	11.54	(1.96)	8.75

Less dividends and distributions from:
Net investment income	(0.23)	(0.21)	(0.26)	(0.32)	(0.29)
Net realized gain	(1.56)	(2.81)	—	(1.80)	(2.98)
Total dividends and distributions	(1.79)	(3.02)	(0.26)	(2.12)	(3.27)

Net asset value, end of period	$38.14	$36.82	$45.26	$33.98	$38.06

Total return[2]	9.10%	(12.35%)	34.02%	(2.18%)	27.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$926,955	$894,572	$1,094,161	$880,071	$879,365
Ratio of expenses to average net assets[3]	1.01%	1.08%	1.05%	1.08%	1.07%
Ratio of net investment income to average net assets	1.14%	0.62%	0.47%	0.90%	0.92%
Portfolio turnover	29%	23%	13%	24%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series' tax positions taken or expected to be taken on the Series' federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series' financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in

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accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective May 1, 2023, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets through April 30, 2024. Prior to May 1, 2023, there were no expense limitations in the Fund. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from May 1, 2023 through April 30, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.80%	1.10%

DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $53,194 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

“Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $113,726 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $45,714 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended December 31, 2023 were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2023, the Series engaged in Rule 17a-7 securities purchases of $20,110,761. There were no Rule 17a-7 securities sales during the year ended December 31, 2023.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$432,705,398
Sales	462,111,686

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$1,174,182,427
Aggregate unrealized appreciation of investments	$516,820,506
Aggregate unrealized depreciation of investments	(15,862,767)
Net unrealized appreciation of investments	$500,957,739

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has

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been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of December 31, 2023:

Level 1
Securities
Assets:
Common Stocks	$1,649,014,286
Short-Term Investments	26,125,880
Total Value of Securities	$1,675,140,166

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series' net assets. As of December 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$10,524,670	$11,674,994
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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

4. Dividend and Distribution Information (continued)

	Year ended
	12/31/23	12/31/22
Long-term capital gains	$59,236,886	$95,934,272
Total	$69,761,556	$107,609,266

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,098,857,185
Undistributed ordinary income	19,713,475
Undistributed long-term capital gains	64,022,751
Capital loss carryforwards*	(8,939,777)
Unrealized appreciation of investments	500,957,739
Net assets	$1,674,611,373
*	A portion of the Fund’s capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of reorganization-related adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the adjustments were to decrease total distributable earnings (loss) and increase paid-in capital by $4,685,121.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31,2023, the Series has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,510,953	$6,428,824	$8,939,777
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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,810,655	3,234,348
Service Class	1,887,093	2,683,554

Shares from merger:[1]
Standard Class	5,478,114	—

Shares issued upon reinvestment of dividends and distributions:
Standard Class	794,468	908,641
Service Class	1,278,839	1,839,332
	12,249,169	8,665,875
Shares redeemed:
Standard Class	(3,421,126)	(1,796,864)
Service Class	(3,158,928)	(4,401,550)
	(6,580,054)	(6,198,414)
Net increase	5,669,115	2,467,461
[1]	See Note 7.

7. Reorganization

On November 10, 2022, the Board approved a proposal to reorganize Delaware VIP Special Situations Series (the “Acquired Series”), a series of Delaware VIP Trust, with and into Delaware VIP Small Cap Value Series (the “Acquiring Series”) (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets, of the Acquired Series were acquired by the Acquiring Series and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. In approving the Reorganization, the Board considered various factors, including that the Acquiring Series and the Acquired Series share similar investment objectives, principal investment strategies and principal risks, and materially identical fundamental investment restrictions and that the Acquiring Series' overall total expense ratio is expected to be equal or lower than the corresponding Acquired Series' total expense ratio following the Reorganization taking into account applicable expense limitation arrangements. The Reorganization was accomplished by a tax-free exchange of shares on April 28, 2023. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series' realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with April 28, 2023 for the Reorganization were as follows:

	Acquired Series Net Assets	Acquired Series Shares Outstanding	Shares Converted to Acquiring Series	Acquiring Series Net Assets	Conversion Ratio
	Delaware VIP Special Situations Series		Delaware VIP Small Cap Value Series
Standard Class	$183,614,796	7,122,824	5,478,114	$494,242,507	0.7690
Service Class	–	–	–	845,230,752	–
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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

7. Reorganization (continued)

The net assets of the Acquired Series before the Reorganization were $183,614,796. The net assets of the Acquiring Series immediately following the Reorganization were $1,523,088,055.

Assuming the Reorganization had been completed on January 1, 2023, the Acquiring Series' pro forma results of operations for the year ended December 31, 2023, would have been as follows:

Net investment income	$20,885,369
Net realized gain on investments	64,808,336
Net change in unrealized appreciation (depreciation)	60,373,580
Net increase in net assets resulting from operations	$146,067,285

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Series that have been included in the Acquiring Series' Statement of Operations since the Reorganization was consummated on April 28, 2023.

8. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD)

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country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series' cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

10. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2023. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2023, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

(continues)	21

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series' financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Small Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	84.91%
(B) Ordinary Income Distributions (Tax Basis)	15.09%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series' total distributions.

(C) is based on the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Small Cap Value Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

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After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provides these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third and second quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 10-year period was above the median of its Performance Universe and for the 1-, 3- and 5-year periods was below the median of its Performance Universe. The Board

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that, as of March 31, 2023, the Fund’s net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series' investment advisor.
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[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series' investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

31

Table of Content

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)
AR-VIPSCV-0224

Annual report

Delaware VIP® Trust

Delaware VIP Fund for Income Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Fund for Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series’ name will change from Delaware VIP Fund for Income Series to Macquarie VIP Fund for Income Series.

The investment objective of the Series is to seek high current income.

For the fiscal year ended December 31, 2023, Delaware VIP Fund for Income Series (the “Series”) Standard Class shares gained 13.27%. The Series’ Service Class shares advanced 12.85%. These figures reflect all distributions reinvested. During the same period, the Series’ benchmark, the ICE BofA US High Yield Constrained Index, gained 13.47%. For complete, annualized performance of the Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

The high yield market, as measured by the ICE BofA US High Yield Constrained Index, rallied entering 2023 as yields on high yield bonds were close to 9%, with modestly tight yield spreads. Historically, whenever yields have been above 8%, 12-month forward-looking returns in high yield have typically returned 10% or more but in the fiscal year ended December 31, 2023, US Federal Reserve rate hikes put pressure on credit.

During the fiscal year, high yield generally returned more as risk exposure increased. While the overall high yield market, based on the ICE BofA US High Yield Constrained Index, returned 13.5% during the period, the index’s CCC-rated bond segment led with a 20.5% return. In contrast, BB-rated securities earned 11.5% and B-rated bonds returned roughly 14%.

For most of the 12-month period, bond investors remained laser-focused on the Fed and its commentary. Although the Fed was transparent about its plans, investors nonetheless got out in front with expectations of a monetary policy pivot to lower interest rates. It wasn’t until November that a more-dovish Fed indicated that the end of its rate hike cycle was near. Investors’ reaction was euphoric, leading to a strong rally at the end of the fiscal year. However, the Fed maintained that its future policy actions would remain data dependent.

Beyond the Fed’s actions, 2023 was marked by two important events. The first was Silicon Valley Bank’s (SVB’s) collapse in March. Fortunately, the high yield market cruised through the banking crisis almost unscathed. Second, the Israeli-Hamas war that began on October 7 led to a selloff, followed by a sharp rebound among high yield bonds and other assets in November and December, as noted earlier.

Despite early concerns about rising default rates in a deteriorating US economy, the default rate for high yield bonds stayed below 3%, well within historical averages. Throughout the fiscal year, company fundamentals proved to be far more resilient than many had expected. Security selection was key as companies within high yield that performed very poorly were punished for missing earnings estimates.

Among industry groups, the automotive sector led performance, largely on the upgrade of Ford Motor Co. bonds to investment grade. The housing sector also did well, showing more resilience than many had expected. Gaming and leisure likewise performed well. Gaming is typically a defensive area with resilient demand. Strength in cruise lines, which rebounded from their COVID-19-related downturn, contributed to performance in leisure.

Conversely, weaker sectors included broadcasting, which was weighed down by concerns about a reduction in ad spending. Metals and mining did poorly as the price of copper fell steadily. Telecommunications performed relatively poorly, with slower growth squeezing free cash flow. However, overall market strength was so strong that absolute performance was positive, even among relatively weak areas: all sectors were at or close to double-digit annual returns.

Within the Series

Going into 2023, we managed the Series slightly aggressively, positioning it to capture higher absolute yields. Among sectors that detracted from relative returns, we were underweight in a few areas of strength, missing out on potential returns in real estate and retail, which is a typical underweight. Financial services also detracted from returns as we owned some banks that were a drag on performance after SVB’s demise.

Sectors that contributed to the Series’ performance included insurance, energy, and technology. Insurance is a sector that we typically overweight and tend to be down in quality as we believe insurance securities have often been mis-rated by ratings agencies. In energy, the Series was more aggressively overweight than it has been, which paid off as energy securities had strong annual performance. Within technology, an overweight and strong security selection contributed to relative returns.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Among individual securities, Credit Suisse Group AG, a bank affected by the March banking crisis, was a major detractor from performance. We held some of these bonds in the Series, which were at the bottom of the cash structure before the banking crisis. Although we were initially comfortable with that position, that changed in March when those bonds traded down heavily. Fortunately, we were able to sell them early on as they underperformed for the full year.

Ardagh, a packaging company, also detracted from the Series’ performance. Ardagh has both a metals and a glass business. While the metals business did well, its glass business came under pressure and, as a result, the company’s fundaments were under stress. We are not concerned about default risk, however, and continued to hold these bonds as of fiscal year end.

First Quantum Minerals Ltd., a copper mining company, likewise detracted from the Series’ performance. The company has attractive assets in our view and performed relatively well for most of the fiscal year. However, First Quantum was forced to shut down a large copper mine in Panama following a lengthy protest outside the mine over environmental concerns. That resulted in the bonds selling off late in the year. Nevertheless, we believe asset valuations remain attractive, and we continued to own First Quantum Minerals in the Series at fiscal year end.

The two dominant cruise-line industry operators – Carnival PLC and Royal Caribbean Cruises Ltd. – outperformed during the fiscal year. Both companies had been investment grade before a sharp pandemic-induced loss of business resulted in a downgrade. We found their valuations to be very attractive and had confidence in their long-term fundamental stories. Both industry leaders have performed well, and we think they are well on their way to regaining investment grade status. As of fiscal year end, we remained bullish on our cruise-line exposure.

Another contributor to relative performance was NFP Corp., a leading property and casualty insurance company that received a boost when it was bought by industry giant Aon in December 2023.

The Fed is likely to play a large role in determining the direction of financial markets. At year end, high yield bond fundamentals were healthy based on a wide range of metrics, including leverage, interest-coverage ratios, and free cash flow to debt.

We think the quality of bonds in the Series’ benchmark is significantly better than it had been previously and continue to monitor for a variety of credit metrics.

While asset class fundamentals inspire confidence, we are somewhat cautious on valuations. We entered 2024 with a sub-8% yield and spreads at 350 basis points (one basis point equals one-hundredth of a percentage point) and consider the valuation outlook to be a bit more challenging than it was a year ago. However, even with some anticipated spread widening, we think the default outlook remains healthy, and that the rise in defaults should remain in line with historical default rates, at around 3.5%.

Since we anticipate market volatility, we’ll look to be opportunistic in our approach as we build our portfolios from the bottom up, focusing on credit selection.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on November 9, 1987)	+13.27%	+5.16%	+3.94%	—
Service Class shares (commenced operations on April 1, 2022)	+12.85%	—	—	+2.68%
ICE BofA US High Yield Constrained Index	+13.47%	+5.19%	+4.51%	—

These figures reflect all distributions reinvested. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class shares and Service Class shares of the Series were 0.74% and 1.04%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.86% and 1.23%, respectively. The management fee for Standard Class and Service Class shares was 0.65%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Fund for Income (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Liquidity risk is the possibility that investments cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$15,545
Delaware VIP Fund for Income Series – Standard Class shares	$10,000	$14,716

The graph shows a $10,000 investment in Delaware VIP Fund for Income Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the ICE BofA US High Yield Constrained Index for the period from December 31, 2013 through December 31, 2023.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

4

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

5

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Fund for Income Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,078.30	0.74%	$3.88
Service Class	1,000.00	1,076.60	1.04%	5.44
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.48	0.74%	$3.77
Service Class	1,000.00	1,019.96	1.04%	5.30
*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

6

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Fund for Income Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	84.78%
Automotive	2.71%
Basic Industry	7.09%
Capital Goods	4.63%
Consumer Goods	1.34%
Electric	3.24%
Energy	13.06%
Financial Services	2.52%
Healthcare	6.25%
Insurance	3.98%
Leisure	6.48%
Media	9.47%
Retail	3.21%
Services	5.85%
Technology & Electronics	5.13%
Telecommunications	7.64%
Transportation	2.18%
Loan Agreements	10.78%
Short-Term Investments	3.01%
Total Value of Securities	98.57%
Receivables and Other Assets Net of Liabilities	1.43%
Total Net Assets	100.00%
7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2023

	Principal amount°	Value (US $)
Corporate Bonds — 84.78%
Automotive — 2.71%
Allison Transmission 144A 5.875% 6/1/29 #	410,000	$409,014
Ford Motor 4.75% 1/15/43	265,000	219,065
Ford Motor Credit
3.375% 11/13/25	260,000	248,920
4.542% 8/1/26	270,000	261,586
7.35% 3/6/30	475,000	510,672
Goodyear Tire & Rubber 5.25% 7/15/31	390,000	354,336
		2,003,593
Basic Industry — 7.09%
Arsenal AIC Parent 144A 8.00% 10/1/30 #	225,000	235,037
Chemours 144A 5.75% 11/15/28 #	405,000	386,303
CP Atlas Buyer 144A 7.00% 12/1/28 #	325,000	283,329
First Quantum Minerals
144A 6.875% 10/15/27 #	440,000	374,550
144A 7.50% 4/1/25 #	320,000	305,410
144A 8.625% 6/1/31 #	550,000	466,813
FMG Resources August 2006
144A 5.875% 4/15/30 #	330,000	327,435
144A 6.125% 4/15/32 #	150,000	151,289
NOVA Chemicals 144A 8.50% 11/15/28 #	85,000	89,242
Novelis
144A 3.875% 8/15/31 #	95,000	83,855
144A 4.75% 1/30/30 #	975,000	918,502
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	735,000	681,110
Standard Industries 144A 3.375% 1/15/31 #	680,000	585,997
Vibrantz Technologies 144A 9.00% 2/15/30 #	447,000	355,017
		5,243,889
Capital Goods — 4.63%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	425,000	199,021
Ardagh Metal Packaging Finance USA
144A 3.25% 9/1/28 #	220,000	192,715
144A 4.00% 9/1/29 #	230,000	194,979
Bombardier
144A 6.00% 2/15/28 #	441,000	430,187
144A 7.50% 2/1/29 #	295,000	300,144
144A 8.75% 11/15/30 #	140,000	149,233
Clydesdale Acquisition Holdings
144A 6.625% 4/15/29 #	75,000	73,821
144A 8.75% 4/15/30 #	240,000	224,058
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	525,000	534,755
144A 9.25% 4/15/27 #	190,000	186,702
Sealed Air
144A 5.00% 4/15/29 #	215,000	208,142
144A 7.25% 2/15/31 #	90,000	95,540
TransDigm 144A 6.875% 12/15/30 #	615,000	633,853
		3,423,150
Consumer Goods — 1.34%
Acushnet 144A 7.375% 10/15/28 #	233,000	243,232
Cerdia Finanz 144A 10.50% 2/15/27 #	320,000	326,439
Pilgrim’s Pride 4.25% 4/15/31	465,000	420,575
		990,246
Electric — 3.24%
Calpine
144A 3.75% 3/1/31 #	440,000	386,431
144A 4.625% 2/1/29 #	155,000	144,118
144A 5.00% 2/1/31 #	510,000	468,193
144A 5.125% 3/15/28 #	270,000	259,039
Vistra
144A 7.00% 12/15/26 #, µ, Ψ	785,000	774,300
144A 8.00% 10/15/26 #, µ, Ψ	365,000	363,911
		2,395,992
Energy — 13.06%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	495,000	461,057
144A 7.00% 11/1/26 #	230,000	231,804
Callon Petroleum
144A 7.50% 6/15/30 #	475,000	479,551
144A 8.00% 8/1/28 #	290,000	296,494
Civitas Resources 144A 8.625% 11/1/30 #	355,000	376,856
CNX Midstream Partners 144A 4.75% 4/15/30 #	240,000	215,829
Energy Transfer
144A 6.00% 2/1/29 #	317,000	320,056
144A 7.375% 2/1/31 #	70,000	73,609
EQM Midstream Partners
144A 4.75% 1/15/31 #	807,000	752,115
6.50% 7/15/48	124,000	127,242
Genesis Energy
7.75% 2/1/28	375,000	376,694
8.00% 1/15/27	335,000	340,797
8.25% 1/15/29	160,000	164,774
8

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Hilcorp Energy I
144A 6.00% 4/15/30 #	520,000	$505,001
144A 6.00% 2/1/31 #	70,000	67,735
144A 6.25% 4/15/32 #	268,000	258,190
Murphy Oil 6.375% 7/15/28	820,000	824,529
NuStar Logistics
6.00% 6/1/26	267,000	266,769
6.375% 10/1/30	310,000	310,989
Southwestern Energy
5.375% 2/1/29	75,000	73,264
5.375% 3/15/30	750,000	733,236
Transocean 144A 8.00% 2/1/27 #	516,000	503,621
USA Compression Partners
6.875% 4/1/26	270,000	269,157
6.875% 9/1/27	500,000	494,621
Vital Energy
144A 7.75% 7/31/29 #	420,000	402,015
9.75% 10/15/30	165,000	171,175
Weatherford International 144A 8.625% 4/30/30 #	545,000	569,505
		9,666,685
Financial Services — 2.52%
AerCap Holdings 5.875% 10/10/79 µ	800,000	790,815
Air Lease 4.65% 6/15/26 µ, Ψ	450,000	405,133
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	710,000	667,839
		1,863,787
Healthcare — 6.25%
AthenaHealth Group 144A 6.50% 2/15/30 #	200,000	181,703
Avantor Funding 144A 3.875% 11/1/29 #	425,000	386,352
Bausch Health 144A 11.00% 9/30/28 #	186,000	135,683
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	180,000	157,725
144A 3.50% 4/1/30 #	40,000	34,841
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	425,000	402,332
CHS 144A 4.75% 2/15/31 #	470,000	370,125
DaVita
144A 3.75% 2/15/31 #	240,000	197,491
144A 4.625% 6/1/30 #	210,000	183,514
Heartland Dental 144A 8.50% 5/1/26 #	504,000	499,020
Legacy LifePoint Health 144A 4.375% 2/15/27 #	35,000	32,351
Medline Borrower
144A 3.875% 4/1/29 #	385,000	348,561
144A 5.25% 10/1/29 #	605,000	571,069
Organon & Co. 144A 5.125% 4/30/31 #	435,000	372,545
Tenet Healthcare
4.375% 1/15/30	490,000	454,632
6.125% 10/1/28	300,000	299,415
		4,627,359
Insurance — 3.98%
HUB International 144A 5.625% 12/1/29 #	470,000	448,961
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	740,000	778,032
144A 10.50% 12/15/30 #	560,000	591,118
NFP
144A 6.875% 8/15/28 #	645,000	656,175
144A 7.50% 10/1/30 #	185,000	197,064
USI 144A 7.50% 1/15/32 #	265,000	271,638
		2,942,988
Leisure — 6.48%
Boyd Gaming
4.75% 12/1/27	368,000	354,743
144A 4.75% 6/15/31 #	462,000	424,527
Caesars Entertainment 144A 7.00% 2/15/30 #	625,000	641,289
Carnival
144A 5.75% 3/1/27 #	355,000	346,545
144A 6.00% 5/1/29 #	765,000	736,672
Light & Wonder International 144A 7.25% 11/15/29 #	545,000	558,565
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	952,000	940,465
144A 7.25% 1/15/30 #	180,000	188,101
Scientific Games Holdings 144A 6.625% 3/1/30 #	635,000	601,101
		4,792,008
Media — 9.47%
AMC Networks 4.25% 2/15/29	450,000	343,803
Arches Buyer 144A 6.125% 12/1/28 #	465,000	402,739
CCO Holdings
144A 4.50% 8/15/30 #	875,000	789,967
4.50% 5/1/32	120,000	102,935
144A 5.375% 6/1/29 #	365,000	344,553
CMG Media 144A 8.875% 12/15/27 #	705,000	559,816
9

Schedule of investments

Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CSC Holdings
144A 4.625% 12/1/30 #	600,000	$362,022
144A 5.00% 11/15/31 #	440,000	266,693
144A 5.75% 1/15/30 #	460,000	286,828
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	484,000	326,407
Directv Financing 144A 5.875% 8/15/27 #	670,000	630,066
DISH DBS 144A 5.75% 12/1/28 #	670,000	535,648
Gray Escrow II 144A 5.375% 11/15/31 #	885,000	668,705
Gray Television 144A 4.75% 10/15/30 #	275,000	207,327
Nexstar Media 144A 4.75% 11/1/28 #	345,000	318,188
Sirius XM Radio 144A 4.00% 7/15/28 #	935,000	865,326
		7,011,023
Retail — 3.21%
Asbury Automotive Group
144A 4.625% 11/15/29 #	90,000	83,405
4.75% 3/1/30	320,000	299,078
Bath & Body Works
6.875% 11/1/35	295,000	299,116
6.95% 3/1/33	200,000	200,145
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	380,000	364,789
Michaels 144A 5.25% 5/1/28 #	265,000	209,702
Murphy Oil USA 144A 3.75% 2/15/31 #	450,000	392,371
PetSmart 144A 7.75% 2/15/29 #	540,000	525,770
		2,374,376
Services — 5.85%
ADT Security 144A 4.125% 8/1/29 #	470,000	433,035
CDW 3.569% 12/1/31	675,000	599,528
Gartner 144A 4.50% 7/1/28 #	395,000	374,836
GFL Environmental 144A 6.75% 1/15/31 #	265,000	273,356
Iron Mountain
144A 5.25% 3/15/28 #	460,000	447,521
144A 5.25% 7/15/30 #	260,000	247,791
Prime Security Services Borrower 144A 5.75% 4/15/26 #	265,000	266,603
Staples 144A 7.50% 4/15/26 #	425,000	395,778
United Rentals North America 3.875% 2/15/31	435,000	395,763
White Cap Buyer 144A 6.875% 10/15/28 #	610,000	591,250
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	308,000	306,972
		4,332,433
Technology & Electronics — 5.13%
Clarios Global 144A 8.50% 5/15/27 #	365,000	366,957
CommScope Technologies 144A 6.00% 6/15/25 #	399,000	325,560
Entegris Escrow
144A 4.75% 4/15/29 #	212,000	204,487
144A 5.95% 6/15/30 #	585,000	582,135
Micron Technology 5.875% 9/15/33	365,000	379,825
NCR Voyix
144A 5.00% 10/1/28 #	220,000	208,186
144A 5.125% 4/15/29 #	115,000	109,448
144A 5.25% 10/1/30 #	260,000	239,107
Seagate HDD Cayman
5.75% 12/1/34	210,000	202,048
144A 8.25% 12/15/29 #	195,000	210,456
Sensata Technologies 144A 4.00% 4/15/29 #	575,000	534,994
SS&C Technologies 144A 5.50% 9/30/27 #	440,000	433,997
		3,797,200
Telecommunications — 7.64%
Altice France 144A 5.50% 10/15/29 #	690,000	541,915
Altice France Holding 144A 6.00% 2/15/28 #	705,000	339,249
Connect Finco 144A 6.75% 10/1/26 #	590,000	586,982
Consolidated Communications
144A 5.00% 10/1/28 #	520,000	426,964
144A 6.50% 10/1/28 #	510,000	442,425
Digicel International Finance 144A 8.75% 5/25/24 #	410,000	383,879
Frontier Communications Holdings
144A 5.00% 5/1/28 #	75,000	69,382
144A 5.875% 10/15/27 #	615,000	594,663
5.875% 11/1/29	200,000	169,226
144A 6.75% 5/1/29 #	255,000	228,288
144A 8.75% 5/15/30 #	110,000	113,246
Northwest Fiber 144A 4.75% 4/30/27 #	615,000	587,814
Sable International Finance 144A 5.75% 9/7/27 #	523,000	494,518
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	485,000	433,532
10

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
VZ Secured Financing 144A 5.00% 1/15/32 #	285,000	$243,660
		5,655,743
Transportation — 2.18%
Air Canada 144A 3.875% 8/15/26 #	410,000	391,968
Azul Secured Finance
144A 11.50% 5/28/29 #	183,462	155,714
144A 11.93% 8/28/28 #	420,000	434,877
Grupo Aeromexico 144A 8.50% 3/17/27 #	655,000	632,722
		1,615,281
Total Corporate Bonds (cost $65,552,259)		62,735,753

Loan Agreements — 10.78%
Amynta Agency Borrower 9.606% (SOFR01M + 4.25%) 2/28/28 •	713,212	715,250
Applied Systems 2nd Lien 12.098% (SOFR01M + 6.75%) 9/17/27 •	486,194	489,942
Bausch & Lomb 8.71% (SOFR01M + 3.35%) 5/10/27 •	368,131	365,083
Calpine 7.97% (SOFR01M + 2.61%) 12/16/27 •	452	453
Clarios Global 9.106% (SOFR01M + 3.75%) 5/6/30 •	364,087	365,225
CNT Holdings I 2nd Lien 12.176% (SOFR03M + 6.75%) 11/6/28 •	251,211	253,566
Commscope 8.72% (SOFR01M + 3.36%) 4/6/26 •	190,841	170,942
Form Technologies Tranche B 9.988% (SOFR03M + 4.60%) 7/22/25 •	559,194	520,051
Guardian US Holdco 9.348% (SOFR03M + 4.00%) 1/31/30 •	297,505	298,844
Hamilton Projects Acquiror 9.97% (SOFR01M + 4.61%) 6/17/27 •	506,350	509,198
Hexion Holdings 1st Lien 10.022% (SOFR03M + 4.65%) 3/15/29 •	128,050	123,408
Hexion Holdings 2nd Lien 13.203% (SOFR01M + 7.85%) 3/15/30 •	470,000	400,675
HUB International 9.662% (SOFR03M + 4.25%) 6/20/30 •	133,179	133,956
Hunter Douglas Holding Tranche B-1 8.88% (SOFR03M + 3.50%) 2/26/29 •	203,947	203,628
INDICOR Tranche B 9.348% (SOFR03M + 4.00%) 11/22/29 •	665,976	668,577
Northwest Fiber 1st Lien Tranche B-2 9.243% (SOFR03M + 3.86%) 4/30/27 •	186,834	186,907
Parkway Generation Tranche B 10.395% (SOFR03M + 5.01%) 2/16/29 •	163,974	158,081
Parkway Generation Tranche C 10.395% (SOFR03M + 5.01%) 2/16/29 •	20,609	19,868
PMHC II 9.807% (SOFR03M + 4.40%) 4/23/29 •	84,359	81,090
Pre Paid Legal Services 2nd Lien 12.47% (SOFR01M + 7.11%) 12/14/29 •	100,000	91,500
SPX Flow 9.956% (SOFR01M + 4.60%) 4/5/29 •	406,078	407,855
Swf Holdings I 9.47% (SOFR01M + 4.11%) 10/6/28 •	399,715	357,045
UKG 2nd Lien 10.68% (SOFR03M + 5.35%) 5/3/27 •	774,000	777,225
Vantage Specialty Chemicals 1st Lien 10.108% (SOFR01M + 4.75%) 10/26/26 •	706,585	683,621
Total Loan Agreements (cost $7,920,395)		7,981,990

	Number of shares
Short-Term Investments — 3.01%
Money Market Mutual Funds — 3.01%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	556,513	556,513
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	556,514	556,514
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	556,514	556,514
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	556,514	556,514
Total Short-Term Investments (cost $2,226,055)		2,226,055
Total Value of Securities—98.57% (cost $75,698,709)		$72,943,798
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
11

Schedule of investments

Delaware VIP® Trust — Delaware VIP Fund for Income Series

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $51,271,147, which represents 69.28% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Summary of abbreviations:

DAC – Designated Activity Company

PIK – Payment-in-kind

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

12

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2023

Assets:
Investments, at value*	$72,943,798
Cash	30,422
Dividends and interest receivable	1,100,757
Receivable for series shares sold	11,671
Prepaid expenses	229
Other assets	633
Total Assets	74,087,510
Liabilities:
Investment management fees payable to affiliates	41,769
Other accrued expenses	27,210
Administration expenses payable to affiliates	15,447
Payable for series shares redeemed	1,375
Distribution fees payable to affiliates	269
Total Liabilities	86,070
Total Net Assets	$74,001,440

Net Assets Consist of:
Paid-in capital	$83,303,110
Total distributable earnings (loss)	(9,301,670)
Total Net Assets	$74,001,440

Net Asset Value

Standard Class:
Net assets	$72,921,035
Shares of beneficial interest outstanding, unlimited authorization, no par	12,908,420
Net asset value per share	$5.65

Service Class:
Net assets	$1,080,405
Shares of beneficial interest outstanding, unlimited authorization, no par	192,164
Net asset value per share	$5.62

*Investments, at cost	$75,698,709

See accompanying notes, which are an integral part of the financial statements.

13

Statement of operations

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Year ended December 31, 2023

Investment Income:
Interest	$5,284,928
Dividends	119,812
5,404,740

Expenses:
Management fees	476,955
Distribution expenses — Service Class	2,157
Audit and tax fees	55,116
Accounting and administration expenses	40,385
Reports and statements to shareholders expenses	16,359
Legal fees	9,061
Custodian fees	8,917
Dividend disbursing and transfer agent fees and expenses	6,821
Trustees’ fees and expenses	3,076
Other	9,821
628,668
Less expenses waived	(83,514)
Less expenses paid indirectly	(1)
Total operating expenses	545,153
Net Investment Income (Loss)	4,859,587

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(2,831,527)
Net change in unrealized appreciation (depreciation) on investments	7,011,013
Net Realized and Unrealized Gain (Loss)	4,179,486
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,039,073

See accompanying notes, which are an integral part of the financial statements.

14

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Fund for Income Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,859,587	$4,345,694
Net realized gain (loss)	(2,831,527)	(1,985,226)
Net change in unrealized appreciation (depreciation)	7,011,013	(12,352,140)
Net increase (decrease) in net assets resulting from operations	9,039,073	(9,991,672)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,476,747)	(5,758,945)
Service Class	(40,842)	(669)
	(4,517,589)	(5,759,614)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	1,928,011	723,219
Service Class	555,764	448,272

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,476,747	5,758,945
Service Class	40,842	669
	7,001,364	6,931,105
Cost of shares redeemed:
Standard Class	(11,322,153)	(10,523,164)
Service Class	(18,526)	(3,593)
	(11,340,679)	(10,526,757)
Decrease in net assets derived from capital share transactions	(4,339,315)	(3,595,652)
Net Increase (Decrease) in Net Assets	182,169	(19,346,938)

Net Assets:
Beginning of year	73,819,271	93,166,209
End of year	$74,001,440	$73,819,271

See accompanying notes, which are an integral part of the financial statements.

15

Financial highlights

Delaware VIP® Fund for Income Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$5.31	$6.41	$6.44	$6.36	$5.96

Income (loss) from investment operations:
Net investment income[2]	0.35	0.30	0.28	0.29	0.30
Net realized and unrealized gain (loss)	0.33	(0.99)	0.02	0.16	0.44
Total from investment operations	0.68	(0.69)	0.30	0.45	0.74

Less dividends and distributions from:
Net investment income	(0.34)	(0.32)	(0.33)	(0.37)	(0.34)
Net realized gain	—	(0.09)	—	—	—
Total dividends and distributions	(0.34)	(0.41)	(0.33)	(0.37)	(0.34)

Net asset value, end of period	$5.65	$5.31	$6.41	$6.44	$6.36

Total return[3]	13.27%[4]	(11.06%)[4]	4.88%	7.95%[4]	12.78%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$72,921	$73,373	$93,166	$97,868	$105,035
Ratio of expenses to average net assets[5]	0.74%	0.75%	0.80%	0.83%	0.85%
Ratio of expenses to average net assets prior to fees waived[5]	0.85%	0.86%	0.80%	0.87%	0.88%
Ratio of net investment income to average net assets	6.63%	5.40%	4.45%	4.73%	4.94%
Ratio of net investment income to average net assets prior to fees waived	6.52%	5.29%	4.45%	4.69%	4.91%
Portfolio turnover	33%	35%	86%	131%	115%
[1]	On October 4, 2019, the First Investors Life Series Fund For Income shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Fund For Income shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

16

Delaware VIP® Fund for Income Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended 12/31/23	4/1/22[1] to 12/31/22
Net asset value, beginning of period	$5.30	$6.13

Income (loss) from investment operations:
Net investment income[2]	0.34	0.23
Net realized and unrealized gain (loss)	0.31	(0.65)
Total from investment operations	0.65	(0.42)

Less dividends and distributions from:
Net investment income	(0.33)	(0.32)
Net realized gain	—	(0.09)
Total dividends and distributions	(0.33)	(0.41)

Net asset value, end of period	$5.62	$5.30

Total return[3]	12.85%	(7.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,080	$446
Ratio of expenses to average net assets[4]	1.04%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.15%	1.23%
Ratio of net investment income to average net assets	6.38%	5.90%
Ratio of net investment income to average net assets prior to fees waived	6.27%	5.71%
Portfolio turnover	33%	35%[5]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Fund for Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series’ valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies, other than exchange-trade funds (ETFs), are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the

18

specific securities sold. Interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2023 through April 30, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.74%	1.04%

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $6,370 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $5,501 for these services.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $2,224 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$22,821,530
Sales	27,828,477

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$75,974,731
Aggregate unrealized appreciation of investments	$1,309,311
Aggregate unrealized depreciation of investments	(4,488,675)
Net unrealized depreciation of investments	$(3,179,364)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

20

asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments.(Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Total
Securities
Assets:
Corporate Bonds	$—	$62,735,753	$62,735,753
Loan Agreements	—	7,981,990	7,981,990
Short-Term Investments	2,226,055	—	2,226,055
Total Value of Securities	$2,226,055	$70,717,743	$72,943,798

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2023, there were no Level 3 investments.

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$4,517,589	$5,367,219
Long-term capital gains	—	392,395
Total	$4,517,589	$5,759,614

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$83,303,110
Undistributed ordinary income	5,018,654
Capital loss carryforwards*	(11,140,960)
Unrealized depreciation of investments	(3,179,364)
Net assets	$74,001,440
*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31,2023, the Series has capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,093,633	$9,047,327	$11,140,960
22

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	358,364	128,876
Service Class	103,710	84,603

Shares issued upon reinvestment of dividends and distributions:
Standard Class	862,572	1,033,922
Service Class	7,900	120
	1,332,546	1,247,521
Shares redeemed:
Standard Class	(2,117,684)	(1,888,558)
Service Class	(3,490)	(679)
	(2,121,174)	(1,889,237)
Net decrease	(788,628)	(641,716)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Fund for Income Series

8. Securities Lending (continued)

security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

9. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the

24

underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series. There were no unfunded loan commitments at the year ended December 31, 2023.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended , and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series’ financial statements.

(continues)	25

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Fund for Income Series.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Fund for Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and agent banks. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series' total distributions.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Fund for Income Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

27

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and underperformed its benchmark index for the 5- and 10-year periods.

28

The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

29

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Fund for Income Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

30

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
31

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
32

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
33

Board of trustees and officers addendum

Delaware Funds by Macquarie®

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)
AR-VIPFFI-0224

Annual report

Delaware VIP® Trust

Delaware VIP Growth and Income Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth and Income Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series’ name will change from Delaware VIP Growth and Income Series to Macquarie VIP Growth and Income Series.

The investment objective of the Series is to seek long-term growth of capital and current income.

For the fiscal year ended December 31, 2023, Delaware VIP Growth and Income Series (the “Series”) Standard Class shares gained 12.11% with all distributions reinvested. The Series outperformed its benchmark, the Russell 1000® Value Index, which gained 11.46% for the same period. For complete, annualized performance of Delaware VIP Growth and Income Series, please see the table on page 2. Please see page 3 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Concerns that had characterized 2022, namely high interest rates and the possibility, even the likelihood, of recession, remained at the beginning of the fiscal year ended December 31, 2023. As it turned out, 2023 was a good year for equities with the S&P 500® Index returning 25.67%, fueled in no small part by the emergence of artificial intelligence (AI). Viewed as the “next big thing,” AI sent the multiples of several technology companies soaring, most notably semiconductor manufacturer NVIDIA Corp. By the time the period was over, inflation had moderated, the US Federal Reserve had signaled an end to its aggressive rate hike cycle, and fear of recession had given way to optimism for a soft landing.

Equity markets in the US continued to outperform their global counterparts, as domestic benchmarks, including the S&P 500 Index, considerably outperformed those of other key regions. Despite beginning the period with high valuations, solid earnings growth pushed markets higher. That said, the 10 largest stocks, including Amazon.com Inc., Apple Inc., and Microsoft Corp., accounted for nearly all of the US equity markets’ performance. In part, excitement generated by AI drove this performance, but it was also supported by resilient earnings growth in an economy that has held up remarkably well over the past 12 months despite several headwinds. While returns for equity markets were strong, accumulated inflation, pressure on discretionary income, mounting credit-card debt, and higher interest rates continued to weigh on consumers. Spending was concentrated on daily necessities and cheaper alternatives. Home improvement projects were downsized.

At its final meeting of the year in December, the Fed left interest rates unchanged. That was the third consecutive meeting that the Fed kept interest rates on hold. Yields on longer-dated Treasurys moved lower, with the yield on the 10-year note falling to 3.88% at period end, down from a peak of 4.99% on October 19. The price of crude oil declined to $71.33 per barrel, falling in each of the last three months of the period.

Source: Bloomberg unless otherwise noted.

Within the Series

On a sector basis, financials, information technology (IT), and utilities were the main contributors to the Series’ performance. Positive stock selection was the main driver of robust performance within the financials sector. In particular, holdings in Blackstone Inc. and Evercore Inc. contributed. Alternative-asset management firm Blackstone continued its strong run after surpassing $1 trillion in assets under management in the prior quarter.

In the IT sector, asset allocation primarily drove relative performance. Overweight holdings in Broadcom Inc. and Motorola Solutions Inc. added to performance. Chipmaker Broadcom rallied strongly as investors responded to strong earnings and a dividend increase. The focus on AI-related spending on infrastructure software and semiconductors benefited the company.

The healthcare and industrial sectors detracted the most from performance. Stock selection and an underweight allocation to industrials weighed on performance as the sector delivered a positive return for the fiscal year. Both negative stock selection and allocation drove underperformance in healthcare.

At the close of the fiscal year, the Series held 89 companies diversified across sectors. Cash was 0.3% of the Series’ total portfolio, and no derivative instruments were held. From a sector positioning point of view, the Series was overweight consumer discretionary, communication services, and financials. The Series was underweight industrials, utilities, materials, and real estate. From a factor perspective, at the end of the period, the Series had a quality and value tilt. Due to the Series’ objective, there was also a large exposure to income.

1

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Standard Class shares (commenced operations on November 9, 1987)	+12.11%	+12.14%	+8.00%
Russell 1000 Value Index	+11.46%	+10.91%	+8.40%

These figures reflect all distributions reinvested. Please see page 3 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.71%, while total operating expenses for Standard Class shares were 0.71%. The management fee for Standard Class shares was 0.65%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Growth and Income Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-though” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

2

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$22,399
Delaware VIP Growth and Income Series – Standard Class shares	$10,000	$21,588

The graph shows a $10,000 investment in Delaware VIP Growth and Income Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the Russell 1000 Value Index for the period from December 31, 2013 through December 31, 2023.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

3

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Growth and Income Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,098.00	0.72%	$3.81
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.58	0.72%	$3.67

* “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

4

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Growth and Income Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.37%
Communication Services	10.48%
Consumer Discretionary	11.23%
Consumer Staples	4.69%
Energy	11.48%
Financials*	25.21%
Healthcare	16.96%
Industrials	7.23%
Information Technology	12.09%
Short-Term Investments	0.56%
Total Value of Securities	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%

*To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Financials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financials sector consisted of Banks, Commercial Services, Diversified Financial Services, Insurance, Private Equity, and Real Estate Investment Trusts. As of December 31, 2023, such amounts, as a percentage of total net assets were 5.59%, 1.44%, 7.96%, 7.43%, 1.68%, and 1.11%, respectively. The percentage in any such single industry will comply with the Series’ concentration policy even if the percentage in the Financials sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	4.81%
Cisco Systems	4.03%
Merck & Co.	3.82%
Gilead Sciences	3.58%
Meta Platforms Class A	3.50%
Philip Morris International	3.35%
Lowe’s	3.20%
Cigna Group	3.18%
Bristol-Myers Squibb	2.88%
Comcast Class A	2.85%
5

Schedule of investments

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 99.37%t
Communication Services — 10.48%
AT&T	557,812	$9,360,085
Comcast Class A	387,191	16,978,325
Meta Platforms Class A †	58,778	20,805,061
Verizon Communications	403,028	15,194,156
		62,337,627
Consumer Discretionary — 11.23%
AutoZone †	1,742	4,504,133
Booking Holdings †	1,308	4,639,764
Ford Motor	570,687	6,956,674
General Motors	201,126	7,224,446
Kohl’s	107,319	3,077,909
Lowe’s	85,658	19,063,188
NIKE Class B	43,006	4,669,161
Tapestry	94,858	3,491,723
TJX	140,107	13,143,438
		66,770,436
Consumer Staples — 4.69%
Altria Group	197,392	7,962,793
Philip Morris International	211,875	19,933,200
		27,895,993
Energy — 11.48%
Chevron	47,816	7,132,235
ConocoPhillips	102,417	11,887,541
Exxon Mobil	286,282	28,622,474
Marathon Petroleum	94,259	13,984,265
Valero Energy	51,004	6,630,520
		68,257,035
Financials — 25.21%
American International Group	118,443	8,024,513
Bank of New York Mellon	157,426	8,194,023
Blackstone	76,406	10,003,074
Charles Schwab	101,594	6,989,667
Evercore Class A	54,849	9,381,922
F&G Annuities & Life	12,229	562,534
Fidelity National Financial	126,092	6,433,214
KeyCorp	161,896	2,331,302
Lincoln National	188,172	5,074,999
MetLife	236,068	15,611,177
Old Republic International	289,781	8,519,562
OneMain Holdings	179,999	8,855,951
PayPal Holdings †	139,157	8,545,631
PNC Financial Services Group	74,691	11,565,901
Rithm Capital	617,071	6,590,318
Synchrony Financial	344,542	13,158,059
TPG	39,506	1,705,474
Truist Financial	302,044	11,151,465
Western Union	610,787	7,280,581
		149,979,367
Healthcare — 16.96%
Bristol-Myers Squibb	333,368	17,105,112
Cigna Group	63,268	18,945,603
CVS Health	204,677	16,161,296
Gilead Sciences	262,709	21,282,056
McKesson	6,914	3,201,044
Merck & Co.	208,225	22,700,689
Pfizer	52,348	1,507,099
		100,902,899
Industrials — 7.23%
3M	45,835	5,010,682
Builders FirstSource †	62,179	10,380,162
Delta Air Lines	200,020	8,046,805
Emerson Electric	84,504	8,224,774
Honeywell International	54,232	11,372,993
		43,035,416
Information Technology — 12.09%
Broadcom	13,898	15,513,643
Cisco Systems	474,931	23,993,514
Cognizant Technology Solutions Class A	108,848	8,221,289
KLA	4,054	2,356,590
Lam Research	5,108	4,000,892
Microchip Technology	40,547	3,656,529
Motorola Solutions	33,673	10,542,680
QUALCOMM	25,045	3,622,258
		71,907,395
Total Common Stocks (cost $478,864,686)		591,086,168

Short-Term Investments — 0.56%
Money Market Mutual Funds — 0.56%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	833,708	833,708
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	833,711	833,711
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	833,711	833,711
6

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	833,712	$833,712
Total Short-Term Investments (cost $3,334,842)		3,334,842
Total Value of Securities—99.93% (cost $482,199,528)		$594,421,010
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2023

Assets:
Investments, at value*	$594,421,010
Cash	3,534
Dividends receivable	859,132
Prepaid expenses	1,766
Other assets	4,339
Total Assets	595,289,781
Liabilities:
Investment management fees payable to affiliates	210,291
Other accrued expenses	103,199
Payable for series shares redeemed	97,491
Administration expenses payable to affiliates	29,342
Total Liabilities	440,323
Total Net Assets	$594,849,458

Net Assets Consist of:
Paid-in capital	$442,763,300
Total distributable earnings (loss)	152,086,158
Total Net Assets	$594,849,458

Net Asset Value
Standard Class:
Net assets	$594,849,458
Shares of beneficial interest outstanding, unlimited authorization, no par	18,551,834
Net asset value per share	$32.06

*Investments, at cost	$482,199,528

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Year ended December 31, 2023

Investment Income:
Dividends	$18,301,157

Expenses:
Management fees	3,449,091
Accounting and administration expenses	129,022
Legal fees	84,002
Audit and tax fees	54,587
Custodian fees	44,938
Reports and statements to shareholders expenses	40,061
Dividend disbursing and transfer agent fees and expenses	37,870
Trustees’ fees and expenses	31,906
Other	151,009
4,022,486
Less expenses waived	(179,895)
Less expenses paid indirectly	(1)
Total operating expenses	3,842,590
Net Investment Income (Loss)	14,458,567

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	26,170,931
Net change in unrealized appreciation (depreciation) on investments	26,450,289
Net Realized and Unrealized Gain (Loss)	52,621,220
Net Increase (Decrease) in Net Assets Resulting from Operations	$67,079,787

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Growth and Income Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$14,458,567	$12,538,752
Net realized gain (loss)	26,170,931	22,099,160
Net change in unrealized appreciation (depreciation)	26,450,289	(18,547,041)
Net increase (decrease) in net assets resulting from operations	67,079,787	16,090,871

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(34,347,073)	(59,105,904)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	2,625,095	441,880

Net assets from merger:[1]
Standard Class	96,486,816	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	34,347,073	59,105,904
	133,458,984	59,547,784
Cost of shares redeemed:
Standard Class	(55,349,464)	(48,775,720)
Increase in net assets derived from capital share transactions	78,109,520	10,772,064
Net Increase (Decrease) in Net Assets	110,842,234	(32,242,969)

Net Assets:
Beginning of year	484,007,224	516,250,193
End of year	$594,849,458	$484,007,224
[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights

Delaware VIP® Growth and Income Series Standard Class

Selected data for the share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$30.89	$33.80	$28.17	$43.10	$41.84

Income (loss) from investment operations:
Net investment income[2]	0.80	0.79	0.70	0.59	0.71
Net realized and unrealized gain (loss)	2.61	0.30	5.49	(3.82)	8.82
Total from investment operations	3.41	1.09	6.19	(3.23)	9.53

Less dividends and distributions from:
Net investment income	(0.82)	(0.75)	(0.56)	(0.75)	(0.74)
Net realized gain	(1.42)	(3.25)	—	(10.95)	(7.53)
Total dividends and distributions	(2.24)	(4.00)	(0.56)	(11.70)	(8.27)

Net asset value, end of period	$32.06	$30.89	$33.80	$28.17	$43.10

Total return[3]	12.11%[4]	3.53%	22.20%	(0.46%)	25.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$594,849	$484,007	$516,250	$467,166	$518,042
Ratio of expenses to average net assets[5]	0.72%	0.71%	0.70%	0.74%	0.76%
Ratio of expenses to average net assets prior to fees waived[5]	0.75%	0.71%	0.70%	0.74%	0.76%
Ratio of net investment income to average net assets	2.71%	2.58%	2.22%	2.09%	1.75%
Ratio of net investment income to average net assets prior to fees waived	2.68%	2.58%	2.22%	2.09%	1.75%
Portfolio turnover	31%	22%	49%	30%	122%[6]
[1]	On October 4, 2019, the First Investors Life Series Growth & Income Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Growth & Income Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth and Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

12

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.72% of the Series’ average daily net assets for the Standard Class from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $21,361 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $40,026 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $15,637 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, and DIFSC officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

(continues)	13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$166,829,431
Sales	206,806,556

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$483,530,136
Aggregate unrealized appreciation of investments	$133,358,572
Aggregate unrealized depreciation of investments	(22,467,699)
Net unrealized appreciation of investments	$110,890,873

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2023:

14

Level 1
Securities
Assets:
Common Stocks	$591,086,168
Short-Term Investments	3,334,842
Total Value of Securities	$594,421,010

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$12,544,282	$21,511,890
Long-term capital gains	21,802,791	37,594,014
Total	$34,347,073	$59,105,904

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$442,763,300
Undistributed ordinary income	14,539,558
Undistributed long-term capital gains	26,655,727
Unrealized appreciation of investments	110,890,873
Net assets	$594,849,458

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of reorganization-related adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the adjustments were to decrease total distributable earnings (loss) and increase paid-in capital by $171,403.

(continues)	15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	91,610	14,761

Shares from merger:[1]
Standard Class	3,437,362	—

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,230,637	1,959,745
	4,759,609	1,974,506
Shares redeemed:
Standard Class	(1,877,444)	(1,578,110)
Net increase	2,882,165	396,396
[1]	See Note 7.

7. Reorganization

On November 10, 2022, the Board approved a proposal to reorganize Delaware VIP Equity Income Series (the “Acquired Series”), a series of Delaware VIP Trust with and into Delaware VIP Growth and Income Series (the “Acquiring Series”) (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets, of the Acquired Series were acquired by the Acquiring Series and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. In approving the Reorganization, the Board considered various factors, including that the Acquiring Series and the Acquired Series share similar investment objectives, principal investment strategies and principal risks, and materially identical fundamental investment restrictions and that the Acquiring Series’ overall total expense ratio is expected to be equal or lower than the corresponding Acquired Series’ total expense ratio following the Reorganization taking into account applicable expense limitation arrangements. The Reorganization was accomplished by a tax-free exchange of shares on April 28, 2023. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with April 28, 2023 for the Reorganization were as follows:

	Acquired Series Net Assets	Acquired Series Shares Outstanding	Shares Converted to Acquiring Series	Acquiring Series Net Assets	Conversion Ratio
	Delaware VIP Equity Income Series		Delaware VIP Growth & Income Series
Standard Class	$96,486,816	6,477,316	3,437,362	$464,768,916	0.5307

The net assets of the Acquired Series before the Reorganization were $96,486,816. The net assets of the Acquiring Series immediately following the Reorganization were $561,255,732.

16

Assuming the Reorganization had been completed on January 1, 2023, the Acquiring Series’ pro forma results of operations for the year ended December 31, 2023, would have been as follows:

Net investment income	$15,439,079
Net realized gain on investments	29,118,897
Net change in unrealized appreciation (depreciation)	20,532,930
Net increase in net assets resulting from operations	$65,090,906

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Series that have been included in the Acquiring Series’ Statement of Operations since the Reorganization was consummated on April 28, 2023.

8. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

(continues)	17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth and Income Series

9. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

10. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2023. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2023, there were no Rule 144A securities held by the Series.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series’ financial statements.

18

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth and Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth and Income Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

19

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	63.48%
(B) Ordinary Income Distributions (Tax Basis)	36.52%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on the Series’ ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended December 31, 2023, certain dividends paid by the Series, determined to be Qualified Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creation Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2023, the Series reported maximum distributions of Qualified Short-Term Capital Gains of $88,472:

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Growth & Income Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval

20

of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provides these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth and Income Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that, as of March 31, 2023, the Fund’s net assets exceeded its first breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

22

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

23

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
24

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex
(2019-2021)
25

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
26

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

27

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)
AR-VIPGI-0224

Annual report

Delaware VIP® Trust

Delaware VIP Growth Equity Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Growth Equity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series' name will change from Delaware VIP Growth Equity Series to Macquarie VIP Growth Equity Series.

The investment objective of the Series is to seek long-term growth of capital.

For the fiscal year ended December 31, 2023, Delaware VIP Growth Equity Series (the “Series”) experienced a positive return but underperformed its benchmark, the Russell 1000® Growth Index. The Series’ Standard Class shares gained 38.40%. This number reflects all distributions reinvested. During the same period, the benchmark gained 42.68%. For complete, annualized performance of Delaware VIP Growth Equity Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

After declining in the prior fiscal period, US equity markets staged a strong rally in the fiscal year ended December 31, 2023. In 2022, aggressive central bank tightening put the brakes on the post-pandemic recovery. In particular, stocks with higher valuations and those companies with higher-risk business models were punished. 2023 was the opposite. As the US Federal Reserve continued to increase rates through much of the year, investors’ expectations gradually transitioned from recession to a soft landing.

At the same time, the introduction of generative artificial intelligence (gen AI) drove a small segment of the market to rally in anticipation of a new industry and source of revenue. Investors coined the term, the “Magnificent Seven,” to describe the seven highest-performing and influential stocks in the broad US large-cap indices. Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc. led markets for most of the year and materially contributed to large-cap index returns. At year end, rates dropped precipitously as the Fed adopted a less hawkish tone, indicating it might begin to cut rates in 2024. Investors saw this as confirmation of their existing optimism, sustaining the rally in lower-quality, higher-risk stocks. That forced hedge funds to cover short positions and cash came off the sidelines to chase the rally.

The rally in low-quality stocks was typical of a post-recessionary market in which many investors show little regard for the fundamentals of a business. For example, within the Russell 1000 Growth Index, the highest-beta (a measure of market risk), lowest-return-on-assets, and lowest-net-margin segments of the benchmark performed the strongest. These represent, by common measures of quality, the poorest-quality businesses. Meanwhile, the highest-quality segments of the benchmark, according to the same measures, performed relatively poorly. The propensity for the market to buy lower-quality, higher-risk stocks created a difficult environment for fundamental active managers, specifically those who focus on high-quality companies. Periods like this occur when investors attempt to catch a high-beta rally at the beginning of a new economic cycle. They rarely last, however. In contrast, business quality is a persistent characteristic, and quality-first growth investing has historically offered compelling long-term returns.

The proliferation of gen AI created one of the most concentrated market rallies on record. As investors sorted through the winners and losers of this new technology, those companies viewed as beneficiaries were responsible for the lion’s share of returns. Notably, NVIDIA, the semiconductor company, was up 235%. It was the first clear winner as its sales are now expected to double in the current fiscal year. In addition to gen AI, glucagon-like peptide-1s (GLP-1s) garnered a lot of investor attention. This new class of pharmaceuticals developed for the treatment of diabetes also gained acceptance for other indications, including weight loss. The makers of GLP-1s, including Eli Lilly & Co., performed well during the year.

All sectors were positive for the fiscal period, and information technology (IT) and communication services notably stood out on the upside. The leading semiconductor, software, and internet companies that did exceptionally well during the year dominated these sectors. Lagging the index were energy, utilities, and consumer staples.

Source: Bloomberg, unless otherwise noted.

Within the Series

Stock selection primarily drove the Series’ performance, with IT and communication services detracting from performance. This was partially offset by strong stock selection in industrials and an underweight of consumer staples.

At the individual stock level, the greatest relative detractors from performance were VeriSign Inc., CoStar Group Inc., and The Coca-Cola Co. VeriSign provides internet infrastructure and is the domain name registry for .com and .net domains. The company’s business model and

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Growth Equity Series

long-term government contract has led to generally consistent mid to high single-digit sales growth. Because of this consistency, it is a low-risk and low-beta stock, an out-of-favor category this quarter. VeriSign also faces near-term growth headwinds as domain volume growth in China declined. We believe the company’s monopolistic industry structure, consistency, and high free-cash-flow conversion has the potential to benefit investors long term.

CoStar Group remained a high-conviction holding in the Series. Despite the challenges faced by the commercial real estate industry and the market's skepticism about CoStar Group’s investment in the residential real estate business, the core strength of its business remained strong. Its subscription-based model for research and data significantly insulated the company from the cyclicality of the commercial real estate market, a fact consistently demonstrated by its quarterly earnings.

Coca-Cola faced several headwinds during the year. The European economy weakened, Chinese consumers still struggled, and there was concern that GLP-1 therapeutics would eventually result in less consumption. And while investors would normally favor a company like Coca-Cola with consistent growth, higher-risk growth stocks were, for the moment, more attractive. Nonetheless, the company grew during the year, driven by higher volume and an incremental increase in margin. We still believe Coca-Cola is well positioned for the long term due to its asset-light business model, formidable distribution network, consistent revenue growth, and a renewed focus on improving product mix and profitability.

The strongest contributors to the Series' performance were NVIDIA Corp., Salesforce Inc., and not owning AbbVie Inc. NVIDIA benefited from the advent of gen AI. The company designs graphics processing unit (GPU) chips that are well-suited for the requirements of manipulating large language models. Another unique feature of NVIDIA is its software, which we believe provides a distinct advantage over competitors. We trimmed the stock during the year as it surged but have maintained a near-benchmark-like weight. Salesforce, based in the US, is a leader in customer relationship management (CRM) software. The stock was up in the fourth quarter after beating results. The market had been wary about Salesforce’s ability to maintain high levels of growth, but bookings accelerated, indicating that the core business is still solid. The company also spoke of its future role in enabling customers to adopt artificial intelligence, which seemed to excite the market.

During the year, we made few changes to the Series. We exited our small position in The Estee Lauder Cos. Inc., a relatively rare event for our low-turnover strategy. Estee Lauder is a global leader in cosmetics and skincare, but its business has become increasingly unpredictable as the company appears to lag in product innovation and seems to have done a poor job controlling sales into the opaque Chinese daigou channel. (Daigou, or “buying on behalf of,” is an emerging consumer-to-consumer network based on exporting luxury and household goods from abroad into China.) In addition to these fundamental concerns, we also estimate relatively low return potential for the stock, which combined to make the sell decision an easy one.

We initiated a position in Waste Connections Inc., one of the largest waste-collection and disposal businesses in the country. The waste industry has consolidated over recent years with the larger operators buying “mom and pops” across the country. This process is now bearing fruit as pricing power is quite strong, enabling the company to improve return on assets considerably. In our opinion, the company has the best business mix in the industry. With suburban customers accounting for 85% of its business and a near monopoly in the western US, we think Waste Connections will continue to improve margins on top of impressive sales growth.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Standard Class shares (commenced operations on November 8, 1999)	+38.40%	+17.90%	+13.50%
Russell 1000 Growth Index	+42.68%	+19.50%	+14.86%

These figures reflect all distributions reinvested. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.80%, while total operating expenses for Standard Class shares were 0.80%. The management fee for Standard Class shares was 0.65%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Growth Equity Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn't have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$39,972
Delaware VIP Growth Equity Series - Standard Class shares	$10,000	$35,476

The graph shows a $10,000 investment in Delaware VIP Growth Equity Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the Russell 1000 Growth Index for the period from December 31, 2013 through December 31, 2023.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware VIP Growth Equity Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,086.10	0.75%	$3.94
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82

*	“Expenses Paid During Period” are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series' expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Growth Equity Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.95%
Communication Services	8.84%
Consumer Discretionary	11.69%
Consumer Staples	2.49%
Financials	11.57%
Healthcare	12.07%
Industrials	9.49%
Information Technology*	40.14%
Real Estate	3.66%
Short-Term Investments	0.15%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

*	To monitor compliance with the Series' concentration guidelines as described in the Series' Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Internet, Semiconductors, Software, and Telecommunications. As of December 31, 2023, such amounts, as a percentage of total net assets were 7.00%, 3.67%, 4.80%, 21.27%, and 3.40%, respectively. The percentage in any such single industry will comply with the Series' concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	12.39%
Apple	7.00%
Alphabet Class A	5.73%
Amazon.com	5.26%
Visa Class A	4.93%
NVIDIA	4.81%
UnitedHealth Group	4.04%
VeriSign	3.67%
CoStar Group	3.66%
Intuit	3.49%

6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 99.95%t
Communication Services — 8.84%
Alphabet Class A †	46,628	$6,513,465
Alphabet Class C †	7,501	1,057,116
Electronic Arts	18,180	2,487,206
		10,057,787
Consumer Discretionary — 11.69%
Amazon.com †	39,381	5,983,549
Booking Holdings †	383	1,358,585
Ferrari	7,499	2,537,887
Home Depot	2,055	712,160
LVMH Moet Hennessy Louis Vuitton ADR	10,672	1,733,666
NIKE Class B	8,868	962,799
		13,288,646
Consumer Staples — 2.49%
Coca-Cola	48,071	2,832,824
		2,832,824
Financials — 11.57%
Intercontinental Exchange	26,127	3,355,491
Mastercard Class A	2,940	1,253,939
S&P Global	6,661	2,934,304
Visa Class A	21,548	5,610,022
		13,153,756
Healthcare — 12.07%
Cooper	4,597	1,739,689
Danaher	13,410	3,102,269
Intuitive Surgical †	5,354	1,806,226
UnitedHealth Group	8,724	4,592,924
Veeva Systems Class A †	6,217	1,196,897
Zoetis	6,501	1,283,102
		13,721,107
Industrials — 9.49%
Broadridge Financial Solutions	9,985	2,054,414
Equifax	9,805	2,424,678
JB Hunt Transport Services	9,750	1,947,465
TransUnion	9,135	627,666
Union Pacific	729	179,057
Verisk Analytics	4,365	1,042,624
Waste Connections	16,820	2,510,721
		10,786,625
Information Technology — 40.14%
Adobe †	3,200	1,909,120
Apple	41,350	7,961,116
Autodesk †	6,788	1,652,742
Intuit	6,341	3,963,315
Information Technology (continued)
Microsoft	37,477	$14,092,851
Motorola Solutions	12,334	3,861,652
NVIDIA	11,032	5,463,267
Salesforce †	9,739	2,562,721
VeriSign †	20,264	4,173,573
		45,640,357
Real Estate — 3.66%
CoStar Group †	47,570	4,157,142
		4,157,142
Total Common Stocks (cost $85,931,600)		113,638,244

Short-Term Investments — 0.15%
Money Market Mutual Funds — 0.15%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	42,327	42,327
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	42,327	42,327
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	42,328	42,328
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	42,328	42,328
Total Short-Term Investments (cost $169,310)		169,310
Total Value of Securities—100.10% (cost $86,100,910)		$113,807,554
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

7

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2023

Assets:
Investments, at value*	$113,807,554
Cash	817
Dividends receivable	27,123
Foreign tax reclaims receivable	474
Prepaid expenses	363
Other assets	902
Total Assets	113,837,233
Liabilities:
Investment management fees payable to affiliates	73,509
Other accrued expenses	32,577
Payable for series shares redeemed	20,000
Administration expenses payable to affiliates	12,644
Total Liabilities	138,730
Total Net Assets	$113,698,503

Net Assets Consist of:
Paid-in capital	$79,170,099
Total distributable earnings (loss)	34,528,404
Total Net Assets	$113,698,503

Net Asset Value
Standard Class:
Net assets	$113,698,503
Shares of beneficial interest outstanding, unlimited authorization, no par	6,986,960
Net asset value per share	$16.27

*Investments, at cost	$86,100,910

See accompanying notes, which are an integral part of the financial statements.

8

Statement of operations

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Year ended December 31, 2023

Investment Income:
Dividends	$741,444
Foreign tax withheld	(10,182)
731,262

Expenses:
Management fees	682,207
Accounting and administration expenses	38,222
Audit and tax fees	37,752
Reports and statements to shareholders expenses	15,254
Legal fees	11,374
Custodian fees	10,290
Dividend disbursing and transfer agent fees and expenses	5,658
Trustees’ fees and expenses	4,504
Other	4,947
810,208
Less expenses paid indirectly	(1)
Total operating expenses	810,207
Net Investment Income (Loss)	(78,945)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	6,949,559
Net change in unrealized appreciation (depreciation) on investments	26,815,089
Net Realized and Unrealized Gain (Loss)	33,764,648
Net Increase (Decrease) in Net Assets Resulting from Operations	$33,685,703

See accompanying notes, which are an integral part of the financial statements.

9

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Growth Equity Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(78,945)	$103,548
Net realized gain (loss)	6,949,559	25,798,369
Net change in unrealized appreciation (depreciation)	26,815,089	(60,157,570)
Net increase (decrease) in net assets resulting from operations	33,685,703	(34,255,653)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(26,027,661)	(20,195,621)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	5,903,575	3,379,444

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	26,027,661	20,195,621
	31,931,236	23,575,065
Cost of shares redeemed:
Standard Class	(15,625,480)	(11,249,076)
Increase in net assets derived from capital share transactions	16,305,756	12,325,989
Net Increase (Decrease) in Net Assets	23,963,798	(42,125,285)

Net Assets:
Beginning of year	89,734,705	131,859,990
End of year	$113,698,503	$89,734,705

See accompanying notes, which are an integral part of the financial statements.

10

Financial highlights

Delaware VIP® Growth Equity Series Standard Class

Selected data for the share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$15.69	$26.34	$19.79	$16.53	$14.14

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.02	(0.01)	0.01	0.07
Net realized and unrealized gain (loss)	5.11	(6.55)	7.56	4.39	3.28
Total from investment operations	5.10	(6.53)	7.55	4.40	3.35

Less dividends and distributions from:
Net investment income	(0.02)	—	(0.01)	(0.07)	(0.05)
Net realized gain	(4.50)	(4.12)	(0.99)	(1.07)	(0.91)
Total dividends and distributions	(4.52)	(4.12)	(1.00)	(1.14)	(0.96)

Net asset value, end of period	$16.27	$15.69	$26.34	$19.79	$16.53

Total return[3]	38.40%	(26.60%)[4]	39.23%	29.50%[4]	24.35%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,699	$89,735	$131,860	$106,325	$91,962
Ratio of expenses to average net assets[5]	0.77%	0.79%	0.75%	0.80%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.77%	0.80%	0.75%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	(0.08%)	0.10%	(0.03%)	0.04%	0.43%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.08%)	0.09%	(0.03%)	0.01%	0.41%
Portfolio turnover	16%	105%	31%	37%	45%
[1]	On October 4, 2019, the First Investors Life Series Select Growth Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Select Growth Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

11

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Growth Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series' tax positions taken or expected to be taken on the Series' federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series' financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in

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accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.80% of the Series’ average daily net assets for the Standard Class from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC's annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $7,411 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $7,867 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $3,082 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC, are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$17,107,402
Sales	26,850,268

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$86,571,635
Aggregate unrealized appreciation of investments	$28,130,775
Aggregate unrealized depreciation of investments	(894,856)
Net unrealized appreciation of investments	$27,235,919

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
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Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of December 31, 2023:

Level 1
Securities
Assets:
Common Stocks	$113,638,244
Short-Term Investments	169,310
Total Value of Securities	$113,807,554

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series' net assets. As of December 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$101,959	$897,278
Long-term capital gains	25,925,702	19,298,343
Total	$26,027,661	$20,195,621

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$79,170,099
Undistributed long-term capital gains	7,292,485
Unrealized appreciation of investments	27,235,919
Net assets	$113,698,503

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to write off of net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $78,945.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Growth Equity Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	365,007	179,422

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,929,404	1,139,065
	2,294,411	1,318,487
Shares redeemed:
Standard Class	(1,024,916)	(607,610)
Net increase	1,269,495	710,877

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally

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invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

9. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2023, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series' financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Growth Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Growth Equity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	99.61%
(B) Ordinary Income Distributions (Tax Basis)	0.39%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series' total distributions.

(C) is based on the Series' ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Growth Equity Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provides these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund. The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance

20

Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and underperformed its benchmark index for the 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted the limited period of performance data available since the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was slightly above the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Growth Equity Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund. Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

22

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
23

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
24

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series' investment advisor.
25

Board of trustees and officers addendum

Delaware Funds by Macquarie®

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series' investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

26

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)

AR-VIPGE-0224

Annual report

Delaware VIP® Trust

Delaware VIP International Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® International Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2023 (Unaudited)

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2023, Delaware VIP International Series (the “Series”) Standard Class shares returned 13.58% and Service Class shares returned 13.27%. These figures reflect all distributions reinvested. For the same period, the Series’ new benchmark, the MSCI ACWI (All Country World Index) ex USA Index, gained 15.62% (net) and 16.21% (gross), while the Series’ former benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, returned 18.24% (net) and 18.85% (gross). For complete, annualized performance of Delaware VIP International Series, please see the table on page 4. Please see pages 5 and 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Significant fund events

On August 31, 2023, the portfolio management responsibilities of the Series changed and Aditya Kapoor, Charles John, and Charles (Trey) Schorgl now serve as portfolio managers of the Series.

In addition, on October 31, 2023, the Series’ benchmark changed from the MSCI EAFE (Europe, Australasia, Far East) Index to the MSCI ACWI (All Country World Index) ex USA Index. The Series elected to use the new index because it more closely reflects the Series’ current investment strategies.

Market review

Markets recovered sharply in 2023 as central banks indicated that an end to rate hikes could be near and investors expressed optimism that a soft landing was possible in the US. Several new investment trends, including artificial intelligence (AI), also contributed to the rise in global markets.

Interest rates in the US and Europe increased for most of the year, but as inflation moderated, investors adopted a risk-on mentality. Early in the year, excitement arising from generative AI sparked bullish sentiment for semiconductors and other potential beneficiaries. While many of these early generative AI winners have been in the US, international markets also drew some investor attention. In addition to AI, a new class of diabetes drug found to treat obesity and many other indications, GLP-1s, came to the forefront. One of the key developers of this class of drug is Denmark-based pharmaceutical company Novo Nordisk A/S.

Late in the fiscal year, bond yields around the world dropped significantly as central banks transitioned to a neutral policy stance. In Europe, the risk of inflation gave way to recessionary pressure. Most underlying economic data showed signs of contraction, so while a recession may not have been declared, those economies seemed to be struggling.

China, as one of Europe’s major trading partners, contributed to that region’s woes. China was slow to recover from its prolonged COVID-19-era lockdowns. Despite benefiting from an export boom during the heart of the pandemic, the country’s inability to spark growth in its core economy continued to be an issue. The Chinese economy relies heavily on property growth, which has been an area of concern.

Elsewhere in the emerging world, India continued on a solid growth trajectory. A lack of stimulus and excess liquidity during the pandemic benefited India by sheltering the country from many of the common pressures felt elsewhere in the world.

Most equity markets performed quite well for the year, though China was an exception, down nearly 12%. For the 12-month period, all sectors saw gains except energy, as declining oil prices weighed on the sector. Financials and information technology led performance.

Within the Series

For the period under prior portfolio management, from January 1, 2023, through August 31, 2023, Delaware VIP International Series outperformed the prior benchmark in place during that period, the MSCI EAFE Index, with the Series’ Standard Class and Service Class shares returning 12.97% and 12.73%, respectively, while the MSCI EAFE Index gained 10.87% (net) and 11.35% (gross).

We sought to identify undervalued quality companies with the potential to provide solid relative capital protection in challenging times. Therefore, the portfolio was built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP International Series

Within the benchmark, information technology and consumer discretionary provided the strongest sector returns during this partial-year period. The weakest performance came from communication services and real estate.

Stock selection had a positive effect, whereas sector allocation had a negative effect on relative performance. Stock selection in materials, consumer discretionary, and healthcare contributed the most to relative performance. The Series’ sizable overweight to one of the weaker-performing sectors, consumer staples, detracted from performance.

During this period, three of the largest individual contributors to performance were German sportswear manufacturer adidas AG, Spanish IT provider Amadeus IT Group SA, and German multinational enterprise resource planning (ERP) software company SAP SE.

Amadeus IT Group provides a software backbone for the global travel industry. We had invested in this category leader during the height of the pandemic, expecting the company to manage well through the situation and come out strong on the other side. Amadeus IT Group delivered on our expectations. Global travel continued to recover sharply throughout the period, and Amadeus IT Group’s profits have grown faster than revenues. All three of its business divisions have performed well.

SAP delivered on its migration to a subscription-based business model, which we think may provide higher profitability, more stability, and better scalability. We invested early in this transformation three years ago and think management has executed well so far. Its first goal was to build an installed base of subscription customers. Its second goal is margin expansion, which is occurring now. Investors have rewarded the company for its improving business fundamentals.

Notable detractors from performance during the period included British multinational alcoholic beverage company Diageo PLC, Swedish global personal-product producer Essity AB, and Japanese producer of consumer and chemical products Kao Corp.

The British multinational alcoholic beverage company Diageo showed resilient results with strong sales and earnings growth, which was broad based, both by region and category. However, the company also showed weak volume growth.

Essity saw sharply rising input costs during and after the COVID-19 pandemic. The company has responded with sharply higher sales prices on its products. Although that helps to restore profitability, the business is not yet operating at pre-pandemic margins since it takes time for price increases and operating efficiencies to filter through financial statements. The company’s latest quarterly results revealed that it will have difficulty achieving flat volume levels for the full year. Management made the strategic decision to favor margins at the expense of volume, as it believed that strong brands, the company’s solid regional market positions, and robust relationships with distributors and retailers would expand margins even with price concessions from private-label competitors.

The Series’ new portfolio managers began managing the Series after close of business August 31, 2023. For the period from September 1, 2023, through October 31, 2023, Delaware VIP International Series underperformed its benchmark in place during this period the MSCI EAFE Index, with the Series’ Standard Class and Service Class shares returning -9.00% and -9.04%, respectively, while the MSCI EAFE Index returned -7.33% (net) and -7.28% (gross).

At a sector level, stock selection in consumer staples was the largest detractor from performance, while an underweight to industrials contributed to performance during this short period. At the country level, stock selection in Japan and Denmark detracted, while stock selection in France and an overweight to Canada were beneficial to relative performance.

HelloFresh SE, Genmab A/S, and Koninklijke Ahold Delhaize NV were the largest individual detractors during this period. We discuss HelloFresh later in this commentary. Genmab is a Denmark-based biologics company that produces advanced treatments for several diseases including cancer. The stock was down sharply as one of Genmab’s marketing partners reported sales of a key drug that were slightly below expectations. Some of these concerns were alleviated when Genmab reported more detailed results several weeks later. We feel the company is trading at an attractive valuation and receives little credit for its pipeline.

We exited the Series’ position in Ahold Delhaize, which operates a grocery chain.

During the period from November 1, 2023, through December 31, 2023, Delaware VIP International Series underperformed its new benchmark, the MSCI ACWI ex USA Index, with the Series’ Standard Class and Service Class shares returning 10.49% and 10.46%, respectively, while the MSCI ACWI ex USA Index returned 14.48% (net) and 14.53% (gross).

2

The largest detractors from performance during this period were an overweight position and stock selection in consumer staples, followed by stock selection in industrials. Stock selection in consumer discretionary and information technology was relatively strong. At the country level, stock selection in Germany and the UK detracted the most, while an underweight to China contributed to relative performance.

HelloFresh, China Mengniu Dairy Ltd., and Schlumberger NV were the weakest relative performers during the final two months of the fiscal year. HelloFresh is a Germany-based food-delivery and meal-kit company with a majority of sales in the US. Business growth accelerated during the pandemic and has continued to grow, but high customer acquisition costs and concerns about the company’s ability to convert promotions into long-term customers has weighed on shares. HelloFresh is dominant in this niche industry, which gives it a scale advantage, and even in the face of massive investment requirements, it has generated positive cash flow. We continue to reassess the business regularly.

China Mengniu Dairy is one of the largest Chinese domestic producers of dairy products. Although sales growth softened in recent periods with general macroeconomic slowness, we believe the company is well positioned, and valuations remain extremely depressed at multiyear lows. Schlumberger is an oil and gas services company based in the US. The stock was down at the end of the fiscal year as the entire sector pulled back with the drop in oil prices.

Major contributors to performance in the November-December period were Renesas Electronics Corp., Adyen NV, and Seagate Technology Holdings PLC. Renesas, a Japanese semiconductor manufacturer, has benefited from secular tailwinds in the industry. Adyen is a Dutch payments company with more than 40% of sales in the US. While its stock was down significantly in August after reporting disappointing earnings, it bounced back in the fourth quarter of 2023 after the company reported more-positive results. The competitive payments industry is still going through some growing pains, but Adyen is best in class, in our view, with strong growth prospects.

US-based Seagate Technology Holdings is a leading manufacturer of hard-disk drives. After experiencing cyclical weakness and poor sales in China, the company has begun to see an inflection in its end markets. Since the US cloud market is a critical area for growth, we believe the company is well positioned for the long term. Investors recognized an opportunity in the stock’s low valuation, and the stock rallied.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on April 16, 1990)	+13.58%	+6.08%	+4.76%	—
Service Class shares (commenced operations on December 14, 2020)	+13.27%	—	—	+0.21%
MSCI ACWI ex USA Index (gross)	+16.21%	+7.60%	+4.32%	—
MSCI ACWI ex USA Index (net)	+15.62%	+7.08%	+3.83%	—
MSCI EAFE Index (gross)	+18.85%	+8.69%	+4.78%	—
MSCI EAFE Index (net)	+18.24%	+8.16%	+4.28%	—

These figures reflect all distributions reinvested. Please see pages 5 and 6 for a description of the indices.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 0.86% and 1.16%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.97% and 1.27%, respectively. The management fee for Standard Class and Service Class shares was 0.85%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series International Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading

4

volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$15,947
Delaware VIP International Series – Standard Class shares	$10,000	$15,923
MSCI ACWI ex USA Index (gross)	$10,000	$15,265
MSCI EAFE Index (net)	$10,000	$15,204
MSCI ACWI ex USA Index (net)	$10,000	$14,561
The graph shows a $10,000 investment in Delaware VIP International Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the MSCI ACWI Index and in the MSCI EAFE Index for the period from December 31, 2013 through December 31, 2023.

The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the

5

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

6

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP International Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$975.00	0.86%	$4.28
Service Class	1,000.00	973.70	1.16%	5.77
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.87	0.86%	$4.38
Service Class	1,000.00	1,019.36	1.16%	5.90
*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

7

Security type / country and sector allocations

Delaware VIP® Trust — Delaware VIP International Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	97.61%
Austria	1.69%
Brazil	3.20%
Canada	2.73%
China	4.61%
Denmark	3.77%
France	16.61%
Germany	8.80%
Hong Kong	1.53%
India	2.92%
Italy	2.00%
Japan	14.24%
Netherlands	8.08%
Singapore	0.44%
Spain	2.11%
Switzerland	5.99%
Taiwan	2.48%
United Kingdom	9.25%
United States	7.16%
Preferred Stock	0.85%
Short-Term Investments	1.00%
Total Value of Securities	99.46%
Receivables and Other Assets Net of Liabilities	0.54%
Total Net Assets	100.00%
Common stocks and preferred stock by sector	Percentage of net assets
Communication Services	4.15%
Consumer Discretionary	11.26%
Consumer Staples*	25.56%
Energy	5.48%
Financials	18.80%
Healthcare	8.54%
Industrials	6.57%
Information Technology	12.63%
Materials	5.47%
Total	98.46%
*	The Series has adopted a fundamental policy to concentrate its investments in the Consumer Staples Sector as described in the Series’ Prospectus and Statement of Additional Information. The Consumer Staples Sector (as disclosed here for financial reporting purposes only) is subdivided into a variety of ‘industries’ (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Household Products/Wares. As of December 31, 2023, such amounts, as a percentage of total net assets were 5.47%, 6.95%, 9.73%, and 3.41%, respectively.
8

Schedule of investments

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2023

	Number of shares	Value (US $)
Common Stocks – 97.61%Δ
Austria – 1.69%
Mondi	151,612	$2,971,253
		2,971,253
Brazil – 3.20%
Banco do Brasil ADR	272,054	3,108,217
MercadoLibre †	1,597	2,509,749
		5,617,966
Canada – 2.73%
Dollarama	66,595	4,799,182
		4,799,182
China – 4.61%
Budweiser Brewing 144A #	1,936,600	3,625,933
China Mengniu Dairy †	1,056,000	2,839,982
Tencent Holdings	43,600	1,639,362
		8,105,277
Denmark – 3.77%
Genmab †	9,964	3,179,828
Novo Nordisk Class B	33,403	3,453,231
		6,633,059
France – 16.61%
Airbus	28,867	4,454,471
BNP Paribas	49,904	3,448,178
L’Oreal	14,302	7,115,174
LVMH Moet Hennessy Louis Vuitton	6,345	5,138,547
Thales	23,710	3,506,095
TotalEnergies	52,432	3,565,550
Vinci	15,742	1,975,922
		29,203,937
Germany – 8.80%
Deutsche Telekom	203,631	4,889,366
Heidelberg Materials	22,737	2,031,635
HelloFresh †	129,672	2,048,497
SAP	31,691	4,879,747
Siemens	8,672	1,626,721
		15,475,966
Hong Kong – 1.53%
Prudential	238,157	2,693,245
		2,693,245
India – 2.92%
Axis Bank GDR	34,998	2,306,368
ICICI Bank ADR	118,766	2,831,382
		5,137,750
Italy – 2.00%
Moncler	57,094	3,510,711
		3,510,711
Japan – 14.24%
Asahi Group Holdings	160,900	6,000,087
Mitsubishi UFJ Financial Group	454,000	3,900,858
Mitsui Chemicals	81,400	2,414,289
Renesas Electronics †	226,400	4,092,863
Seven & i Holdings	130,600	5,182,319
Tokio Marine Holdings	137,300	3,436,395
		25,026,811
Netherlands – 8.08%
Adyen 144A #, †	1,929	2,484,297
ASML Holding	6,642	4,998,522
ING Groep	224,945	3,358,885
Shell	102,113	3,359,284
		14,200,988
Singapore – 0.44%
Sea ADR †	19,168	776,304
		776,304
Spain – 2.11%
Banco Bilbao Vizcaya Argentaria	407,174	3,697,585
		3,697,585
Switzerland – 5.99%
Alcon	44,825	3,501,729
Nestle	60,545	7,019,491
		10,521,220
Taiwan – 2.48%
Taiwan Semiconductor Manufacturing ADR	41,939	4,361,656
		4,361,656
United Kingdom – 9.25%
AstraZeneca	25,087	3,389,577
Haleon	1,245,554	5,106,662
HSBC Holdings	219,990	1,782,007
Reckitt Benckiser Group	86,682	5,988,515
		16,266,761
United States – 7.16%
Freshworks Class A †	42,138	989,821
Newmont	53,065	2,196,453
Schlumberger	52,124	2,712,533
Seagate Technology Holdings	33,475	2,857,761
Stellantis	164,238	3,834,718
		12,591,286
Total Common Stocks (cost $164,227,471)		171,590,957
9

Schedule of investments

Delaware VIP® Trust — Delaware VIP International Series

	Number of shares	Value (US $)
Preferred Stock – 0.85%Δ
Germany – 0.85%
Sartorius 0.45% ω	4,094	$1,505,921
Total Preferred Stock (cost $1,240,833)		1,505,921

Short-Term Investments – 1.00%
Money Market Mutual Funds – 1.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	437,254	437,254
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	437,254	437,254
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	437,254	437,254
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	437,254	437,254
Total Short-Term Investments (cost $1,749,016)		1,749,016
Total Value of Securities–99.46% (cost $167,217,320)		$174,845,894
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 8 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $6,110,230, which represents 3.48% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt
GDR – Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

10

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2023

Assets:
Investments, at value*	$174,845,894
Foreign currencies, at valueΔ	18,581
Cash	16,012
Foreign tax reclaims receivable	1,006,026
Dividends receivable	129,322
Receivable for series shares sold	7,479
Prepaid expenses	534
Other assets	1,478
Total Assets	176,025,326
Liabilities:
Investment management fees payable to affiliates	101,987
Other accrued expenses	61,505
Payable for series shares redeemed	38,367
Administration expenses payable to affiliates	25,097
Distribution fees payable to affiliates	322
Total Liabilities	227,278
Total Net Assets	$175,798,048

Net Assets Consist of:
Paid-in capital	$175,859,456
Total distributable earnings (loss)	(61,408)
Total Net Assets	$175,798,048
Net Asset Value

Standard Class:
Net assets	$174,513,338
Shares of beneficial interest outstanding, unlimited authorization, no par	10,418,779
Net asset value per share	$16.75

Service Class:
Net assets	$1,284,710
Shares of beneficial interest outstanding, unlimited authorization, no par	77,039
Net asset value per share	$16.68

*Investments, at cost	$167,217,320
ΔForeign currencies, at cost	18,407

See accompanying notes, which are an integral part of the financial statements.

11

Statement of operations

Delaware VIP® Trust — Delaware VIP International Series

Year ended December 31, 2023

Investment Income:
Dividends	$4,439,575
Reclaim income	326,785
Foreign tax withheld	(509,593)
4,256,767

Expenses:
Management fees	1,520,827
Distribution expenses — Service Class	3,534
Accounting and administration expenses	55,774
Custodian fees	51,086
Audit and tax fees	50,476
Reports and statements to shareholders expenses	22,643
Legal fees	20,128
Dividend disbursing and transfer agent fees and expenses	10,910
Trustees’ fees and expenses	4,299
Other	11,268
1,750,945
Less expenses waived	(208,148)
Less expenses paid indirectly	(1)
Total operating expenses	1,542,796
Net Investment Income (Loss)	2,713,971

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,051,631)
Foreign currencies	(302,506)
Net realized gain (loss)	(8,354,137)
Net change in unrealized appreciation (depreciation) on:
Investments	28,573,925
Foreign currencies	152,428
Net change in unrealized appreciation (depreciation)	28,726,353
Net Realized and Unrealized Gain (Loss)	20,372,216
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,086,187

See accompanying notes, which are an integral part of the financial statements.

12

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP International Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,713,971	$2,690,542
Net realized gain (loss)	(8,354,137)	(1,749,830)
Net change in unrealized appreciation (depreciation)	28,726,353	(38,364,785)
Net increase (decrease) in net assets resulting from operations	23,086,187	(37,424,073)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,483,787)	(17,608,545)
Service Class	(14,481)	(71,038)
	(2,498,268)	(17,679,583)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	3,658,290	6,118,124
Service Class	631,880	557,689

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,483,787	17,608,545
Service Class	14,481	71,038
	6,788,438	24,355,396
Cost of shares redeemed:
Standard Class	(23,309,687)	(14,789,745)
Service Class	(569,184)	(105,555)
	(23,878,871)	(14,895,300)
Increase (decrease) in net assets derived from capital share transactions	(17,090,433)	9,460,096
Net Increase (Decrease) in Net Assets	3,497,486	(45,643,560)

Net Assets:
Beginning of year	172,300,562	217,944,122
End of year	$175,798,048	$172,300,562

See accompanying notes, which are an integral part of the financial statements.

13

Financial highlights

Delaware VIP® International Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$14.94	$19.87	$19.16	$25.00	$22.08

Income (loss) from investment operations:
Net investment income[2]	0.25	0.24	0.26	0.27	0.18
Net realized and unrealized gain (loss)	1.79	(3.53)	1.05	—	4.97
Total from investment operations	2.04	(3.29)	1.31	0.27	5.15

Less dividends and distributions from:
Net investment income	(0.23)	(0.25)	(0.19)	—	(0.19)
Net realized gain	—	(1.39)	(0.41)	(6.11)	(2.04)
Total dividends and distributions	(0.23)	(1.64)	(0.60)	(6.11)	(2.23)

Net asset value, end of period	$16.75	$14.94	$19.87	$19.16	$25.00

Total return[3]	13.58%	(17.34%)	6.87%	7.16%	24.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,513	$171,244	$217,194	$215,577	$166,210
Ratio of expenses to average net assets[4]	0.86%	0.86%	0.90%	0.87%	0.83%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.97%	1.00%	1.04%	0.87%
Ratio of net investment income to average net assets	1.52%	1.49%	1.28%	1.44%	0.75%
Ratio of net investment income to average net assets prior to fees waived	1.40%	1.38%	1.18%	1.27%	0.71%
Portfolio turnover	108%[5]	29%	33%	16%	144%[5]
[1]	On October 4, 2019, the First Investors Life Series International Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series International Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2023 and 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

14

Delaware VIP® International Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended			12/14/20[1] to
	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$14.89	$19.81	$19.15	$18.93

Income (loss) from investment operations:
Net investment income[2]	0.20	0.18	0.20	— [3]
Net realized and unrealized gain (loss)	1.78	(3.51)	1.06	0.22
Total from investment operations	1.98	(3.33)	1.26	0.22

Less dividends and distributions from:
Net investment income	(0.19)	(0.20)	(0.19)	—
Net realized gain	—	(1.39)	(0.41)	—
Total dividends and distributions	(0.19)	(1.59)	(0.60)	—

Net asset value, end of period	$16.68	$14.89	$19.81	$19.15

Total return[4]	13.27%	(17.60%)	6.59%	1.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,285	$1,057	$750	$776
Ratio of expenses to average net assets[5]	1.16%	1.16%	1.20%	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.28%	1.27%	1.30%	1.33%
Ratio of net investment income to average net assets	1.22%	1.19%	0.98%	0.27%
Ratio of net investment income to average net assets prior to fees waived	1.10%	1.08%	0.88%	0.10%
Portfolio turnover	108%[6]	29%	33%	16%[7]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2023 due to a change in the Series’ portfolio managers and associated repositioning.
[7]	Portfolio turnover is representative of the Series for the entire period.

See accompanying notes, which are an integral part of the financial statements.

15

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP International Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.”

16

The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statement of operations” includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.86% of the Series’ average daily net assets from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2023 through April 30, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.86%	1.16%
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Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $9,769 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $13,422 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $6,119 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$190,062,529
Sales	208,825,381
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The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$167,325,146
Aggregate unrealized appreciation of investments	$11,001,946
Aggregate unrealized depreciation of investments	(3,420,878)
Net unrealized appreciation of investments	$7,581,068

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2023:

Level 1
Securities
Assets:
Common Stocks	$171,590,957
Preferred Stock	1,505,921
Short-Term Investments	1,749,016
Total Value of Securities	$174,845,894

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$2,498,268	$4,169,087
Long-term capital gains	—	13,510,496
Total	$2,498,268	$17,679,583

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$175,859,456
Undistributed ordinary income	2,401,879
Capital loss carryforwards	(10,044,355)
Unrealized appreciation of investments and foreign currencies	7,581,068
Net assets	$175,798,048

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Series had no reclassifications.

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For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2023, the Series has capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,850,735	$8,193,620	$10,044,355

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	220,933	392,877
Service Class	39,051	35,496

Shares issued upon reinvestment of dividends and distributions:
Standard Class	143,571	1,068,480
Service Class	839	4,315
	404,394	1,501,168
Shares redeemed:
Standard Class	(1,409,346)	(927,232)
Service Class	(33,833)	(6,675)
	(1,443,179)	(933,907)
Net increase (decrease)	(1,038,785)	567,261

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities.

(continues)	21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP International Series

8. Securities Lending (continued)

With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

9. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

22

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

On January 16, 2024, the Board approved the reorganization of the Series into and with a substantially similar fund and class of another Delaware Fund (the “Reorganization”) as shown in the table below:

Acquired Series	Acquiring Series
Delaware VIP International Series, a series of the Trust	Delaware Ivy VIP International Core Equity, a series of Ivy Variable Insurance Portfolios

The Reorganization is subject to the approval of Series shareholders at a special shareholder meeting anticipated to be held on March 25, 2024.

If the Reorganization is approved by shareholders at that March 25, 2024 special shareholder meeting, the Reorganization is expected to occur on or about April 26, 2024.

Management has determined that no other material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series’ financial statements.

(continues)	23

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP International Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP International Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

24

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $274,200. The gross foreign source income earned during the fiscal year 2023 by the Series was $4,666,381.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP International Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

25

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provides these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all international multi-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile of its Performance Universe and for the 5- and 10-year periods was in the third and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 10-year period was above the median of its Performance Universe and for the 1-, 3-, and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (both gross and net of dividends) for the 1-, 3-, 5-, and 10-year periods.

26

The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted that effective August 31, 2023, the portfolio management team changed.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

27

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP International Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund. Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

28

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
29

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-2021)
30

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
31

Board of trustees and officers addendum

Delaware Funds by Macquarie®

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

32

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)
AR-VIPINT-0224

Annual report

Delaware VIP® Trust

Delaware VIP Investment Grade Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Investment Grade Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series' name will change from Delaware VIP Investment Grade Series to Macquarie VIP Investment Grade Series.

The investment objective of the Series is to seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.

For the fiscal year ended December 31, 2023, Delaware VIP Investment Grade Series (the “Series”) Standard Class shares gained 7.57%. The Series’ Service Class shares advanced 7.37%. These figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg US Corporate Bond Index, gained 8.52%. For complete, annualized performance of the Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

The Series’ fiscal year ended December 31, 2023, finished on a strong note as market participants embraced the Goldilocks narrative of easing inflation, potential Federal Reserve rate cuts in 2024, and a relatively healthy economy. This fueled investor demand for investment grade corporate debt as yields reached historically attractive levels.

However, markets faced numerous hurdles throughout the fiscal year, beginning with the collapse of Silicon Valley Bank (SVB) in March 2023. We held SVB in the Series during the fiscal year. While the bank’s sudden failure was an isolated event involving a large percentage of uninsured deposits, mismatched liabilities, and inadequate risk management, it set off a near panic that threatened to engulf the entire regional banking sector. The Fed’s quick action, however, enabled banks to meet obligations without having to sell bonds at a loss, as SVB did. While that was sufficient to stabilize the US banking system, it did not prevent Credit Suisse Group from succumbing to investor pressure. Only the intervention of the Swiss authorities, which engineered a takeover by UBS Group, eased the looming banking crisis.

While the war in Ukraine began before the Series’ fiscal year started, the conflict continued throughout the 12-month period. As did most of Europe, we anticipated supply disruptions, particularly for food, energy, and several vital commodities. We thought that the war, taking place in the breadbasket of Europe, would have an adverse impact throughout the region and beyond. Early in the war, Russia shut down a large natural gas supply that threatened the winter heating season in Europe. This pressured energy prices, and food prices increased as well – though perhaps due largely to already high overall inflation because of factors unrelated to the war. However, all in all, we were surprised by how well financial markets navigated the situation. When Credit Suisse showed signs of distress, we thought that higher energy costs, food shortages, and supply disruptions combined with banking turmoil would lead the region into a recession. Here again, our concern did not manifest itself. Demand, and the ability to navigate the supply-side disruptions, has been noteworthy, in our view.

Geopolitical tensions have grown with the Israel-Hamas war risking a wider conflict throughout the Mideast. The sudden terrorist attack in Israel on October 7, 2023, drove an initial flight to quality bid in Treasurys, while credit spreads were largely unaffected. However, the Treasury rally was short-lived, and rates eventually resumed their upward climb with the 10-year Treasury yield crossing 5% for the first time since 2007.

We think that central banks – the Fed and the European Central Bank (ECB) in particular – deserve credit for their handling of the inflationary pressures that took hold in the wake of the pandemic and the lifting of economic lockdowns. In all candor, we thought the Fed should have gone slower and waited to see if any negative effects resulted from its aggressive rate-tightening regime. The Fed raised rates four times during the 12-month period, taking the federal funds rate from 4.25% in December 2022 to 5.25% in December 2023, holding rates at those levels for the second half of the fiscal year.

Much to our surprise, the housing market barely reacted, labor markets were incredibly resilient, and bank lending conditions didn’t cause massive deterioration on Main Street. While you could argue that SVB was a casualty, we think that was the direct result of a management team that took its eye off the ball from a risk-management perspective. After a prolonged period of near-zero interest rates, the Fed has taken notable steps toward achieving its goal without severe damage to the economy.

As macroeconomic data continues to be supportive of the Fed’s hopes for a soft landing and strong economic resilience, the Fed is now as close to ending its restrictive monetary policy campaign as it has been since the rate hiking cycle began in early 2022. At the most recent Federal Open Market Committee (FOMC) meeting, the estimate for fed funds or “the dots” showed that the Fed anticipates cutting by 0.75 percentage points in 2024. This is viewed as a dovish stance as the Fed was previously anticipating hiking one more time and then cutting by 0.50 percentage points.

1

Portfolio management review

Delaware VIP® Trust — Delaware VIP Investment Grade Series

As of the date of this report, the market is pricing in that the Fed will cut rates by at least 1.25 percentage points in 2025.

Demand for investment grade corporate bonds also surprised us over the fiscal year. While expectations for Fed easing in 2024 pushed yields lower near the end of the fiscal year, they averaged roughly 5.50% for the entire fiscal year, driving increased demand domestically from pension funds, life insurers, companies, and individual investors. And even though yields at the end of the fiscal year are down materially from the peak, they are still at historically attractive levels, and we believe demand for US investment grade corporate debt will remain strong into 2024. Despite the lack of rate sensitivity within high yield, the asset class outperformed investment grade credit during the Series’ fiscal year as risk sentiment rebounded with hopes of an eventual Fed pivot and spreads tightened materially. Source: Bloomberg, unless otherwise noted.

Within the Series

Given the difficulties in navigating a fraught investment environment, we think it is notable that only a few of our investments markedly underperformed, the most significant of which was SVB. Conversely, the Series benefited from owning higher-beta (more volatile) credits, including high yield issues, which benefited from the rebound in risk sentiment toward the end of the fiscal year. Yield curve positioning in sectors and names where we believed there was strong relative value also contributed to the Series’ performance as investor expectations for eventual Fed easing drove a sharp decline in rates over the last few months of the fiscal year.

We were concerned about elevated issuance within the banking sector heading into the Series’ fiscal year and wanted to adopt a more defensive position. We achieved that by reducing the Series’ spread duration positioning relative to the benchmark within the banking sector. We also further reduced exposure to Yankee banks (those with significant operations in the US but registered in another country) given our concerns that the risk of a recession in Europe was elevated amid higher energy costs, food shortages, and supply disruptions, combined with the banking sector turmoil as Credit Suisse showed signs of distress.

During the fiscal year, the Series benefited by overweighting wider-trading, higher-beta issues within several sectors as spreads compressed and risk sentiment turned positive amid hopes the Fed was making progress on its goal of engineering a soft landing. This included both lower-rated investment grade bonds and high yield issues within the cable, media, midstream, and automotive sectors. The Series also benefited from security selection within retailers, primarily owning longer-dated bonds, which benefited from the sharp decline in rates over the 12-month period.

Banking was the weakest-performing sector during the fiscal period, due to the Series’ exposure to SVB. We generally consider regional banks to be more defensive than the large money-center banks, given that the smaller banks engage in less trading and merger and acquisition activity, which can be problematic when capital markets enter a downturn. Although we were overweight regional banks as a whole, the Series’ overweight to SVB was the deciding factor that weighed on the banking sector’s performance.

The Series’ exposure to Treasurys likewise detracted from performance. As part of our defensive posture, we had built up some cash in the Portfolio. We hedged that with Treasurys to add some duration. Owing longer-dated Treasurys as rates rose for most of the fiscal period detracted from the Series’ performance while Treasurys also lagged as risk sentiment improved in the last few months of the fiscal year.

The strongest individual credit contributors included hybrid issues from investment grade issuers within the energy and utility sectors, including Energy Transfer LP and Sempra Energy. These subordinated issues benefited from the strong risk rally late in the fiscal year. Charter Communications also outperformed as this high-yield-rated issuer benefited from the positive risk tone in the latter part of the 12-month period, which drove high yield returns to outpace investment grade returns, despite the lack of rate sensitivity.

SVB, KeyBank Group Inc., and MPLX LP were the largest detractors from the Series’ performance during the fiscal year. KeyBank was hurt by the collapse of SVB, which engulfed the regional bank space in March 2023. MPLX was affected by the timing of sales as we added positions early in the fiscal year via the new issue market when rates were relatively low and subsequently exited the Series’ position later in the fiscal year when rates were close to their peak. This weighed on total return.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on January 7, 1992)	+7.57%	+2.22%	+2.37%	—
Service Class shares (commenced operations on October 31, 2019)	+7.37%	—	—	-0.39%
Bloomberg US Corporate Bond Index	+8.52%	+2.63%	+2.95%	—

These figures reflect all distributions reinvested. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class shares and Service Class shares of the Series were 0.63% and 0.93%, respectively, while total operating expenses for Standard Class and Service Class shares were 0.87% and 1.15%, respectively. The management fee for Standard Class and Service Class shares was 0.50%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Investment Grade Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the "Series and benchmark performance" table above and in the "Performance of a $10,000 investment" graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn't have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Bloomberg US Corporate Bond Index	$10,000	$13,378
Delaware VIP Investment Grade Series – Standard Class shares	$10,000	$12,643

The graph shows a $10,000 investment in Delaware VIP Investment Grade Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the Bloomberg US Corporate Bond Index for the period from December 31, 2013 through December 31, 2023.

The Bloomberg US Corporate Bond Index, formerly also known as the Bloomberg US Corporate Investment Grade Index, is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

4

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Investment Grade Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,050.30	0.63%	$3.26
Service Class	1,000.00	1,049.20	0.93%	4.80
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.03	0.63%	$3.21
Service Class	1,000.00	1,020.52	0.93%	4.74

*“Expenses Paid During Period” are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series' expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

5

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Investment Grade Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.05%
Corporate Bonds	94.44%
Banking	20.98%
Basic Industry	1.55%
Brokerage	1.39%
Capital Goods	7.51%
Communications	10.27%
Consumer Cyclical	3.44%
Consumer Non-Cyclical	9.31%
Electric	11.78%
Energy	10.02%
Finance Companies	3.51%
Insurance	5.73%

Security type / sector	Percentage of net assets
Natural Gas	1.47%
Real Estate Investment Trusts	0.95%
Technology	5.63%
Transportation	0.90%
Municipal Bonds	0.31%
Loan Agreements	0.97%
US Treasury Obligations	3.11%
Short-Term Investments	0.24%
Total Value of Securities	99.12%
Receivables and Other Assets Net of Liabilities	0.88%
Total Net Assets	100.00%
6

Schedule of investments

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.05%
Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2021-DNA3 M1 144A 6.087% (SOFR + 0.75%) 10/25/33 #, •	17,267	$17,218
Total Agency Collateralized Mortgage Obligations (cost $17,267)		17,218

Corporate Bonds — 94.44%
Banking — 20.98%
Bank of America
2.482% 9/21/36 µ	195,000	154,549
5.819% 9/15/29 µ	325,000	335,691
6.204% 11/10/28 µ	280,000	292,254
Bank of New York Mellon
4.70% 9/20/25 µ, Ψ	350,000	341,960
5.802% 10/25/28 µ	25,000	25,934
5.834% 10/25/33 µ	35,000	37,118
Barclays
7.385% 11/2/28 µ	200,000	213,861
9.625% 12/15/29 µ, Ψ	200,000	208,250
Citibank 5.488% 12/4/26	285,000	290,238
Citigroup 5.61% 9/29/26 µ	74,000	74,594
Citizens Bank 6.064% 10/24/25 µ	250,000	243,975
Credit Agricole 144A 6.316% 10/3/29 #, µ	250,000	262,092
Deutsche Bank
6.72% 1/18/29 µ	150,000	157,169
7.146% 7/13/27 µ	150,000	155,782
Fifth Third Bancorp 6.339% 7/27/29 µ	90,000	93,743
Fifth Third Bank 5.852% 10/27/25 µ	250,000	249,428
Goldman Sachs Group
1.542% 9/10/27 µ	400,000	362,967
6.484% 10/24/29 µ	85,000	90,250
Huntington National Bank 4.552% 5/17/28 µ	250,000	241,641
JPMorgan Chase & Co.
1.764% 11/19/31 µ	400,000	324,369
5.35% 6/1/34 µ	93,000	94,379
6.254% 10/23/34 µ	292,000	316,694
KeyBank 5.85% 11/15/27	305,000	304,998
KeyCorp 3.878% 5/23/25 µ	100,000	97,785
Morgan Stanley
1.928% 4/28/32 µ	130,000	104,590
2.484% 9/16/36 µ	115,000	91,206
6.138% 10/16/26 µ	40,000	40,751
6.407% 11/1/29 µ	120,000	127,257
6.627% 11/1/34 µ	190,000	210,463
PNC Financial Services Group
6.875% 10/20/34 µ	80,000	88,845
Popular 7.25% 3/13/28	195,000	200,822
State Street 6.123% 11/21/34 µ	170,000	180,546
SVB Financial Group
1.80% 10/28/26 ‡	62,000	40,843
1.80% 2/2/31 ‡	58,000	38,511
2.10% 5/15/28 ‡	30,000	19,753
4.00% 5/15/26 ‡, Ψ	105,000	1,265
4.57% 4/29/33 ‡	126,000	83,317
Truist Bank 2.636% 9/17/29 µ	445,000	414,317
Truist Financial
4.95% 9/1/25 µ, Ψ	290,000	278,222
7.161% 10/30/29 µ	30,000	32,423
UBS Group 144A 9.25% 11/13/28 #, µ, Ψ	200,000	216,255
US Bancorp
2.491% 11/3/36 µ	115,000	89,257
4.653% 2/1/29 µ	153,000	150,678
6.787% 10/26/27 µ	65,000	67,896
Wells Fargo Bank 5.254% 12/11/26	250,000	253,152
		7,700,090
Basic Industry — 1.55%
BHP Billiton Finance USA 5.25% 9/8/30	220,000	228,050
Celanese US Holdings 6.05% 3/15/25	53,000	53,362
Graphic Packaging International
144A 3.50% 3/1/29 #	130,000	117,516
Sherwin-Williams 2.90% 3/15/52	245,000	169,157
		568,085
Brokerage — 1.39%
Jefferies Financial Group
2.625% 10/15/31	425,000	352,316
5.875% 7/21/28	60,000	61,560
6.50% 1/20/43	90,000	94,575
		508,451
Capital Goods — 7.51%
Amphenol 2.20% 9/15/31	180,000	151,542
Ardagh Metal Packaging Finance
USA 144A 4.00% 9/1/29 #	200,000	169,547
Ashtead Capital 144A 1.50% 8/12/26 #	400,000	362,878
Boeing 2.196% 2/4/26	380,000	359,123
Carrier Global 144A 5.90% 3/15/34 #	255,000	275,911
Howmet Aerospace
3.00% 1/15/29	405,000	370,533
5.95% 2/1/37	25,000	26,125
Pactiv Evergreen Group Issuer
144A 4.00% 10/15/27 #	140,000	130,988
Republic Services 5.00% 4/1/34	145,000	148,583
RTX 6.10% 3/15/34	195,000	211,702
Sealed Air 144A 7.25% 2/15/31 #	50,000	53,078
Teledyne Technologies 2.25% 4/1/28	405,000	366,972
7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Waste Connections 2.95% 1/15/52	185,000	$130,481
		2,757,463
Communications — 10.27%
Altice France 144A 5.125% 1/15/29 #	200,000	155,745
AT&T 3.50% 9/15/53	510,000	370,531
CCO Holdings
144A 4.50% 6/1/33 #	35,000	29,660
144A 4.75% 2/1/32 #	150,000	132,465
144A 6.375% 9/1/29 #	70,000	69,124
Cellnex Finance 144A 3.875% 7/7/41 #	200,000	155,094
Charter Communications Operating 3.85% 4/1/61	365,000	227,798
Comcast 2.80% 1/15/51	545,000	363,546
Crown Castle
2.10% 4/1/31	72,000	58,683
5.60% 6/1/29	298,000	304,945
CSC Holdings 144A 4.50% 11/15/31 #	200,000	151,460
Directv Financing 144A 5.875% 8/15/27 #	150,000	141,060
Discovery Communications 4.00% 9/15/55	303,000	215,970
Sprint Capital 6.875% 11/15/28	165,000	178,896
Time Warner Cable 7.30% 7/1/38	100,000	103,251
T-Mobile USA
3.375% 4/15/29	535,000	497,677
5.75% 1/15/34	70,000	74,277
Verizon Communications 2.875% 11/20/50	265,000	180,389
Virgin Media Secured Finance
144A 5.50% 5/15/29 #	200,000	193,473
Warnermedia Holdings 6.412% 3/15/26	165,000	165,122
		3,769,166
Consumer Cyclical — 3.44%
Amazon.com 2.50% 6/3/50	520,000	346,420
Aptiv 3.10% 12/1/51	324,000	211,529
Ford Motor Credit 6.95% 3/6/26	200,000	204,965
Mercedes-Benz Finance North
America 144A 5.10% 8/3/28 #	160,000	163,207
Toyota Motor Credit 5.25% 9/11/28	150,000	155,445
VICI Properties 4.95% 2/15/30	185,000	179,692
		1,261,258
Consumer Non-Cyclical — 9.31%
Amgen
5.15% 3/2/28	100,000	102,416
5.25% 3/2/30	75,000	77,135
5.25% 3/2/33	166,000	170,249
5.65% 3/2/53	55,000	57,907
Astrazeneca Finance 4.875% 3/3/28	150,000	153,002
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	200,000	160,961
Bristol-Myers Squibb 5.90% 11/15/33	210,000	228,886
Bunge Limited Finance 2.75% 5/14/31	290,000	252,585
Cigna Group 5.685% 3/15/26	254,000	254,207
CVS Health
2.70% 8/21/40	419,000	298,969
4.78% 3/25/38	85,000	80,581
Eli Lilly & Co. 5.00% 2/27/26	115,000	115,055
Gilead Sciences
5.25% 10/15/33	125,000	130,344
5.55% 10/15/53	105,000	113,862
HCA 3.50% 7/15/51	196,000	138,276
JBS USA LUX 3.00% 2/2/29	128,000	112,701
Merck & Co. 2.75% 12/10/51	432,000	297,197
Perrigo Finance Unlimited 4.375% 3/15/26	300,000	290,256
Royalty Pharma
3.35% 9/2/51	545,000	368,964
3.55% 9/2/50	19,000	13,512
		3,417,065
Electric — 11.78%
AEP Texas 5.40% 6/1/33	55,000	55,883
American Electric Power 5.699% 8/15/25	105,000	105,745
Appalachian Power 4.50% 8/1/32	235,000	226,377
Berkshire Hathaway Energy 2.85% 5/15/51	110,000	74,453
CenterPoint Energy Houston Electric
4.95% 4/1/33	200,000	203,733
5.20% 10/1/28	100,000	103,250
Commonwealth Edison 2.75% 9/1/51	300,000	196,021
Constellation Energy Generation 6.50% 10/1/53	105,000	118,623
Duke Energy Carolinas 4.95% 1/15/33	75,000	76,436
Duke Energy Indiana 5.40% 4/1/53	110,000	112,280
Duke Energy Ohio 5.25% 4/1/33	75,000	77,324
Edison International 8.125% 6/15/53 µ	113,000	115,637
Eversource Energy 5.45% 3/1/28	120,000	123,393
Liberty Utilities Finance GP 1 144A 2.05% 9/15/30 #	190,000	154,257
Louisville Gas and Electric 5.45% 4/15/33	95,000	99,021
Nevada Power 6.00% 3/15/54	70,000	76,938
NextEra Energy Capital Holdings
3.00% 1/15/52	283,000	189,811
5.749% 9/1/25	50,000	50,493
6.051% 3/1/25	116,000	117,105
8

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Oglethorpe Power
3.75% 8/1/50	215,000	$162,122
4.50% 4/1/47	210,000	178,373
5.25% 9/1/50	225,000	213,315
144A 6.20% 12/1/53 #	30,000	32,261
Pacific Gas and Electric 3.50% 8/1/50	140,000	96,950
PacifiCorp 2.90% 6/15/52	275,000	177,171
Public Service Co. of Oklahoma 3.15% 8/15/51	170,000	116,705
San Diego Gas & Electric 3.32% 4/15/50	120,000	85,525
Southern California Edison
4.125% 3/1/48	22,000	18,522
5.65% 10/1/28	145,000	151,254
Vistra Operations
144A 3.55% 7/15/24 #	244,000	240,628
144A 5.125% 5/13/25 #	170,000	168,453
144A 6.95% 10/15/33 #	235,000	247,601
WEC Energy Group 5.15% 10/1/27	155,000	157,360
		4,323,020
Energy — 10.02%
BP Capital Markets 4.875% 3/22/30 µ, Ψ	330,000	314,464
BP Capital Markets America
2.939% 6/4/51	145,000	100,554
4.812% 2/13/33	92,000	92,797
Cheniere Energy Partners 4.50% 10/1/29	165,000	158,029
ConocoPhillips
5.05% 9/15/33	175,000	179,889
5.55% 3/15/54	190,000	201,905
Diamondback Energy
3.125% 3/24/31	220,000	195,647
4.25% 3/15/52	130,000	105,172
Enbridge
5.75% 7/15/80 µ	195,000	180,243
6.70% 11/15/53	175,000	203,768
Energy Transfer
6.25% 4/15/49	140,000	145,094
6.50% 11/15/26 µ, Ψ	385,000	366,820
Enterprise Products Operating
3.30% 2/15/53	275,000	204,012
5.35% 1/31/33	30,000	31,412
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	186,624	154,120
Kinder Morgan 5.20% 6/1/33	205,000	203,878
Occidental Petroleum 6.125% 1/1/31	346,000	359,635
ONEOK 6.05% 9/1/33	43,000	45,579
Targa Resources Partners
4.00% 1/15/32	95,000	86,860
5.00% 1/15/28	350,000	345,981
		3,675,859
Finance Companies — 3.51%
AerCap Ireland Capital DAC
1.65% 10/29/24	150,000	144,850
3.00% 10/29/28	300,000	274,044
Air Lease
2.20% 1/15/27	40,000	36,653
4.125% 12/15/26 µ, Ψ	153,000	119,103
4.625% 10/1/28	109,000	106,634
Aviation Capital Group
144A 1.95% 1/30/26 #	116,000	107,585
144A 1.95% 9/20/26 #	300,000	272,430
144A 5.50% 12/15/24 #	100,000	99,514
144A 6.375% 7/15/30 #	125,000	128,846
		1,289,659
Insurance — 5.73%
American International Group
5.125% 3/27/33	175,000	177,707
Aon 5.00% 9/12/32	100,000	99,916
Athene Global Funding
144A 1.985% 8/19/28 #	442,000	382,199
144A 2.50% 3/24/28 #	110,000	97,787
144A 2.717% 1/7/29 #	120,000	104,484
Athene Holding 3.45% 5/15/52	125,000	84,254
Berkshire Hathaway Finance 3.85% 3/15/52	210,000	175,729
Hartford Financial Services Group 2.90% 9/15/51	135,000	90,200
New York Life Global Funding
144A 1.20% 8/7/30 #	140,000	112,392
144A 4.85% 1/9/28 #	150,000	151,068
144A 5.45% 9/18/26 #	165,000	168,765
UnitedHealth Group
4.20% 5/15/32	91,000	89,094
4.50% 4/15/33	295,000	293,236
5.05% 4/15/53	75,000	75,835
		2,102,666
Natural Gas — 1.47%
Sempra
4.125% 4/1/52 µ	125,000	107,896
4.875% 10/15/25 µ, Ψ	294,000	288,344
Southern California Gas 5.20% 6/1/33	140,000	144,077
		540,317
Real Estate Investment Trusts — 0.95%
American Homes 4 Rent 3.625% 4/15/32	70,000	62,739
Extra Space Storage 2.35% 3/15/32	350,000	285,551
		348,290
Technology — 5.63%
Alphabet 2.05% 8/15/50	390,000	243,946
Apple
1.40% 8/5/28	30,000	26,601
2.70% 8/5/51	105,000	72,300
9

Schedule of investments

Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Autodesk 2.40% 12/15/31	185,000	$158,368
Broadcom 144A 3.469% 4/15/34 #	155,000	134,919
CDW 3.276% 12/1/28	435,000	399,575
CoStar Group 144A 2.80% 7/15/30 #	175,000	148,931
Entegris Escrow
144A 4.75% 4/15/29 #	140,000	135,038
144A 5.95% 6/15/30 #	135,000	134,339
Marvell Technology
1.65% 4/15/26	210,000	195,510
2.45% 4/15/28	110,000	99,332
Oracle 3.60% 4/1/50	235,000	174,271
Sensata Technologies 144A 3.75% 2/15/31 #	160,000	141,247
		2,064,377
Transportation — 0.90%
Burlington Northern Santa Fe 2.875% 6/15/52	233,000	163,050
ERAC USA Finance
144A 4.90% 5/1/33 #	120,000	119,904
144A 5.40% 5/1/53 #	45,000	47,280
		330,234
Total Corporate Bonds (cost $36,574,953)		34,656,000

Municipal Bonds — 0.31%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.993% 7/1/24^	1,142	1,120
Series A-1 4.00% 7/1/35	5,110	4,954
GDB Debt Recovery Authority of Puerto Rico Revenue
7.50% 8/20/40	121,257	107,615
Total Municipal Bonds (cost $121,175)		113,689

Loan Agreements — 0.97%
Applied Systems 9.848% (SOFR03M + 4.50%) 9/18/26 •	54	55
Standard Industries 7.721% (SOFR01M + 2.36%) 9/22/28 •	354,301	355,471
Total Loan Agreements (cost $350,613)		355,526

US Treasury Obligations — 3.11%
US Treasury Bonds
3.875% 2/15/43	15,000	14,308
4.125% 8/15/53	95,000	96,054
4.75% 11/15/43	95,000	101,932
4.75% 11/15/53	5,000	5,608
US Treasury Notes
4.50% 11/15/33	200,000	210,031
4.625% 9/30/28	495,000	511,010
US Treasury Notes
4.75% 10/15/26	200,000	202,992
Total US Treasury Obligations (cost $1,099,073)		1,141,935

	Number of shares
Short-Term Investments — 0.24%
Money Market Mutual Funds — 0.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	22,243	22,243
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	22,244	22,244
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	22,244	22,244
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	22,244	22,244
Total Short-Term Investments (cost $88,975)		88,975
Total Value of Securities—99.12% (cost $38,252,056)		$36,373,343
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $6,441,780, which represents 17.55% of the Series' net assets. See Note 9 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
10

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

DAC – Designated Activity Company

REMIC – Real Estate Mortgage Investment Conduit

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

11

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2023

Assets:
Investments, at value*	$36,373,343
Cash	297
Dividends and interest receivable	427,007
Receivable for series shares sold	422
Prepaid expenses	113
Other assets	366
Total Assets	36,801,548
Liabilities:
Investment management fees payable to affiliates	49,729
Other accrued expenses	36,014
Administration expenses payable to affiliates	9,911
Payable for series shares redeemed	8,561
Distribution fees payable to affiliates	3
Total Liabilities	104,218
Total Net Assets	$36,697,330

Net Assets Consist of:
Paid-in capital	$44,272,467
Total distributable earnings (loss)	(7,575,137)
Total Net Assets	$36,697,330

Net Asset Value

Standard Class:
Net assets	$36,687,495
Shares of beneficial interest outstanding, unlimited authorization, no par	4,180,972
Net asset value per share	$8.77

Service Class:
Net assets	$9,835
Shares of beneficial interest outstanding, unlimited authorization, no par	1,124
Net asset value per share	$8.75

*Investments, at cost	$38,252,056

See accompanying notes, which are an integral part of the financial statements.

12

Statement of operations

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Year ended December 31, 2023

Investment Income:
Interest	$1,825,707
Dividends	29,233
1,854,940

Expenses:
Management fees	187,165
Distribution expenses — Service Class	28
Audit and tax fees	50,998
Accounting and administration expenses	34,596
Reports and statements to shareholders expenses	16,282
Custodian fees	10,454
Dividend disbursing and transfer agent fees and expenses	4,508
Trustees’ fees and expenses	2,741
Legal fees	2,641
Other	10,566
319,979
Less expenses waived	(84,039)
Less expenses paid indirectly	(1)
Total operating expenses	235,939
Net Investment Income (Loss)	1,619,001

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(2,380,278)
Net change in unrealized appreciation (depreciation) on investments	3,448,028
Net Realized and Unrealized Gain (Loss)	1,067,750
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,686,751

See accompanying notes, which are an integral part of the financial statements.

13

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Investment Grade Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,619,001	$1,517,994
Net realized gain (loss)	(2,380,278)	(4,542,031)
Net change in unrealized appreciation (depreciation)	3,448,028	(5,889,270)
Net increase (decrease) in net assets resulting from operations	2,686,751	(8,913,307)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(1,579,676)	(2,333,366)
Service Class	(356)	(463)
	(1,580,032)	(2,333,829)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	1,805,635	1,215,669

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,579,676	2,333,366
Service Class	356	463
	3,385,667	3,549,498
Cost of shares redeemed:
Standard Class	(7,047,221)	(7,130,506)
Decrease in net assets derived from capital share transactions	(3,661,554)	(3,581,008)
Net Decrease in Net Assets	(2,554,835)	(14,828,144)

Net Assets:
Beginning of year	39,252,165	54,080,309
End of year	$36,697,330	$39,252,165

See accompanying notes, which are an integral part of the financial statements.

14

Financial highlights

Delaware VIP® Investment Grade Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$8.50	$10.80	$11.60	$11.02	$10.18

Income (loss) from investment operations:
Net investment income[2]	0.36	0.31	0.27	0.26	0.29
Net realized and unrealized gain (loss)	0.27	(2.13)	(0.37)	0.98	0.95
Total from investment operations	0.63	(1.82)	(0.10)	1.24	1.24

Less dividends and distributions from:
Net investment income	(0.36)	(0.34)	(0.34)	(0.41)	(0.40)
Net realized gain	—	(0.14)	(0.36)	(0.25)	—
Total dividends and distributions	(0.36)	(0.48)	(0.70)	(0.66)	(0.40)

Net asset value, end of period	$8.77	$8.50	$10.80	$11.60	$11.02

Total return[3]	7.57%	(17.06%)	(0.72%)	11.91%	12.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,687	$39,243	$54,069	$60,080	$61,952
Ratio of expenses to average net assets[4]	0.63%	0.63%	0.65%	0.69%	0.73%
Ratio of expenses to average net assets prior to fees waived[4]	0.85%	0.87%	0.74%	0.81%	0.90%
Ratio of net investment income to average net assets	4.33%	3.44%	2.45%	2.39%	2.76%
Ratio of net investment income to average net assets prior to fees waived	4.11%	3.20%	2.36%	2.27%	2.59%
Portfolio turnover	93%	99%	110%	147%	157%[5]
[1]	On October 4, 2019, the First Investors Life Series Investment Grade Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Investment Grade Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	The Series' portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series' portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

15

Financial highlights

Delaware VIP® Investment Grade Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended				10/31/19[1] to
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.47	$10.76	$11.56	$11.01	$10.97

Income (loss) from investment operations:
Net investment income[2]	0.34	0.29	0.23	0.23	0.03
Net realized and unrealized gain (loss)	0.27	(2.13)	(0.36)	0.97	0.01
Total from investment operations	0.61	(1.84)	(0.13)	1.20	0.04

Less dividends and distributions from:
Net investment income	(0.33)	(0.31)	(0.31)	(0.40)	—
Net realized gain	—	(0.14)	(0.36)	(0.25)	—
Total dividends and distributions	(0.33)	(0.45)	(0.67)	(0.65)	—

Net asset value, end of period	$8.75	$8.47	$10.76	$11.56	$11.01

Total return[3]	7.37%	(17.32%)	(1.03%)	11.57%	0.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$9	$11	$11	$10
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.95%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.15%	1.15%	1.04%	1.11%	1.31%
Ratio of net investment income to average net assets	4.03%	3.16%	2.15%	2.09%	1.50%
Ratio of net investment income to average net assets prior to fees waived	3.81%	2.94%	2.06%	1.97%	1.18%
Portfolio turnover	93%	99%	110%	147%	157%[5,6]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series' portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series' portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

16

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Investment Grade Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Open-end investment companies, other than exchange-traded funds (ETFs), are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series' valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series' tax positions taken or expected to be taken on the Series' federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series' financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management

17

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

1. Significant Accounting Policies (continued)

fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.63% of the Series’ average daily net assets from January 1, 2023 through December 31, 2023. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2023 through April 30, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.63%	0.93%

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC's annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is

18

subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $5,206 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $2,806 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $1,501 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$29,667,027
Purchases of US government securities	4,353,839
Sales other than US government securities	31,887,427
Sales of US government securities	3,452,498

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$38,202,138
Aggregate unrealized appreciation of investments	$621,854
Aggregate unrealized depreciation of investments	(2,582,610)
Net unrealized depreciation of investments	$(1,960,756)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

3. Investments (continued)

been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$17,218	$17,218
Corporate Bonds	—	34,656,000	34,656,000
Loan Agreements	—	355,526	355,526
Municipal Bonds	—	113,689	113,689
US Treasury Obligations	—	1,141,935	1,141,935
Short-Term Investments	88,975	—	88,975
Total Value of Securities	$88,975	$36,284,368	$36,373,343

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series' net assets. As of December 31, 2023, there were no Level 3 investments.

20

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$1,580,032	$1,704,384
Long-term capital gains	—	629,445
Total	$1,580,032	$2,333,829

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$44,272,467
Undistributed ordinary income	1,675,168
Capital loss carryforwards	(7,289,549)
Unrealized appreciation (depreciation) on investments	(1,960,756)
Net assets	$36,697,330

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Series had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31,2023, the Series has capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$3,154,349	$4,135,200	$7,289,549
21

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	211,639	133,584

Shares issued upon reinvestment of dividends and distributions:
Standard Class	188,730	260,420
Service Class	42	52
	400,411	394,056
Shares redeemed:
Standard Class	(835,073)	(786,899)
Net decrease	(434,662)	(392,843)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

22

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

9. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

(continues)	23

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Investment Grade Series

9. Credit and Market Risks (continued)

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series. There were no unfunded loan commitments at the year ended December 31, 2023.

The Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Series’ investments in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

24

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series' financial statements.

25

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Investment Grade Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Investment Grade Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and agent banks. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

26

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series' total distributions.

Board Consideration of Investment Management Agreements and Sub-Advisor Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Investment Grade Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

27

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Board Consideration of Investment Management Agreements and Sub-Advisor Agreements at a Meeting Held on August 8-10, 2023 (continued)

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index

28

for the 1-, 5-, and 10-year periods. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

29

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Investment Grade Series

Board Consideration of Investment Management Agreements and Sub-Advisor Agreements at a Meeting Held on August 8-10, 2023 (continued)

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

30

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
31

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
32

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series' investment advisor.
33

Board of trustees and officers addendum

Delaware Funds by Macquarie®

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series' investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

34

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)
AR-VIPIG-0224

Annual report

Delaware VIP® Trust

Delaware VIP Limited Duration Bond Series

December 31, 2023

Table of Content

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Limited Duration Bond Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Table of Content

Portfolio management review

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series’ name will change from Delaware VIP Limited Duration Bond Series to Macquarie VIP Limited Duration Bond Series.

The investment objective of the Series is to seek current income consistent with low volatility of principal.

For the fiscal year ended December 31, 2023, Delaware VIP Limited Duration Bond Series (the “Series”) gained 5.29%. This figure reflects all distributions reinvested. For the same period, the Series’ benchmark, the Bloomberg 1-3 Year US Government/Credit Index, rose 4.61%. For complete, annualized performance of the Series, please see the table on page 3. Please see page 5 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

There were significant changes in the macroeconomic backdrop during the fiscal year ended December 31, 2023. Geopolitical tensions escalated as the war in Ukraine continued and conflict in the Middle East erupted. Reshoring – the return of business operations from overseas – increased as trade restrictions intensified even as core inflation remained viscous.

Nonetheless, 2023’s market performance was the antithesis of 2022. Bond markets and equity returns were positive as fear of a US recession receded. The US economy proved resilient in the face of higher interest rates. The US Federal Reserve continued to aggressively tame inflation, which continued to run above target due to the abundance of fiscal and monetary stimulus injected into the economy during the height of the COVID-19 pandemic.

Additional fiscal spending during the year and consumers that drew down savings they had built up during the pandemic fueled spending. Other factors that contributed to the economy’s resilience included a mortgage-market structure that diluted the cash-flow impact of higher short-term rates. Additionally, the corporate sector was healthy and successfully pushed out debt maturities during the low-yield environment of the past few years.

An inverted yield curve added credence to the belief that tighter credit conditions combined with higher rates would ultimately push economic growth into negative territory. Using history as our guide, sharp increases in the federal funds rate like those we have witnessed the last 20 months have usually been followed by a recession. There are some instances when a soft landing occurred such as the one Fed Chair Alan Greenspan engineered during the mid-1990s. Even so, soft landings remain the exception rather than the rule.

The conflicts underway in Ukraine and the Middle East may have broad implications. The war in Ukraine initially had a significant impact on commodities, reverberating around the globe in 2022 and causing great hardship for many. As a result, central banks were inclined to maintain or tighten monetary policies further in 2023.

In the UK, inflation continued to run well above target while US prices declined more rapidly. Consequently, investors believed that the Fed was done raising rates and would commence an easing cycle in the coming months. That optimism led to looser financial conditions, creating a favorable environment for risk assets to perform well as interest rates declined from the highs reached in the fourth quarter. Meanwhile, standing apart from other central banks, the Bank of Japan continued to maintain ultra-easy monetary policy, including negative short-term rates, as it waits for concrete evidence of meaningful wage growth in an environment where uncertainty remains elevated.

US Treasury rates were volatile throughout the period, but mostly finished close to unchanged from the start of the period. The exception came at the short end, which was pushed higher by four separate Fed rate increases. The rate hikes amplified the inversion of the yield curve during the first half of the year. Credit markets performed well notwithstanding the intra-period rate volatility. Investors found higher yields sufficiently enticing to keep buying corporate credit and other risk assets for much of the year. The dollar see-sawed against major developed market currencies and finished close to unchanged.

Within the Series

In early 2023 we continued to reduce the Series’ exposure to investment grade corporate credit since valuations were near long-term averages and our macroeconomic assessment was that the economy would slow. The Series’ sector allocation to BBB-rated bonds was its largest overweight credit tranche and contributed to the Series’ yield advantage versus its benchmark. Within industrials, security selection contributed favorably to performance and included issuers such as Teledyne Technologies Inc., a provider of electronic subsystems and instrumentation.

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Table of Content

Portfolio management review

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The Series still holds Teledyne Technologies, in part because we believe there may be additional upside from a rating perspective. The Series also benefited from exposure to Microchip Technology Inc., a designer, manufacturer, and marketer of microcontrollers. We exited the position on concern about broad-based weakness across end markets.

Exposure to certain financial institutions, such as KeyBank N.A., a regional bank in the US, somewhat offset those gains. KeyBank experienced heightened volatility when a string of bank failures in the US, including SVB Financial Group, Republic Bank, and Signature Bank, seemed to indicate that fundamental stress within the regional banking system could become systemic.

Out-of-benchmark exposure to collateralized loan obligations (CLOs) contributed to performance. These holdings were invested in the AAA-rated tranches, which we still believe represent value. Additional high-quality asset classes generating positive excess returns included an allocation to asset backed securities (ABS) and agency mortgage-backed securities (MBS).

The Series’ exposure to emerging markets corporate credit experienced favorable security selection and included BBVA Bancomer SA, a provider of retirement electronic payments and online banking services in the US and Mexico. First Quantum Minerals Ltd. also contributed to performance. Financial services provider SURA Asset Management SA modestly detracted from performance, and we sold the position.

Yield curve management was mixed, as the Series’ greater interest rate sensitivity detracted from performance, although this was offset by curve positioning.

At the end of the fiscal year, with a healthy dose of caution in mind, we made few changes in the positioning of the Series. Over the course of the fiscal year, yields moved lower and risk premiums dropped below long-term historical averages. The Fed successfully cooled inflation from the highs of mid-2022 without driving the US economy into a recession. Although the likelihood of a recession diminished, we continued to believe that the structural forces at play could still prevail over investors’ enthusiasm. The Fed’s rate-hike pause and pivot to potential future rate cuts induced interest rates and risk premiums to decline. Aggressive price action led many asset classes to trade higher than long-term historical averages.

More than 40% of the world’s population will hold national elections in 2024, according to Bloomberg. We think the election in the US, in particular, is likely to keep the world on edge, as major, global policy shifts could result. This, combined with worsening political polarization, could keep disruption risks elevated.

US fiscal spending continued at a torrid pace during this past fiscal year. However, with deficits reaching levels generally not witnessed outside of recessionary periods, the will of the fiscal hawks may be tested to avoid an economic slowdown.

We believe Fed Chair Jerome Powell and the Federal Open Market Committee (FOMC) deserve a fair amount of credit for the success of the current cycle of rate hikes, despite the policy errors of easy money coming out of the pandemic. Though many believe the US economy is likely to experience a “soft landing,” we think a recession is not off the table. Inverted yield curves combined with tighter lending standards historically have been an accurate predictor of looming economic contraction. We must ask ourselves: what happens to asset prices if a recession takes root after markets have effectively priced out the risk? For all these reasons, we think our cautious positioning at fiscal year end is warranted.

Delaware VIP Limited Duration Bond Series used derivatives, including interest rate futures, to risk manage the overall sensitivity of the Series to changes in interest rates.

2

Table of Content

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	Lifetime
Standard Class shares (commenced operations on July 1, 2014)	+5.29%	+1.60%	+0.68%
Bloomberg 1-3 Year US Government/Credit Index	+4.61%	+1.51%	+1.28%*

*	The benchmark lifetime return is calculated using the Series’ Standard Class inception date.

Returns reflect the reinvestment of all distributions. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.53%, while total operating expenses for Standard Class shares were 1.14%. The management fee for Standard Class shares was 0.50%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Limited Duration Bond Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on page 5. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

3

Table of Content

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

During periods of falling interest rates, an issuer of a callable bond held by the Series may “call,” or repay, the security before its stated maturity. The Series would then lose any price appreciation above the bond’s call price and the Series may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Series’ income.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Series on its investments will generally decline as interest rates decline.

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation, and price competition.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

4

Table of Content

Performance of a $10,000 investment

For the period July 1, 2014 (Series’ inception date) through December 31, 2023

	Starting value	Ending value
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,285
Delaware VIP Limited Duration Bond – Series Standard Class shares	$10,000	$10,666

The graph shows a $10,000 investment in Delaware VIP Limited Duration Bond Series Standard Class shares for the period from July 1, 2014 through December 31, 2023.

The graph also shows $10,000 invested in the Bloomberg 1-3 Year US Government/Credit Index for the period from July 1, 2014 through December 31, 2023.

The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results

5

Table of Content

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Limited Duration Bond Series

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,036.40	0.53%	$2.72
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.53	0.53%	$2.70
*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

6

Table of Content

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	1.79%
Agency Mortgage-Backed Securities	3.92%
Collateralized Debt Obligations	3.97%
Corporate Bonds	46.18%
Banking	10.87%
Basic Industry	0.93%
Brokerage	0.08%
Capital Goods	5.03%
Communications	2.21%
Consumer Cyclical	0.79%
Consumer Non-Cyclical	3.87%
Electric	6.82%
Energy	3.48%
Finance Companies	2.91%
Insurance	5.64%
Natural Gas	0.39%
Technology	2.66%
Transportation	0.50%
Government Agency Obligation	1.03%
Non-Agency Asset-Backed Securities	12.54%
Non-Agency Collateralized Mortgage Obligations	1.16%
US Treasury Obligations	26.22%
Short-Term Investments	4.33%
Total Value of Securities	101.14%
Liabilities Net of Receivables and Other Assets	(1.14%)
Total Net Assets	100.00%
7

Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.79%
Connecticut Avenue Securities
Trust Series 2023-R08 1M1 144A 6.837% (SOFR + 1.50%) 10/25/43 #, •	95,899	$96,109
Freddie Mac REMIC Series 5092 WG 1.00% 4/25/31	208,099	182,940
Freddie Mac Structured Agency Credit Risk REMICs Trust
Series 2021-HQA2 M1 144A 6.037% (SOFR + 0.70%) 12/25/33 #, •	5,630	5,615
Series 2023-HQA3 A1 144A 7.187% (SOFR + 1.85%) 11/25/43 #, •	49,609	49,963
Total Agency Collateralized Mortgage Obligations (cost $360,473)		334,627

Agency Mortgage-Backed Securities — 3.92%
Fannie Mae S.F. 30 yr
4.50% 1/1/50	334,601	334,107
5.00% 7/1/47	240,853	244,751
5.00% 5/1/48	84,972	85,666
Freddie Mac S.F. 30 yr
5.00% 8/1/48	69,667	70,135
Total Agency Mortgage-Backed Securities (cost $797,777)		734,659

Collateralized Debt Obligations — 3.97%
Canyon Capital CLO Series 2019-2A AR 144A 6.835% (TSFR03M + 1.44%, Floor 1.18%) 10/15/34 #, •	250,000	248,580
Cedar Funding IX CLO Series 2018-9A A1 144A 6.657% (TSFR03M + 1.24%, Floor 0.98%) 4/20/31 #, •	245,907	245,422
Dryden 83 CLO Series 2020-83A A 144A 6.877% (TSFR03M + 1.48%, Floor 1.22%) 1/18/32 #, •	250,000	249,867
Total Collateralized Debt Obligations (cost $744,140)		743,869

Corporate Bonds — 46.18%
Banking — 10.87%
Bank of America
1.843% 2/4/25 µ	100,000	99,618
5.819% 9/15/29 µ	20,000	20,658
6.204% 11/10/28 µ	5,000	5,219
Bank of New York Mellon 5.802% 10/25/28 µ	38,000	39,420
BBVA Bancomer 144A 1.875% 9/18/25 #	200,000	188,888
Citigroup
1.281% 11/3/25 µ	35,000	33,685
2.014% 1/25/26 µ	30,000	28,841
Deutsche Bank 0.898% 5/28/24	150,000	147,356
Fifth Third Bancorp
2.375% 1/28/25	35,000	33,867
3.65% 1/25/24	35,000	34,944
Goldman Sachs Group
1.542% 9/10/27 µ	25,000	22,685
5.859% (SOFR + 0.49%) 10/21/24 •	175,000	174,804
KeyCorp 3.878% 5/23/25 µ	45,000	44,003
Morgan Stanley
6.138% 10/16/26 µ	300,000	305,630
6.296% 10/18/28 µ	49,000	51,356
PNC Bank 3.875% 4/10/25	250,000	244,971
PNC Financial Services Group
5.671% 10/28/25 µ	35,000	34,997
Popular 7.25% 3/13/28	20,000	20,597
Toronto-Dominion Bank 4.108% 6/8/27	34,000	33,416
Truist Bank 2.636% 9/17/29 µ	215,000	200,176
Truist Financial 7.161% 10/30/29 µ	10,000	10,808
US Bancorp
3.375% 2/5/24	55,000	54,873
4.653% 2/1/29 µ	13,000	12,803
5.727% 10/21/26 µ	16,000	16,115
6.787% 10/26/27 µ	15,000	15,668
Wells Fargo & Co. 3.908% 4/25/26 µ	165,000	161,834
		2,037,232
Basic Industry — 0.93%
Avient 144A 5.75% 5/15/25 #	139,000	139,144
Celanese US Holdings
6.05% 3/15/25	5,000	5,034
6.165% 7/15/27	30,000	30,778
		174,956
Brokerage — 0.08%
Jefferies Financial Group 5.875% 7/21/28	15,000	15,390
		15,390
Capital Goods — 5.03%
Boeing 2.196% 2/4/26	50,000	47,253
8

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	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Carrier Global 144A 5.80% 11/30/25 #	70,000	$70,962
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	100,000	101,858
Parker-Hannifin
3.65% 6/15/24	95,000	94,119
4.25% 9/15/27	70,000	69,430
RTX 5.75% 11/8/26	89,000	91,478
Teledyne Technologies 0.95% 4/1/24	280,000	276,837
TransDigm 144A 6.25% 3/15/26 #	140,000	139,900
WESCO Distribution 144A 7.125% 6/15/25 #	51,000	51,410
		943,247
Communications — 2.21%
Charter Communications Operating 6.15% 11/10/26	45,000	46,018
T-Mobile USA 3.75% 4/15/27	105,000	101,874
Verizon Communications 0.75% 3/22/24	120,000	118,725
Warnermedia Holdings
3.638% 3/15/25	110,000	107,670
6.412% 3/15/26	40,000	40,029
		414,316
Consumer Cyclical — 0.79%
Aptiv 2.396% 2/18/25	70,000	67,736
Carnival 144A 7.625% 3/1/26 #	31,000	31,580
Prime Security Services Borrower 144A 5.25% 4/15/24 #	10,000	9,944
VICI Properties 4.95% 2/15/30	40,000	38,852
		148,112
Consumer Non-Cyclical — 3.87%
AbbVie 2.60% 11/21/24	90,000	87,966
Amgen 5.15% 3/2/28	75,000	76,812
Astrazeneca Finance 4.875% 3/3/28	35,000	35,701
Cigna Group 5.685% 3/15/26	58,000	58,047
Eli Lilly & Co. 5.00% 2/27/26	25,000	25,012
Gilead Sciences 3.70% 4/1/24	80,000	79,628
Medtronic Global Holdings 4.25% 3/30/28	40,000	39,847
Pfizer Investment Enterprises 4.45% 5/19/28	80,000	79,988
Royalty Pharma 1.20% 9/2/25	195,000	182,037
Tenet Healthcare 4.875% 1/1/26	50,000	49,472
Zoetis 5.40% 11/14/25	10,000	10,087
		724,597
Electric — 6.82%
Avangrid 3.20% 4/15/25	60,000	58,332
Duke Energy 4.875% 9/16/24 µ, ψ	50,000	49,354
Duke Energy Carolinas 3.95% 11/15/28	30,000	29,565
Metropolitan Edison 144A 5.20% 4/1/28 #	60,000	60,515
National Rural Utilities Cooperative Finance
1.875% 2/7/25	135,000	130,395
4.45% 3/13/26	55,000	54,941
4.80% 3/15/28	40,000	40,485
NextEra Energy Capital Holdings
5.749% 9/1/25	10,000	10,099
6.051% 3/1/25	55,000	55,524
NRG Energy 144A 3.75% 6/15/24 #	95,000	93,927
Pacific Gas and Electric 3.75% 2/15/24	120,000	119,638
Southern 4.85% 6/15/28	85,000	85,694
Southern California Edison 1.10% 4/1/24	210,000	207,717
Vistra Operations
144A 3.55% 7/15/24 #	105,000	103,549
144A 5.125% 5/13/25 #	40,000	39,636
WEC Energy Group 0.80% 3/15/24	140,000	138,590
		1,277,961
Energy — 3.48%
ConocoPhillips 2.40% 3/7/25	8,000	7,777
Devon Energy 5.25% 9/15/24	39,000	38,935
Energy Transfer 5.55% 2/15/28	130,000	132,694
Exxon Mobil 2.019% 8/16/24	130,000	127,526
MPLX 4.875% 12/1/24	135,000	134,306
NuStar Logistics 5.75% 10/1/25	73,000	72,605
Occidental Petroleum 5.50% 12/1/25	58,000	58,024
ONEOK 5.65% 11/1/28	10,000	10,360
Southwestern Energy 5.70% 1/23/25	10,000	9,966
Targa Resources Partners 5.00% 1/15/28	60,000	59,311
		651,504
Finance Companies — 2.91%
AerCap Ireland Capital DAC
1.65% 10/29/24	150,000	144,850
3.15% 2/15/24	150,000	149,418
Air Lease
0.80% 8/18/24	105,000	101,816
2.875% 1/15/26	15,000	14,297
9

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Schedule of investments

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Aviation Capital Group
144A 1.95% 1/30/26 #	80,000	$74,196
144A 4.375% 1/30/24 #	60,000	59,907
		544,484
Insurance — 5.64%
Athene Global Funding 144A 1.00% 4/16/24 #	205,000	201,848
Brighthouse Financial Global Funding
144A 1.00% 4/12/24 #	115,000	113,371
144A 6.126% (SOFR + 0.76%) 4/12/24 #, •	85,000	84,832
Equitable Financial Life Global Funding 144A 0.80% 8/12/24 #	100,000	97,107
GA Global Funding Trust 144A 1.00% 4/8/24 #	275,000	271,012
Met Tower Global Funding 144A 3.70% 6/13/25 #	150,000	147,624
New York Life Global Funding 144A 5.45% 9/18/26 #	40,000	40,913
UnitedHealth Group 4.25% 1/15/29	100,000	99,878
		1,056,585
Natural Gas — 0.39%
Sempra Energy 3.30% 4/1/25	75,000	73,230
		73,230
Technology — 2.66%
NXP
2.70% 5/1/25	5,000	4,823
4.875% 3/1/24	165,000	164,700
Oracle 5.80% 11/10/25	45,000	45,717
Roper Technologies 2.35% 9/15/24	145,000	141,486
S&P Global 2.45% 3/1/27	50,000	47,175
Sensata Technologies 144A 5.00% 10/1/25 #	90,000	90,165
Workday 3.50% 4/1/27	5,000	4,840
		498,906
Transportation — 0.50%
ERAC USA Finance 144A 4.60% 5/1/28 #	85,000	84,528
United Airlines 144A 4.375% 4/15/26 #	10,000	9,752
		94,280
Total Corporate Bonds (cost $8,747,682)		8,654,800

Government Agency Obligation — 1.03%
NBN 144A 0.875% 10/8/24 #	200,000	193,353
Total Government Agency Obligation (cost $199,843)		193,353

Non-Agency Asset-Backed Securities — 12.54%
American Express Credit Account Master Trust Series 2023-1 A 4.87% 5/15/28	300,000	302,198
BA Credit Card Trust Series 2022-A2 5.00% 4/15/28	250,000	251,442
BMW Vehicle Lease Trust Series 2023-1 A3 5.16% 11/25/25	250,000	249,684
Discover Card Execution Note Trust Series 2022-A4 A 5.03% 10/15/27	200,000	200,783
Enterprise Fleet Financing
Series 2022-2 A2 144A 4.65% 5/21/29 #	39,081	38,817
Series 2023-3 A2 144A 6.40% 3/20/30 #	100,000	102,212
Ford Credit Auto Owner Trust Series 2022-A B 1.91% 7/15/27	86,000	80,859
GMF Floorplan Owner Revolving Trust Series 2023-1 A2 144A 6.488% (SOFR + 1.15%) 6/15/28 #, •	250,000	251,791
Hyundai Auto Lease Securitization Trust Series 2023-A A3 144A 5.05% 1/15/26 #	200,000	199,478
JPMorgan Chase Bank Series 2020-2 B 144A 0.84% 2/25/28 #	2,724	2,713
Trafigura Securitisation Finance Series 2021-1A A2 144A 1.08% 1/15/25 #	200,000	192,015
Verizon Master Trust
Series 2021-2 A 0.99% 4/20/28	100,000	96,591
Series 2022-2 B 1.83% 7/20/28	86,000	82,652
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	100,000	99,227
Volkswagen Auto Loan Enhanced Trust Series 2023-2 A2B 5.968% (SOFR + 0.63%) 3/22/27 •	200,000	200,369
Total Non-Agency Asset-Backed Securities (cost $2,357,279)		2,350,831

Non-Agency Collateralized Mortgage Obligations — 1.16%
OBX Trust Series 2023-NQM8 A1 144A 7.045% 9/25/63 #, ~	97,480	99,443
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	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Verus Securitization Trust Series 2023-6 A1 144A 6.665% 9/25/68 #, ~	117,071	$118,620
Total Non-Agency Collateralized Mortgage Obligations (cost $214,548)		218,063

US Treasury Obligations — 26.22%
US Treasury Notes
4.25% 12/31/25	495,000	494,942
4.375% 12/15/26	1,905,000	1,923,901
4.375% 11/30/28	125,000	127,930
4.625% 9/30/28	730,000	753,611
4.75% 10/15/26	1,420,000	1,441,245
4.875% 10/31/28	165,000	172,270
Total US Treasury Obligations (cost $4,839,688)		4,913,899

	Number of shares
Short-Term Investments — 4.33%
Money Market Mutual Funds — 4.33%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	202,718	202,718
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	202,718	202,718
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	202,718	202,718
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	202,718	202,718
Total Short-Term Investments (cost $810,872)		810,872
Total Value of Securities—101.14% (cost $19,072,302)		$18,954,973
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $4,400,566, which represents 23.48% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at December 31, 2023.
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Schedule of investments

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

The following futures contracts were outstanding at December 31, 2023:1

Futures Contracts

Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
17	US Treasury 2 yr Notes	$3,500,539	$3,462,195	3/28/24	$38,344	$—	$2,125
(1)	US Treasury 10 yr Notes	(112,891)	(108,771)	3/19/24	—	(4,120)	—
Total Futures Contracts			$3,353,424		$38,344	$(4,120)	$2,125

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2023

Assets:
Investments, at value*	$18,954,973
Foreign currencies, at value∆	225
Cash	193,483
Cash collateral due from brokers	21,408
Dividends and interest receivable	129,870
Variation margin due from broker on futures contracts	2,125
Receivable for series shares sold	661
Prepaid expenses	61
Other assets	171
Total Assets	19,302,977
Liabilities:
Payable for securities purchased	494,980
Other accrued expenses	29,800
Investment management fees payable to affiliates	20,170
Administration expenses payable to affiliates	9,017
Payable for series shares redeemed	7,149
Total Liabilities	561,116
Total Net Assets	$18,741,861

Net Assets Consist of:
Paid-in capital	$21,556,206
Total distributable earnings (loss)	(2,814,345)
Total Net Assets	$18,741,861

Net Asset Value
Standard Class:
Net assets	$18,741,861
Shares of beneficial interest outstanding, unlimited authorization, no par	2,055,380
Net asset value per share	$9.12
nbsp;
*Investments, at cost	$19,072,302
∆Foreign currencies, at cost	226

See accompanying notes, which are an integral part of the financial statements.

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Statement of operations

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Year ended December 31, 2023

Investment Income:
Interest	$678,526
Dividends	20,296
698,822

Expenses:
Management fees	96,900
Audit and tax fees	50,999
Accounting and administration expenses	30,026
Reports and statements to shareholders expenses	14,822
Custodian fees	9,292
Trustees’ fees and expenses	3,789
Dividend disbursing and transfer agent fees and expenses	3,606
Legal fees	1,752
Other	11,052
222,238
Less expenses waived	(119,091)
Less expenses paid indirectly	(1)
Total operating expenses	103,146
Net Investment Income (Loss)	595,676

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(235,725)
Futures contracts	(74,418)
Net realized gain (loss)	(310,143)
Net change in unrealized appreciation (depreciation) on:
Investments	659,362
Foreign currencies	95
Futures contracts	32,223
Net change in unrealized appreciation (depreciation)	691,680
Net Realized and Unrealized Gain (Loss)	381,537
Net Increase (Decrease) in Net Assets Resulting from Operations	$977,213

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$595,676	$444,933
Net realized gain (loss)	(310,143)	(556,956)
Net change in unrealized appreciation (depreciation)	691,680	(914,291)
Net increase (decrease) in net assets resulting from operations	977,213	(1,026,314)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(516,046)	(458,920)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	2,027,481	461,636

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	516,046	458,920
	2,543,527	920,556
Cost of shares redeemed:
Standard Class	(3,857,614)	(5,103,617)
Decrease in net assets derived from capital share transactions	(1,314,087)	(4,183,061)
Net Decrease in Net Assets	(852,920)	(5,668,295)

Net Assets:
Beginning of year	19,594,781	25,263,076
End of year	$18,741,861	$19,594,781

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware VIP® Limited Duration Bond Series Standard Class

Selected data for the share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$8.89	$9.47	$9.74	$9.66	$9.34

Income (loss) from investment operations:
Net investment income[2]	0.27	0.18	0.09	0.12	0.21
Net realized and unrealized gain (loss)	0.19	(0.57)	(0.15)	0.24	0.17
Total from investment operations	0.46	(0.39)	(0.06)	0.36	0.38

Less dividends and distributions from:
Net investment income	(0.23)	(0.19)	(0.21)	(0.28)	(0.06)
Total dividends and distributions	(0.23)	(0.19)	(0.21)	(0.28)	(0.06)

Net asset value, end of period	$9.12	$8.89	$9.47	$9.74	$9.66

Total return[3]	5.29%	(4.19% )	(0.68% )	3.79%	4.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,742	$19,595	$25,263	$28,936	$31,712
Ratio of expenses to average net assets[4]	0.53%	0.53%	0.60%	0.75%	0.86%
Ratio of expenses to average net assets prior to fees waived[4]	1.15%	1.14%	0.94%	1.03%	1.10%
Ratio of net investment income to average net assets	3.07%	2.03%	0.90%	1.25%	2.15%
Ratio of net investment income to average net assets prior to fees waived	2.45%	1.42%	0.56%	0.97%	1.91%
Portfolio turnover	124%	157%	252%	126%	108%
[1]	On October 4, 2019, the First Investors Life Series Limited Duration Bond Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Limited Duration Bond Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.

See accompanying notes, which are an integral part of the financial statements.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Limited Duration Bond Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series’ valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies, other than exchange-traded funds (ETFs), are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

1. Significant Accounting Policies (continued)

Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/ from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.53% of the Series’ average daily net assets for the Standard Class

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from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $4,625 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $1,453 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $577 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$3,960,803
Purchases of US government securities	19,673,639
Sales other than US government securities	7,484,122
Sales of US government securities	17,718,212
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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$19,163,806
Aggregate unrealized appreciation of investments and derivatives	$97,262
Aggregate unrealized depreciation of investments and derivatives	(315,106)
Net unrealized depreciation of investments and derivatives	$(217,844)

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$334,627	$334,627
Agency Mortgage-Backed Securities	—	734,659	734,659
Collateralized Debt Obligations	—	743,869	743,869
Corporate Bonds	—	8,654,800	8,654,800
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	Level 1	Level 2	Total
Government Agency Obligation	$—	$193,353	$193,353
Non-Agency Asset-Backed Securities	—	2,350,831	2,350,831
Non-Agency Collateralized Mortgage Obligations	—	218,063	218,063
US Treasury Obligations	—	4,913,899	4,913,899
Short-Term Investments	810,872	—	810,872
Total Value of Securities	$810,872	$18,144,101	$18,954,973

Derivatives[1]
Assets:
Futures Contracts	$38,344	$—	$38,344
Liabilities:
Futures Contracts	$(4,120)	$—	$(4,120)
[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$516,046	$458,920

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$21,556,206
Undistributed ordinary income	674,202
Capital loss carryforwards*	(3,270,703)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(217,844)
Net assets	$18,741,861
*	A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts and market discount and market premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Series had no reclassifications.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31,2023, the Series has capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,660,960	$1,609,743	$3,270,703

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	226,044	51,267

Shares issued upon reinvestment of dividends and distributions:
Standard Class	58,509	51,219
	284,553	102,486
Shares redeemed:
Standard Class	(433,325)	(564,852)
Net decrease	(148,772)	(462,366)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value

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caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2023, the Series posted $21,408 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”. Open futures contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended December 31, 2023, the Series experienced net realized and unrealized gains or losses attributable to futures contracts holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of operations.”

During the year ended December 31, 2023, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2023:

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,440,852	$253,022

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

9. Securities Lending (continued)

Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

10. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

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The Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Series’ investments in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the Statement of Assets and Liabilities, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series’ financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Limited Duration Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Limited Duration Bond Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A)	is based on a percentage of the Series’ total distributions.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Limited Duration Bond Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

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Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year and since inception periods was in the first, second, third and fourth quartiles, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was above the median of its Performance Universe and for the 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, and 5-year and since inception periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of September 2020 and that the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Limited Duration Bond Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

into the Fund. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods. The Board also noted that the Fund’s performance was ahead of its Performance Universe median for the 1-year period.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and

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evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
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[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)

AR-VIPLDB-0224

Annual report

Delaware VIP® Trust

Delaware VIP Opportunity Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Opportunity Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series’ name will change from Delaware VIP Opportunity Series to Macquarie VIP Opportunity Series.

The investment objective of the Series is to seek long-term capital growth.

For the fiscal year ended December 31, 2023, Delaware VIP Opportunity Series (the “Series”) Standard Class shares gained 16.30%. This figure reflects all distributions reinvested. The Series’ benchmark, the Russell 2500™ Index, gained 17.42% for the same period. For complete, annualized performance of Delaware VIP Opportunity Series, please see the table on page 3. Please see page 4 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

For the fiscal year ended December 31, 2023, the Russell 2500™ Index, advanced 17.42%. Smid-cap growth stocks outperformed smid-cap value stocks. The Russell 2500™ Growth Index returned 18.93% and the Russell 2500™ Value Index gained 15.98%. Small-cap stocks lagged, and large-cap stocks outperformed smid-caps, as the Russell 2000® Index gained 16.93% and the large-cap Russell 1000® Index advanced 26.53% for the year.

Sector-level performance within the Russell 2500 Index was notably strong during the fiscal year – 15 sectors advanced and only utilities declined. The benchmark’s credit cyclicals, transportation, capital goods, technology, basic materials, and consumer discretionary sectors led, as each gained more than 20%. The weakest sectors in the benchmark for the 12-month period were energy, communications services, and healthcare, which each advanced by less than 5%.

Inflation eased closer to the Federal Open Market Committee (FOMC)’s 2% target. The US Federal Reserve has maintained its target federal funds rate range of 5.25% to 5.50% since July and commented at its December 13, 2023, meeting that it expects to cut rates in 2024. In December, the US Consumer Price Index (CPI) increased 3.4% for the trailing 12 months and the Personal Consumption Expenditures Price Index (PCE) for November rose 2.6%, marking the seventh consecutive month below 4%. The National Federation of Independent Business (NFIB) Small Business Optimism Index remained below its 50-year average of 98 for the 24th consecutive month, with a reading of 91.9 in December 2023. Small business owners remain pessimistic about economic prospects and continue to cite inflation and labor as their biggest obstacles.

Source: Bloomberg unless otherwise noted.

Within the Series

Stock selection detracted from the Series’ relative performance for the year. In the technology, capital goods, and business services sectors, the Series’ holdings lagged the stronger returns of those in the benchmark. Stock selection contributed in the credit cyclicals, basic materials, and healthcare sectors as the Series’ holdings outperformed those in the benchmark.

The failures of Silicon Valley Bank and Signature Bank (not owned in the Series) in March 2023 illustrated how quickly deposit outflows could lead to a liquidity crisis. Consumers and corporations recognized the risk of having uninsured deposits, which created deposit outflows at certain banks. Western Alliance Bancorp was one of the banks that came under pressure as it was associated with Silicon Valley Bank through Western Alliance Bancorp’s technology and innovation group. We exited the Series’ position in Western Alliance Bancorp prior to the end of the year on increased risk.

WNS Holdings Ltd. is a leading business process management (BPM) company that provides industry-specific offerings, customer experience services, finance and accounting, human resources, procurement, and research and analytics to help companies re-imagine the digital future of businesses. WNS has differentiated itself in the BPM space as a vertically integrated business to align services with solutions, allowing for cross-selling of higher-value, higher-margin services. During the year, shares of WNS declined as sentiment for companies in the BPM industry deteriorated in response to the potential risk that generative artificial intelligence (AI) technology could have on the company’s services. WNS’s management noted that it considers generative AI technology more of an opportunity than a risk as companies will utilize WNS’s services and industry expertise to identify AI opportunities and manage the complexities of integrating AI into their operations. We maintained the Series’ position in WNS. We view the company as potentially well positioned to financially benefit as its customers purchase more of the company’s solutions, resulting in organic growth.

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Portfolio management review

Delaware VIP® Trust — Delaware VIP Opportunity Series

Chesapeake Energy Corp. an exploration and production company focused on natural gas, oil and natural gas liquids. General commodity price weakness during the year pressured shares of Chesapeake, resulting in the company’s stock’s price decline for the year. We maintained the Series’ position in Chesapeake as management is committed to disciplined capital allocation, maximizing shareholder returns, and delivering sustainable free cash flow, which it has returned to shareholders through dividends and a buyback program.

Boise Cascade Co., produces engineered wood products and plywood in North America and is a leading US wholesale distributor of building products. Boise Cascade outperformed for the Series’ fiscal year, reporting multiple quarters of strong financial performance. Boise Cascade has benefited from continued demand in its wood products and building materials segments. We maintained the Series’ position in Boise Cascade as it has a strong balance sheet and management is returning capital to shareholders.

In the credit cyclicals sector, the Series’ home builder positions contributed to performance. Toll Brothers Inc., the nation’s leading builder of luxury homes, outperformed with the company consistently reporting strong financial results during the year. Toll Brothers has maintained healthy margins as order growth remained robust, particularly in its higher margin spec homes. These homes also have higher return on equity (ROE) levels. We maintained the Series’ position in Toll Brothers. We believe the company is attractively valued and that its buyer base tends to be more affluent and, as a result, less affected by higher interest rates.

Blueprint Medicines Corp. is a biotechnology company that invents life-changing therapies for people with cancer and blood disorders. During the year, Blueprint Medicines outperformed because of higher-than-expected sales of Ayvakit, the company’s U.S. Food and Drug Administration (FDA)-approved therapy for indolent systemic mastocytosis (ISM), a rare hematologic disorder that can lead to a range of debilitating symptoms across multiple organ systems. We maintained the Series’ position in Blueprint Medicines as the company has sufficient capital to fund ongoing research and trials for additional opportunities in other mast cell diseases.

We believe the current market and economic environments should continue to support active management and our investment philosophy. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders.

2

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year
Standard Class shares (commenced operations on December 17, 2012)	+16.30%	+12.25%	+7.37%
Russell 2500 Index	+17.42%	+11.67%	+8.36%

These figures reflect all distributions reinvested. Please see page 4 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratio for Standard Class shares of the Series was 0.83%, while total operating expenses for Standard Class shares were 0.93%. The management fee for Standard Class shares was 0.75%. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Opportunity Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for Standard Class shares during some or all of the periods shown in the “Series and benchmark performance” table above and in the “Performance of a $10,000 investment” graph on the next page. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn’t have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series’ ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

3

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
Russell 2500 Index	$10,000	$22,320
Delaware VIP Opportunity Series – Standard Class shares	$10,000	$20,372

The graph shows a $10,000 investment in Delaware VIP Opportunity Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the Russell 2500 Index for the period from December 31, 2013 through December 31, 2023.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The NFIB Small Business Optimism Index, mentioned on page 1, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the US equity universe. The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 1, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 1, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

4

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

5

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Opportunity Series
Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,074.60	0.83%	$4.34
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
*	”Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series’ expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

6

Security type / sector allocations and top 10 equity holdings

Delaware VIP® Trust — Delaware VIP Opportunity Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.73%
Basic Materials	7.72%
Business Services	5.08%
Capital Goods	10.51%
Consumer Discretionary	5.17%
Consumer Services	2.38%
Consumer Staples	3.31%
Credit Cyclicals	3.11%
Energy	4.21%
Financial Services	13.19%
Healthcare	13.98%
Media	1.74%
Real Estate Investment Trusts	6.79%
Technology	15.38%
Transportation	3.54%
Utilities	1.62%
Short-Term Investments	2.35%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
PTC	1.61%
Liberty Energy	1.57%
Chesapeake Energy	1.49%
Boise Cascade	1.48%
East West Bancorp	1.47%
Five Below	1.37%
Primerica	1.35%
WillScot Mobile Mini Holdings	1.33%
Reliance Steel & Aluminum	1.32%
Beacon Roofing Supply	1.31%
7

Schedule of investments

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2023

	Number of shares	Value (US $)
Common Stocks — 97.73%
Basic Materials — 7.72%
Beacon Roofing Supply †	11,797	$1,026,575
Boise Cascade	8,997	1,163,852
Huntsman	40,392	1,015,051
Kaiser Aluminum	5,437	387,060
Minerals Technologies	12,591	897,864
Reliance Steel & Aluminum	3,716	1,039,291
Westrock	12,863	534,072
		6,063,765
Business Services — 5.08%
ABM Industries	11,098	497,523
Aramark	17,226	484,051
ASGN †	7,708	741,278
Casella Waste Systems Class A †	4,440	379,442
Clean Harbors †	3,762	656,507
Vestis	8,613	182,079
WillScot Mobile Mini Holdings †	23,540	1,047,530
		3,988,410
Capital Goods — 10.51%
Ameresco Class A †	7,420	234,991
Applied Industrial Technologies	1,534	264,907
Carlisle	2,505	782,637
Chart Industries †	2,942	401,083
Coherent †	10,686	465,162
Federal Signal	8,307	637,479
Gates Industrial †	17,842	239,440
Graco	6,922	600,553
Kadant	1,795	503,156
KBR	12,176	674,672
Lincoln Electric Holdings	4,276	929,859
Quanta Services	2,143	462,459
Tetra Tech	3,531	589,430
WESCO International	5,251	913,044
Zurn Elkay Water Solutions	18,768	551,967
		8,250,839
Consumer Discretionary — 5.17%
BJ’s Wholesale Club Holdings †	7,740	515,948
Dick’s Sporting Goods	6,807	1,000,289
Five Below †	5,038	1,073,900
Malibu Boats Class A †	9,638	528,355
Steven Madden	22,385	940,170
		4,058,662
Consumer Services — 2.38%
Brinker International †	9,232	398,638
Jack in the Box	3,677	300,154
Texas Roadhouse	5,743	701,967
Wendy’s	23,826	464,130
		1,864,889
Consumer Staples — 3.31%
Casey’s General Stores	3,348	919,829
Helen of Troy †	2,981	360,135
J & J Snack Foods	3,757	627,945
YETI Holdings †	13,333	690,383
		2,598,292
Credit Cyclicals — 3.11%
BorgWarner	14,134	506,704
KB Home	7,267	453,897
La-Z-Boy	9,784	361,225
Taylor Morrison Home †	8,448	450,701
Toll Brothers	6,477	665,771
		2,438,298
Energy — 4.21%
Chesapeake Energy	15,218	1,170,873
Liberty Energy	67,760	1,229,166
Southwestern Energy †	137,907	903,291
		3,303,330
Financial Services — 13.19%
Axis Capital Holdings	12,231	677,231
Columbia Banking System	28,784	767,957
East West Bancorp	16,009	1,151,848
Essent Group	13,750	725,175
Hamilton Lane Class A	6,401	726,129
Kemper	15,335	746,355
Primerica	5,165	1,062,750
Reinsurance Group of America	5,730	926,999
SouthState	8,006	676,107
Stifel Financial	13,622	941,961
Valley National Bancorp	47,872	519,890
Webster Financial	17,919	909,568
WSFS Financial	11,329	520,341
		10,352,311
Healthcare — 13.98%
Amicus Therapeutics †	31,328	444,544
Apellis Pharmaceuticals †	9,445	565,378
Azenta †	7,299	475,457
Bio-Techne	7,633	588,962
Blueprint Medicines †	7,151	659,608
Catalent †	8,102	364,023
Encompass Health	8,754	584,067
Exact Sciences †	6,439	476,357
Halozyme Therapeutics †	14,204	524,980
ICON †	805	227,871
Insmed †	16,820	521,252
Inspire Medical Systems †	2,284	464,634
Intra-Cellular Therapies †	5,810	416,112
Lantheus Holdings †	7,111	440,882
Ligand Pharmaceuticals †	5,429	387,739
Natera †	10,265	643,000
Neurocrine Biosciences †	6,840	901,239
OmniAb 12.5 =, †	1,789	0
OmniAb 15 =, †	1,789	0
QuidelOrtho †	3,878	285,809
Repligen †	3,448	619,950
Shockwave Medical †	2,647	504,412
Supernus Pharmaceuticals †	13,414	388,201
8

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Travere Therapeutics †	16,599	$149,225
Ultragenyx Pharmaceutical †	7,060	337,609
		10,971,311
Media — 1.74%
IMAX †	23,053	346,256
Interpublic Group	20,580	671,731
Nexstar Media Group	2,223	348,455
		1,366,442
Real Estate Investment Trusts — 6.79%
Brixmor Property Group	32,763	762,395
Camden Property Trust	7,944	788,760
EastGroup Properties	3,552	651,934
First Industrial Realty Trust	18,626	981,031
Jones Lang LaSalle †	2,586	488,418
Kite Realty Group Trust	30,153	689,298
National Storage Affiliates Trust	14,647	607,411
Physicians Realty Trust	26,906	358,119
		5,327,366
Technology — 15.38%
Atkore †	1,895	303,200
Box Class A †	10,934	280,020
DoubleVerify Holdings †	14,612	537,429
Dynatrace †	12,183	666,288
ExlService Holdings †	24,997	771,158
Guidewire Software †	5,986	652,713
MACOM Technology Solutions Holdings †	7,132	662,919
MaxLinear †	14,762	350,893
Procore Technologies †	7,537	521,711
PTC †	7,224	1,263,911
Q2 Holdings †	12,244	531,512
Rapid7 †	5,976	341,230
Regal Rexnord	3,586	530,800
Semtech †	16,731	366,576
Silicon Laboratories †	3,876	512,679
Smartsheet Class A †	12,449	595,311
Sprout Social Class A †	5,204	319,734
SPS Commerce †	1,031	199,849
Tyler Technologies †	364	152,196
Varonis Systems †	15,554	704,285
WNS Holdings ADR †	10,212	645,398
Workiva †	3,499	355,254
Yelp †	12,288	581,714
Ziff Davis †	3,402	228,580
		12,075,360
Transportation — 3.54%
Allegiant Travel	3,300	272,613
ArcBest	1,215	146,055
Kirby †	9,918	778,365
Knight-Swift Transportation Holdings	12,465	718,607
Saia †	314	137,601
Werner Enterprises	13,320	564,369
XPO †	1,875	164,231
		2,781,841
Utilities — 1.62%
Black Hills	11,274	608,232
Spire	10,615	661,739
		1,269,971
Total Common Stocks (cost $60,970,224)		76,711,087

Short-Term Investments — 2.35%
Money Market Mutual Funds — 2.35%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	461,510	461,510
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	461,514	461,514
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	461,514	461,514
Morgan Stanley Institutional
Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	461,513	461,513
Total Short-Term Investments (cost $1,846,051)		1,846,051
Total Value of Securities—100.08% (cost $62,816,275)		$78,557,138
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

9

Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2023

Assets:
Investments, at value*	$78,557,138
Cash	560
Dividends receivable	61,364
Prepaid expenses	229
Other assets	626
Total Assets	78,619,917
Liabilities:
Investment management fees payable to affiliates	73,404
Other accrued expenses	30,914
Administration expenses payable to affiliates	11,798
Payable for series shares redeemed	9,712
Total Liabilities	125,828
Total Net Assets	$78,494,089

Net Assets Consist of:
Paid-in capital	$58,733,370
Total distributable earnings (loss)	19,760,719
Total Net Assets	$78,494,089

Net Asset Value
Standard Class:
Net assets	$78,494,089
Shares of beneficial interest outstanding, unlimited authorization, no par	4,502,297
Net asset value per share	$17.43

* Investments, at cost	$62,816,275

See accompanying notes, which are an integral part of the financial statements.

10

Statement of operations

Delaware VIP® Trust — Delaware VIP Opportunity Series

Year ended December 31, 2023

Investment Income:
Dividends	$1,124,931

Expenses:
Management fees	556,157
Audit and tax fees	38,472
Accounting and administration expenses	32,860
Custodian fees	13,867
Reports and statements to shareholders expenses	12,757
Legal fees	8,943
Dividend disbursing and transfer agent fees and expenses	4,116
Trustees’ fees and expenses	3,425
Other	4,022
674,619
Less expenses waived	(58,774)
Less expenses paid indirectly	(1)
Total operating expenses	615,844
Net Investment Income (Loss)	509,087

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	3,719,484
Net change in unrealized appreciation (depreciation) on investments	7,291,993
Net Realized and Unrealized Gain (Loss)	11,011,477
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,520,564

See accompanying notes, which are an integral part of the financial statements.

11

Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Opportunity Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$509,087	$467,083
Net realized gain (loss)	3,719,484	5,570,460
Net change in unrealized appreciation (depreciation)	7,291,993	(18,379,804)
Net increase (decrease) in net assets resulting from operations	11,520,564	(12,342,261)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(6,117,884)	(6,199,616)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	6,298,627	3,042,001

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,117,884	6,199,616
	12,416,511	9,241,617
Cost of shares redeemed:
Standard Class	(11,320,069)	(10,817,416)
Increase (decrease) in net assets derived from capital share transactions	1,096,442	(1,575,799)
Net Increase (Decrease) in Net Assets	6,499,122	(20,117,676)

Net Assets:
Beginning of year	71,994,967	92,112,643
End of year	$78,494,089	$71,994,967

See accompanying notes, which are an integral part of the financial statements.

12

Financial highlights

Delaware VIP® Opportunity Series Standard Class

Selected data for the share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$16.33	$20.48	$17.10	$19.50	$15.58

Income (loss) from investment operations:
Net investment income[2]	0.11	0.10	0.04	0.22	0.11
Net realized and unrealized gain (loss)	2.38	(2.82)	3.88	0.36	4.49
Total from investment operations	2.49	(2.72)	3.92	0.58	4.60

Less dividends and distributions from:
Net investment income	(0.11)	(0.04)	(0.23)	(0.12)	(0.23)
Net realized gain	(1.28)	(1.39)	(0.31)	(2.86)	(0.45)
Total dividends and distributions	(1.39)	(1.43)	(0.54)	(2.98)	(0.68)

Net asset value, end of period	$17.43	$16.33	$20.48	$17.10	$19.50

Total return[3]	16.30%	(13.68%)	23.13%	10.80%	30.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,494	$71,995	$92,113	$85,676	$82,342
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	0.83%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	0.91%	0.93%	0.88%	0.97%	0.89%
Ratio of net investment income to average net assets	0.69%	0.60%	0.19%	1.50%	0.65%
Ratio of net investment income to average net assets prior to fees waived	0.61%	0.50%	0.14%	1.36%	0.60%
Portfolio turnover	19%	22%	17%	31%	125%[5]
[1]	On October 4, 2019, the First Investors Life Series Opportunity Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Opportunity Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	The Series’ portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series’ portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

13

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Opportunity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

14

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets for the Standard Class from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $6,397 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $5,560 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $2,199 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Cross trades for the year ended December 31, 2023, were executed by the Series pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Series’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended December 31, 2023, the Series engaged in Rule 17a-7 securities purchases of $1,631,144 and sales of $356,636, resulting in gains of $26,036.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$13,987,865
Sales	17,903,351

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$62,972,694
Aggregate unrealized appreciation of investments	$18,875,335
Aggregate unrealized depreciation of investments	(3,290,891)
Net unrealized appreciation of investments	$15,584,444

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments.(Examples: broker- quoted securities and fair valued securities)
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Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 3		Total
Securities
Assets:
Common Stocks
Basic Materials	$6,063,765	$—		$6,063,765
Business Services	3,988,410	—		3,988,410
Capital Goods	8,250,839	—		8,250,839
Consumer Discretionary	4,058,662	—		4,058,662
Consumer Services	1,864,889	—		1,864,889
Consumer Staples	2,598,292	—		2,598,292
Credit Cyclicals	2,438,298	—		2,438,298
Energy	3,303,330	—		3,303,330
Financial Services	10,352,311	—		10,352,311
Healthcare	10,971,311	—	[1]	10,971,311
Media	1,366,442	—		1,366,442
Real Estate Investment Trusts	5,327,366	—		5,327,366
Technology	12,075,360	—		12,075,360
Transportation	2,781,841	—		2,781,841
Utilities	1,269,971	—		1,269,971
Short-Term Investments	1,846,051	—		1,846,051
Total Value of Securities	$78,557,138	$—		$78,557,138
[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$827,818	$630,395
Long-term capital gains	5,290,066	5,569,221
Total	$6,117,884	$6,199,616

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows

Shares of beneficial interest	$58,733,370
Undistributed ordinary income	506,827
Undistributed long-term capital gains	3,669,448
Unrealized appreciation of investments	15,584,444
Net assets	$78,494,089

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the Series had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	392,179	176,166

Shares issued upon reinvestment of dividends and distributions:
Standard Class	396,493	358,982
	788,672	535,148
Shares redeemed:
Standard Class	(695,550)	(623,281)
Net increase (decrease)	93,122	(88,133)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants

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based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

(continues)	19

Notes to financial statements

Delaware VIP® Trust — Delaware VIP Opportunity Series

9. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2023. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2023, there were no Rule 144A securities held by the Series.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series’ financial statements.

20

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Opportunity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Opportunity Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

21

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	86.47%
(B) Ordinary Income Distributions (Tax Basis)	13.53%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%
(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on the Series’ ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Opportunity Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Macquarie Investment Management Global Limited (“MIMGL” or the “Affiliated Sub-Adviser”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreement. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreement, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

22

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Adviser under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Adviser who provides these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Adviser and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Adviser with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Adviser is part of Macquarie’s global investment platform that has offices and personnel that are located around the world. The Affiliated Sub-Adviser provides research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreement may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Adviser in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Adviser.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 3-year periods and

23

Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Opportunity Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

underperformed its benchmark index for the 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its and benchmark index for the 5- and 10-year periods. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Adviser and, accordingly, that the retention of the Affiliated Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and

24

evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Adviser. Given the affiliation between DMC and the Affiliated Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Adviser, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Adviser’s Sub-Advisory Agreement for an additional one-year period.

25

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
26

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Of¿cer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
27

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (Cal PERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series’ investment advisor.
28

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)

AR-VIPOP-0224

Annual report

Delaware VIP® Trust

Delaware VIP Total Return Series

December 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Series is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of December 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

The Series is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This material may be used in conjunction with the offering of shares in Delaware VIP® Total Return Series only if preceded or accompanied by the Series’ current prospectus or the summary prospectus.

All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2023 (Unaudited)

Effective May 1, 2024, the Series' name will change from Delaware VIP Total Return Series to Macquarie VIP Total Return Series.

The investment objective of the Series is to seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.

For the fiscal year ended December 31, 2023, Delaware VIP Total Return Series (the “Series”) Standard Class shares gained 12.63%. The Series’ Service Class shares gained 12.35%. These figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the S&P 500® Index, returned 26.29%. The Series’ secondary benchmarks, the Bloomberg US Aggregate Index, and a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, gained 5.53% and 17.67%, respectively, for the same period. For complete, annualized performance of Delaware VIP Total Return Series, please see the table on page 3. Please see page 5 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market review

Equity and bond markets began the fiscal period ended December 31, 2023, on a positive note, departing from the challenges and large drawdowns that had characterized much of 2022. The reopening of China’s economy and expectations for reduced inflation reinvigorated investors. And while headline inflation rates did come down, largely due to falling energy prices, core inflation continued to rise in the opening months of the fiscal period.

In March, three US regional banks collapsed, and Switzerland's Credit Suisse nearly succumbed before UBS Group AG acquired it. Bank share prices plummeted and stock markets in general fell sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro.

As the second quarter of 2023 began, overseas stock markets in developed countries trended slightly positive, while North American equities were under water at times. Europe and the Pacific region were the strongest performers, while emerging markets, led by China, slipped into negative territory. In June, equity markets were strong in Japan and the US, but somewhat bumpy elsewhere. Equities rallied sharply in June after Congress raised the US debt ceiling and enacted the Fiscal Responsibility Act of 2023. Shortly thereafter, a large downturn followed meetings of the European Central Bank (ECB) and the US Federal Reserve, neither of which indicated imminent interest rate cuts. Strong performance returned at the end of June with the release of several surprisingly good US economic data points.

Most major asset classes declined in the third quarter of 2023 as central banks continued tightening monetary policy. In the US, the Fed raised rates and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. China continued in its contrarian role, however, easing both fiscal and monetary policy.

Higher interest rates make servicing debt more difficult, especially for governments running large budget deficits. That was not lost on Fitch Ratings. The credit-rating agency downgraded US credit in August from AAA to AA+, focusing attention on the $33 trillion US national debt. Bonds sold off as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to levels not seen in a decade.

While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine began in early 2022. That followed news that Saudi Arabia and Russia were extending production cuts until the end of 2023, reducing the overall supply to markets.

Global capital markets started off weakly in the final quarter of 2023 as geopolitical risks, strong US economic data, and renewed inflationary pressure drove negative sentiment. In October, the outbreak of war following Hamas’ attack on Israel led to a significant increase in geopolitical risk and pronounced oil-price volatility. However, after rising initially, oil prices fell steadily throughout October. Gold, on the other hand, was in demand throughout the month, rising significantly to nearly $2,000 per ounce.

From that point on, most equity regions and bond classes were strong. The two-month-long year-end rally accounted for practically all annual gains in 2023. Only commodities were weak in December, and for the year as a whole. As a broad asset class, commodities were hurt by energy prices that declined despite the Middle East conflict. The price of gold, on the other hand, continued to rise, registering double-digit gains for the year.

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Table of Content

Portfolio management review

Delaware VIP® Trust — Delaware VIP Total Return Series

Bonds also rallied sharply, with yields falling significantly on both sides of the Atlantic and risk premiums narrowing for corporate bonds (both investment grade and high yield). Among emerging market bonds, hard-currency bonds (denominated in US dollars and other developed-market currencies, rather than local emerging-market currencies) continued unabated. The rate of inflation continued to fall in major economies, contributing to a solid economic outlook in the US. The outlook remained gloomy in Europe, however. An upward trend could be observed in China’s recently disappointing economy.

Equities had strong gains across all global regions including emerging markets in December, although both China and Japan had negative returns. For the entire year, however, Japan and the US were the leading performers, while Chinese equities continued their months-long downward trend. The Japanese yen gained against the euro in December but was only able to make up for a small part of its annual loss. Throughout the fiscal period, the US dollar depreciated against a broad basket of currencies, including the euro, with losses increasing in December.

The FOMC left the federal funds target interest rate unchanged at its December meeting, but for the first time explicitly spoke about possible interest rate cuts, reducing its inflation and growth forecasts for 2024. Investors then pushed the market to price in interest rate cuts totaling 1.5 percentage points for the new year. The ECB and the Bank of England also left interest rates unchanged but swept aside the issue of interest rate cuts.

Source: Bloomberg, unless otherwise noted.

Within the Series

The Series finished the fiscal year underperforming its benchmark because of a combination of market dynamics that occurred during the 12-month period. On the equity side, the outperformance of specific US technology stocks, which became commonly known as the “magnificent seven,” enabled the benchmark to outperform the equity sleeve of the Series. This was a result of the individual equity sleeve having an underweight to these specific seven companies. However, the Series was able to outperform its secondary fixed-income benchmark as equities generally outperformed bonds for the fiscal period. Bonds ended the year with gains in large part due to interest rates falling late in the year.

Both asset allocation and security selection detracted from the Series’ relative performance for the fiscal year. While an underweight allocation to US large-cap stocks caused the Series to underperform its equity benchmark, it helped the Series outperform its secondary fixed-income benchmark. On a security selection basis, all equity sleeves underperformed their respective benchmarks. Within fixed income, security selection was mixed as both high yield and convertible bonds outperformed while the US government bond sleeve slightly underperformed.

We periodically examine the contribution of derivatives to the Series’ performance. Based on the available information, the Series’ combination of futures, options, swaps, and currency positions had only a limited impact on performance during the period.

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Table of Content

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/vip/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Series and benchmark performance	Average annual total returns through December 31, 2023
	1 year	5 year	10 year	Lifetime
Standard Class shares (commenced operations on December 17, 2012)	+12.63%	+7.06%	+4.90%	—
Service Class shares (commenced operations on October 31, 2019)	+12.35%	—	—	+4.69%
S&P 500 Index	+26.29%	+15.69%	+12.03%	—
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	+17.67%	+9.98%	+8.09%	—
Bloomberg US Aggregate Index	+5.53%	+1.10%	+1.81%	—

These figures reflect all distributions reinvested. Please see page 5 for a description of the index.

As described in the Series’ most recent prospectus, the net expense ratios for Standard Class and Service Class shares of the Series were 0.83% and 1.13%, respectively, while total operating expenses for Standard Class and Service Class shares were 1.03% and 1.33%, respectively. The management fee for Standard Class and Service Class shares was 0.65%, and the annual distribution and service (12b-1) fee for Service Class shares was 0.30% of average daily net assets. The expense ratios may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

The Series adopted the performance of the First Investors Life Series Total Return Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for both classes during some or all of the periods shown in the "Series and benchmark performance" table above and in the "Performance of a $10,000 investment" graph on page 5. Performance would have been lower had expense limitations not been in effect.

Performance data do not include any fees or sales charges imposed by variable insurance contracts. This fund doesn't have any deferred sales charges. Performance shown here would have been reduced if such fees were included. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk

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Table of Content

Performance summary (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Series has a different level of risk.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

"Non-diversified" funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Series from executing advantageous investment decisions in a timely manner and could negatively impact the Series' ability to achieve its investment objective and the value of the Series’ investments.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

4

Table of Content

Performance of a $10,000 investment

For the period December 31, 2013 through December 31, 2023

	Starting value	Ending value
S&P 500 Index	$10,000	$31,149
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	$10,000	$21,799
Delaware VIP Total Return Series – Standard Class shares	$10,000	$16,131
Bloomberg US Aggregate Index	$10,000	$11,964

The graph shows a $10,000 investment in Delaware VIP Total Return Series Standard Class shares for the period from December 31, 2013 through December 31, 2023.

The graph also shows $10,000 invested in the S&P 500 Index, a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index, and the Bloomberg US Aggregate Index for the period from December 31, 2013 through December 31, 2023.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance does not guarantee future results.

5

Table of Content

Disclosure of Series expenses

For the six-month period from July 1, 2023 to December 31, 2023 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

Actual expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware VIP Total Return Series

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual Series return†
Standard Class	$1,000.00	$1,060.30	0.83%	$4.31
Service Class	1,000.00	1,058.70	1.13%	5.86
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.51	1.13%	5.75
*	“Expenses Paid During Period” are equal to the Series' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Series' expenses reflected above, the Series also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The table above does not reflect the expenses of any Underlying Funds.

6

Table of Content

Security type / sector allocations

Delaware VIP® Trust — Delaware VIP Total Return Series

As of December 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	7.37%
Basic Industry	0.16%
Brokerage	0.13%
Capital Goods	0.52%
Communications	0.85%
Consumer Cyclical	0.50%
Consumer Non-Cyclical	2.17%
Electric	0.99%
Energy	0.22%
Financial Services	0.29%
Industrials	0.01%
Real Estate Investment Trusts	0.23%
Technology	1.30%
Corporate Bonds	8.57%
Automotive	0.28%
Basic Industry	0.61%
Capital Goods	0.43%
Consumer Goods	0.19%
Electric	0.27%
Energy	1.47%
Financial Services	0.14%
Healthcare	0.56%
Insurance	0.42%
Leisure	0.61%
Media	1.07%
Real Estate	0.08%
Retail	0.36%
Services	0.75%
Technology & Electronics	0.42%
Telecommunications	0.91%
US Treasury Obligations	19.01%
Common Stocks	57.76%
Communication Services	1.89%
Consumer Discretionary	6.54%
Consumer Staples	4.95%
Energy	3.93%
Financials	9.27%
Healthcare	7.09%
Industrials	4.44%
Information Technology	15.02%
Materials	0.95%
Real Estate	0.51%
REIT Diversified	0.21%
REIT Healthcare	0.07%
REIT Industrial	0.48%
REIT Information Technology	0.26%
REIT Lodging	0.21%
REIT Mall	0.18%
REIT Manufactured Housing	0.05%
REIT Multifamily	0.30%
REIT Office	0.05%
REIT Self-Storage	0.23%
REIT Shopping Center	0.33%
REIT Single Tenant	0.12%
REIT Specialty	0.21%
Utilities	0.47%
Convertible Preferred Stock	1.26%
Preferred Stock	0.15%
Exchange-Traded Funds	5.00%
Short-Term Investments	0.67%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%
7

Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2023

	Principal amount°	Value (US $)
Convertible Bonds — 7.37%
Basic Industry — 0.16%
Ivanhoe Mines 144A 2.50% exercise price $9.31, maturity date 4/15/26 #	48,000	$67,122
		67,122
Brokerage — 0.13%
WisdomTree 144A 5.75% exercise price $9.54, maturity date 8/15/28 #	50,000	51,800
		51,800
Capital Goods — 0.52%
Chart Industries 1.00% exercise price $58.73, maturity date 11/15/24	42,000	97,810
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	122,000	118,950
		216,760
Communications — 0.85%
Cable One 1.125% exercise price $2,275.83, maturity date 3/15/28	108,000	82,350
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	165,000	88,275
Liberty Broadband 144A 3.125% exercise price $529.07, maturity date 3/31/53 #	135,000	134,068
Liberty Latin America 2.00% exercise price $20.65, maturity date 7/15/24	51,000	49,215
		353,908
Consumer Cyclical — 0.50%
Cheesecake Factory 0.375% exercise price $74.75, maturity date 6/15/26	134,000	116,245
Ford Motor 3.177% exercise price $15.25, maturity date 3/15/26 ^	91,000	91,000
		207,245
Consumer Non-Cyclical — 2.17%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	45,000	44,464
Chefs' Warehouse 1.875% exercise price $44.20, maturity date 12/1/24	110,000	107,525
Chegg 4.99% exercise price $107.55, maturity date 9/1/26 ^	122,000	101,870
Coherus Biosciences 1.50% exercise price $19.26, maturity date 4/15/26	115,000	65,227
CONMED 2.25% exercise price $145.33, maturity date 6/15/27	105,000	105,462
Integer Holdings 144A 2.125% exercise price $87.20, maturity date 2/15/28 #	21,000	26,901
Integra LifeSciences Holdings 0.50% exercise price $73.67, maturity date 8/15/25	121,000	114,224
Ionis Pharmaceuticals 0.125% exercise price $83.28, maturity date 12/15/24	99,000	95,721
Jazz Investments I 2.00% exercise price $155.81, maturity date 6/15/26	55,000	55,742
Lantheus Holdings 2.625% exercise price $79.81, maturity date 12/15/27	21,000	23,638
Pacira BioSciences 0.75% exercise price $71.78, maturity date 8/1/25	115,000	106,591
Post Holdings 2.50% exercise price $106.10, maturity date 8/15/27	52,000	52,806
		900,171
Electric — 0.99%
Duke Energy 144A 4.125% exercise price $118.86, maturity date 4/15/26 #	70,000	70,350
FirstEnergy 144A 4.00% exercise price $46.81, maturity date 5/1/26 #	70,000	69,685
NRG Energy 2.75% exercise price $42.18, maturity date 6/1/48	65,000	83,850
Ormat Technologies 2.50% exercise price $90.27, maturity date 7/15/27	110,000	113,410
PG&E 144A 4.25% exercise price $23.18, maturity date 12/1/27 #	68,000	71,604
		408,899
Energy — 0.22%
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	56,000	90,300
		90,300
8

Table of Content

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Financial Services — 0.29%
Repay Holdings 144A 2.007% exercise price $33.60, maturity date 2/1/26 #, ^	141,000	$120,555
		120,555
Industrials — 0.01%
Danimer Scientific 144A 3.25% exercise price $10.78, maturity date 12/15/26 #	25,000	4,917
		4,917
Real Estate Investment Trusts — 0.23%
Summit Hotel Properties 1.50% exercise price $11.48, maturity date 2/15/26	105,000	93,608
		93,608
Technology — 1.30%
Akamai Technologies 0.125% exercise price $95.10, maturity date 5/1/25	35,000	44,625
Block 0.125% exercise price $121.00, maturity date 3/1/25	59,000	57,932
CSG Systems International 144A 3.875% exercise price $71.05, maturity date 9/15/28 #	75,000	75,705
InterDigital 3.50% exercise price $77.50, maturity date 6/1/27	119,000	174,859
Semtech 1.625% exercise price $37.27, maturity date 11/1/27	99,000	85,090
Wolfspeed 0.25% exercise price $127.22, maturity date 2/15/28	146,000	99,061
		537,272
Total Convertible Bonds (cost $3,144,942)		3,052,557

Corporate Bonds — 8.57%
Automotive — 0.28%
Allison Transmission 144A 5.875% 6/1/29 #	80,000	79,807
Ford Motor 4.75% 1/15/43	15,000	12,400
Goodyear Tire & Rubber 5.25% 7/15/31	25,000	22,714
		114,921
Basic Industry — 0.61%
Avient 144A 5.75% 5/15/25 #	17,000	17,018
Chemours 144A 5.75% 11/15/28 #	20,000	19,077
CP Atlas Buyer 144A 7.00% 12/1/28 #	17,000	14,820
FMG Resources August 2006 144A 5.875% 4/15/30 #	25,000	24,806
Freeport-McMoRan 5.45% 3/15/43	62,000	60,417
NOVA Chemicals 144A 8.50% 11/15/28 #	5,000	5,249
Novelis 144A 4.75% 1/30/30 #	35,000	32,972
Olin 5.00% 2/1/30	20,000	19,104
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	30,000	27,800
Standard Industries 144A 3.375% 1/15/31 #	35,000	30,162
		251,425
Capital Goods — 0.43%
Bombardier
144A 6.00% 2/15/28 #	25,000	24,387
144A 7.50% 2/1/29 #	13,000	13,227
144A 8.75% 11/15/30 #	5,000	5,330
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	10,000	9,336
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	35,000	35,650
144A 9.25% 4/15/27 #	10,000	9,826
Sealed Air 144A 5.00% 4/15/29 #	40,000	38,724
TransDigm 144A 6.25% 3/15/26 #	40,000	39,971
		176,451
Consumer Goods — 0.19%
Acushnet 144A 7.375% 10/15/28 #	14,000	14,615
Pilgrim's Pride 4.25% 4/15/31	25,000	22,612
Post Holdings 144A 5.50% 12/15/29 #	43,000	41,478
		78,705
Electric — 0.27%
Calpine
144A 4.50% 2/15/28 #	16,000	15,228
144A 5.00% 2/1/31 #	35,000	32,131
144A 5.25% 6/1/26 #	16,000	15,798
Vistra
144A 7.00% 12/15/26 #, µ, Ψ	35,000	34,523
144A 8.00% 10/15/26 #, µ, Ψ	15,000	14,955
		112,635
Energy — 1.47%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	35,000	32,600
144A 7.00% 11/1/26 #	20,000	20,157
Callon Petroleum
144A 7.50% 6/15/30 #	5,000	5,048
144A 8.00% 8/1/28 #	30,000	30,672
9

Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Civitas Resources 144A 8.625% 11/1/30 #	20,000	$21,231
CNX Midstream Partners 144A 4.75% 4/15/30 #	15,000	13,489
Energy Transfer
144A 5.625% 5/1/27 #	6,000	5,984
144A 6.00% 2/1/29 #	21,000	21,202
EQM Midstream Partners
144A 4.75% 1/15/31 #	43,000	40,076
6.50% 7/15/48	15,000	15,392
Genesis Energy
7.75% 2/1/28	20,000	20,090
8.00% 1/15/27	15,000	15,260
8.25% 1/15/29	10,000	10,298
Hilcorp Energy I
144A 6.00% 4/15/30 #	25,000	24,279
144A 6.00% 2/1/31 #	5,000	4,838
144A 6.25% 4/15/32 #	15,000	14,451
Murphy Oil 6.375% 7/15/28	65,000	65,359
NuStar Logistics
5.625% 4/28/27	30,000	29,899
6.00% 6/1/26	10,000	9,991
PDC Energy 5.75% 5/15/26	43,000	42,945
Southwestern Energy
5.375% 2/1/29	5,000	4,884
5.375% 3/15/30	35,000	34,218
Transocean 144A 8.00% 2/1/27 #	27,000	26,352
USA Compression Partners
6.875% 4/1/26	12,000	11,963
6.875% 9/1/27	22,000	21,763
Vital Energy
144A 7.75% 7/31/29 #	20,000	19,144
9.75% 10/15/30	10,000	10,374
Weatherford International 144A 8.625% 4/30/30 #	35,000	36,574
		608,533
Financial Services — 0.14%
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	35,000	32,922
MSCI 144A 3.625% 11/1/31 #	30,000	26,440
		59,362
Healthcare — 0.56%
Avantor Funding 144A 3.875% 11/1/29 #	20,000	18,181
Bausch Health 144A 11.00% 9/30/28 #	20,000	14,590
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	8,000	7,010
144A 3.50% 4/1/30 #	5,000	4,355
CHS 144A 4.75% 2/15/31 #	30,000	23,625
DaVita
144A 3.75% 2/15/31 #	10,000	8,229
144A 4.625% 6/1/30 #	15,000	13,108
Heartland Dental 144A 8.50% 5/1/26 #	40,000	39,605
Medline Borrower
144A 3.875% 4/1/29 #	20,000	18,107
144A 5.25% 10/1/29 #	32,000	30,205
Tenet Healthcare
4.375% 1/15/30	15,000	13,917
6.125% 10/1/28	40,000	39,922
		230,854
Insurance — 0.42%
HUB International 144A 5.625% 12/1/29 #	50,000	47,762
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	35,000	36,799
144A 10.50% 12/15/30 #	35,000	36,945
NFP
144A 6.875% 8/15/28 #	25,000	25,433
144A 7.50% 10/1/30 #	10,000	10,652
USI 144A 7.50% 1/15/32 #	15,000	15,376
		172,967
Leisure — 0.61%
Boyd Gaming
4.75% 12/1/27	25,000	24,099
144A 4.75% 6/15/31 #	34,000	31,242
Caesars Entertainment 144A 7.00% 2/15/30 #	28,000	28,730
Carnival
144A 5.75% 3/1/27 #	20,000	19,524
144A 6.00% 5/1/29 #	35,000	33,704
Light & Wonder International 144A 7.25% 11/15/29 #	25,000	25,622
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	50,000	49,394
144A 7.25% 1/15/30 #	10,000	10,450
Scientific Games Holdings 144A 6.625% 3/1/30 #	30,000	28,399
		251,164
Media — 1.07%
AMC Networks 4.25% 2/15/29	25,000	19,100
CCO Holdings
4.50% 5/1/32	90,000	77,201
144A 5.375% 6/1/29 #	30,000	28,320
CMG Media 144A 8.875% 12/15/27 #	35,000	27,792
10

Table of Content

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CSC Holdings 144A 5.75% 1/15/30 #	200,000	$124,708
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	36,000	24,278
Directv Financing 144A 5.875% 8/15/27 #	25,000	23,510
DISH DBS 144A 5.75% 12/1/28 #	30,000	23,984
Gray Escrow II 144A 5.375% 11/15/31 #	50,000	37,780
Sirius XM Radio 144A 4.00% 7/15/28 #	60,000	55,529
		442,202
Real Estate — 0.08%
VICI Properties 144A 3.875% 2/15/29 #	35,000	32,179
		32,179
Retail — 0.36%
Asbury Automotive Group
144A 4.625% 11/15/29 #	5,000	4,634
4.75% 3/1/30	15,000	14,019
Bath & Body Works
6.875% 11/1/35	35,000	35,488
6.95% 3/1/33	9,000	9,007
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	19,000	18,239
Michaels 144A 5.25% 5/1/28 #	15,000	11,870
Murphy Oil USA 144A 3.75% 2/15/31 #	65,000	56,676
		149,933
Services — 0.75%
CDW 3.569% 12/1/31	35,000	31,087
GFL Environmental 144A 6.75% 1/15/31 #	15,000	15,473
Iron Mountain 144A 5.25% 3/15/28 #	55,000	53,508
Prime Security Services Borrower 144A 5.75% 4/15/26 #	65,000	65,393
Staples 144A 7.50% 4/15/26 #	20,000	18,625
United Rentals North America 3.875% 2/15/31	91,000	82,792
White Cap Buyer 144A 6.875% 10/15/28 #	32,000	31,016
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	15,000	14,950
		312,844
Technology & Electronics — 0.42%
Clarios Global 144A 8.50% 5/15/27 #	28,000	28,150
CommScope Technologies 144A 6.00% 6/15/25 #	22,000	17,951
Entegris Escrow
144A 4.75% 4/15/29 #	11,000	10,610
144A 5.95% 6/15/30 #	30,000	29,853
Micron Technology 5.875% 9/15/33	20,000	20,813
Seagate HDD Cayman
5.75% 12/1/34	8,000	7,697
144A 8.25% 12/15/29 #	10,000	10,793
Sensata Technologies 144A 4.00% 4/15/29 #	10,000	9,304
SS&C Technologies 144A 5.50% 9/30/27 #	40,000	39,454
		174,625
Telecommunications — 0.91%
Altice France 144A 5.50% 10/15/29 #	35,000	27,488
Connect Finco 144A 6.75% 10/1/26 #	200,000	198,977
Consolidated Communications
144A 5.00% 10/1/28 #	25,000	20,527
144A 6.50% 10/1/28 #	25,000	21,688
Frontier Communications Holdings
144A 5.875% 10/15/27 #	55,000	53,181
144A 6.75% 5/1/29 #	20,000	17,905
Northwest Fiber 144A 4.75% 4/30/27 #	40,000	38,232
		377,998
Total Corporate Bonds (cost $3,441,238)		3,546,798

US Treasury Obligations — 19.01%
US Treasury Bonds
1.125% 5/15/40	160,000	103,200
1.375% 8/15/50	200,000	111,500
1.875% 2/15/51	155,000	98,346
2.25% 8/15/49	120,000	83,845
2.375% 2/15/42	380,000	291,724
2.50% 5/15/46	175,000	131,106
2.875% 5/15/49	255,000	202,705
3.00% 11/15/45	120,000	98,784
3.00% 8/15/52	5,000	4,090
3.375% 11/15/48	150,000	130,758
3.875% 2/15/43	145,000	138,305
4.375% 5/15/41	85,000	87,663
4.50% 5/15/38	15,000	15,948
5.00% 5/15/37	5,000	5,595
US Treasury Notes
0.625% 5/15/30	80,000	65,394
1.00% 12/15/24	2,220,000	2,140,925
1.125% 2/15/31	100,000	83,492
1.875% 2/15/32	760,000	653,630
11

Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
2.75% 2/15/28	170,000	$162,543
3.25% 6/30/29	1,265,000	1,224,530
3.875% 1/15/26	1,460,000	1,449,050
3.875% 11/30/29	585,000	584,017
Total US Treasury Obligations (cost $7,786,927)		7,867,150

	Number of shares
Common Stocks — 57.76%
Communication Services — 1.89%
AT&T	4,000	67,120
Comcast Class A	634	27,801
Interpublic Group	995	32,477
KDDI	900	28,634
Orange	2,869	32,635
Publicis Groupe	430	39,875
Verizon Communications	10,036	378,357
Walt Disney	1,942	175,343
		782,242
Consumer Discretionary — 6.54%
adidas	414	84,168
Amadeus IT Group	1,207	86,450
Bath & Body Works	3,629	156,628
Best Buy	2,038	159,535
eBay	1,482	64,645
H & M Hennes & Mauritz Class B	2,308	40,416
Home Depot	921	319,172
Kering	85	37,440
Lowe's	1,874	417,059
LVMH Moet Hennessy Louis Vuitton	26	21,056
NIKE Class B	1,359	147,547
PulteGroup	1,984	204,788
Ross Stores	1,258	174,095
Sodexo	792	87,101
Starbucks	969	93,034
Swatch Group	140	38,052
TJX	4,344	407,511
Tractor Supply	777	167,078
		2,705,775
Consumer Staples — 4.95%
Altria Group	4,236	170,880
Anheuser-Busch InBev	688	44,371
Archer-Daniels-Midland	2,400	173,328
Asahi Group Holdings	600	22,374
Conagra Brands	5,600	160,496
Danone	1,699	110,061
Diageo	2,864	104,261
Dollar General	1,451	197,263
Dollar Tree †	1,400	198,870
Essity Class B	2,804	69,502
Kao	1,600	65,816
Koninklijke Ahold Delhaize	3,843	110,368
Medifast	1,720	115,618
Nestle	882	102,258
Philip Morris International	2,332	219,395
Seven & i Holdings	600	23,808
Unilever	2,207	106,900
Vector Group	4,720	53,242
		2,048,811
Energy — 3.93%
APA	3,290	118,045
Cheniere Energy	947	161,662
Chevron	927	138,271
Civitas Resources	445	30,429
ConocoPhillips	3,339	387,558
Coterra Energy	4,413	112,620
EOG Resources	795	96,155
Exxon Mobil	3,011	301,040
Marathon Petroleum	1,282	190,198
Texas Pacific Land	26	40,884
Viper Energy	1,559	48,921
		1,625,783
Financials — 9.27%
Allstate	1,400	195,972
Ally Financial	2,689	93,900
American Financial Group	206	24,491
American International Group	2,900	196,475
Ameriprise Financial	546	207,387
Bank of New York Mellon	2,587	134,653
BlackRock	295	239,481
Blackstone	1,772	231,990
Carlyle Group	2,251	91,593
Discover Financial Services	657	73,847
Evercore Class A	220	37,631
Fidelity National Financial	2,364	120,611
Fidelity National Information Services	3,064	184,055
Fifth Third Bancorp	4,588	158,240
KeyCorp	14,354	206,698
MetLife	2,956	195,480
PNC Financial Services Group	317	49,088
Principal Financial Group	2,336	183,773
Prudential Financial	1,997	207,109
SEI Investments	1,063	67,554
State Street	1,376	106,585
Synchrony Financial	3,659	139,737
12

Table of Content

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Travelers	847	$161,345
Truist Financial	5,400	199,368
US Bancorp	4,500	194,760
Western Union	11,204	133,552
		3,835,375
Healthcare — 7.09%
AbbVie	1,728	267,788
Amgen	186	53,572
Baxter International	4,800	185,568
Bristol-Myers Squibb	2,479	127,197
Cardinal Health	1,447	145,858
CareTrust REIT	356	7,967
Cencora	942	193,468
Cigna Group	600	179,670
CVS Health	2,400	189,504
Gilead Sciences	2,188	177,250
Hologic †	2,442	174,481
Johnson & Johnson	1,150	180,251
McKesson	222	102,782
Medical Properties Trust	157	771
Merck & Co.	4,245	462,790
Novo Nordisk Class B	481	49,726
Pfizer	4,181	120,371
Roche Holding	285	82,852
SIGA Technologies	6,675	37,380
Smith & Nephew	6,596	90,676
UnitedHealth Group	68	35,800
Ventas	266	13,257
Welltower	602	54,282
		2,933,261
Industrials — 4.44%
Dover	1,241	190,878
Expeditors International of Washington	1,227	156,074
Honeywell International	936	196,289
Intertek Group	1,119	60,562
Knorr-Bremse	661	42,907
Kone Class B	623	31,059
Lockheed Martin	109	49,403
Makita	2,300	63,454
Masco	2,300	154,054
Northrop Grumman	400	187,256
Otis Worldwide	1,026	91,796
Paychex	1,602	190,814
Robert Half	1,800	158,256
RTX	2,039	171,562
Securitas Class B	9,651	94,328
		1,838,692
Information Technology — 15.02%
Accenture Class A	372	130,539
Apple	6,347	1,221,988
Applied Materials	881	142,784
Broadcom	321	358,316
Cisco Systems	7,263	366,927
Cognizant Technology Solutions Class A	2,478	187,163
Dell Technologies Class C	2,380	182,070
HP	6,048	181,984
KLA	299	173,809
Lam Research	292	228,712
Microchip Technology	336	30,300
Microsoft	2,899	1,090,140
Monolithic Power Systems	330	208,157
Motorola Solutions	600	187,854
NetApp	2,364	208,410
NVIDIA	1,212	600,207
Oracle	1,600	168,688
QUALCOMM	1,569	226,924
SAP	733	112,867
Teledyne Technologies †	465	207,525
		6,215,364
Materials — 0.95%
Air Liquide	485	94,298
Dow	2,105	115,438
DuPont de Nemours	2,400	184,632
		394,368
Real Estate — 0.51%
Equity Residential	3,440	210,390
		210,390
REIT Diversified — 0.21%
Gaming and Leisure Properties	635	31,337
VICI Properties	1,747	55,695
		87,032
REIT Healthcare — 0.07%
Alexandria Real Estate Equities	237	30,044
		30,044
REIT Industrial — 0.48%
Plymouth Industrial REIT	116	2,792
Prologis	1,164	155,161
Rexford Industrial Realty	507	28,443
Terreno Realty	206	12,910
		199,306
REIT Information Technology — 0.26%
Digital Realty Trust	223	30,011
Equinix	97	78,123
		108,134
13

Table of Content

Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Lodging — 0.21%
Apple Hospitality REIT	1,333	$22,141
Chatham Lodging Trust	1,082	11,599
Host Hotels & Resorts	1,342	26,129
Park Hotels & Resorts	89	1,362
Ryman Hospitality Properties	236	25,974
Sunstone Hotel Investors	152	1,631
		88,836
REIT Mall — 0.18%
Simon Property Group	528	75,314
		75,314
REIT Manufactured Housing — 0.05%
Equity LifeStyle Properties	174	12,274
Sun Communities	79	10,558
		22,832
REIT Multifamily — 0.30%
American Homes 4 Rent Class A	463	16,649
AvalonBay Communities	167	31,266
Camden Property Trust	188	18,667
Essex Property Trust	137	33,968
Mid-America Apartment Communities	128	17,211
UDR	208	7,964
		125,725
REIT Office — 0.05%
Cousins Properties	548	13,344
Highwoods Properties	82	1,883
Piedmont Office Realty Trust Class A	842	5,986
		21,213
REIT Self-Storage — 0.23%
CubeSmart	492	22,804
Extra Space Storage	147	23,569
Public Storage	159	48,495
		94,868
REIT Shopping Center — 0.33%
Agree Realty	359	22,599
Brixmor Property Group	1,099	25,574
Kimco Realty	1,056	22,503
Kite Realty Group Trust	326	7,452
Phillips Edison & Co.	84	3,064
Regency Centers	220	14,740
Retail Opportunity Investments	1,335	18,730
SITE Centers	768	10,468
Tanger	348	9,647
		134,777
REIT Single Tenant — 0.12%
Realty Income	550	31,581
Spirit Realty Capital	426	18,612
		50,193
REIT Specialty — 0.21%
EPR Properties	167	8,091
Essential Properties Realty Trust	223	5,700
Invitation Homes	1,159	39,534
Iron Mountain	280	19,594
Lamar Advertising Class A	82	8,715
Outfront Media	219	3,057
WP Carey	37	2,398
		87,089
Utilities — 0.47%
Duke Energy	2,000	194,080
		194,080
Total Common Stocks (cost $20,468,670)		23,909,504

Convertible Preferred Stock — 1.26%
Algonquin Power & Utilities 7.75% exercise price $18.00, maturity date 6/15/24	815	18,150
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	702	35,360
Apollo Global Management 6.75% exercise price $98.97, maturity date 7/31/26	1,260	71,051
Bank of America 7.25% exercise price $50.00 ω	63	75,933
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	2,164	101,924
RBC Bearings 5.00% exercise price $226.60, maturity date 10/15/24	841	109,170
UGI 7.25% exercise price $52.57, maturity date 6/1/24	1,073	63,243
Wells Fargo & Co. 7.50% exercise price $156.71 ω	39	46,629
Total Convertible Preferred Stock (cost $587,628)		521,460

Preferred Stock — 0.15%
Henkel AG & Co. 2.70% ω	769	61,854
Total Preferred Stock (cost $62,220)		61,854

Exchange-Traded Funds — 5.00%
iShares Latin America 40 ETF	7,868	228,644
iShares MSCI China ETF	7,610	310,032
14

Table of Content

	Number of shares	Value (US $)
Exchange-Traded Funds (continued)
iShares MSCI Emerging Markets Asia ETF	5,557	$367,373
Vanguard Russell 2000 ETF	14,323	1,161,595
Total Exchange-Traded Funds (cost $2,027,627)		2,067,644

Short-Term Investments — 0.67%
Money Market Mutual Funds — 0.67%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.26%)	69,412	69,412
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.25%)	69,412	69,412
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.37%)	69,412	69,412
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.27%)	69,412	69,412
Total Short-Term Investments (cost $277,648)		277,648
Total Value of Securities—99.79% (cost $37,796,900)		$41,304,615
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $3,434,680, which represents 8.30% of the Series' net assets. See Note 10 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

The following futures contracts were outstanding at December 31, 2023:1

Futures Contracts
Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
7	US Treasury 5 yr Notes	$761,414	$742,502	3/28/24	$18,912	$602
3	US Treasury 10 yr Notes	338,672	326,351	3/19/24	12,321	—
Total Futures Contracts			$1,068,853		$31,233	$602

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the variation margin is reflected in the Series' net assets.

[1]	See Note 8 in “Notes to financial statements.”
15

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Schedule of investments

Delaware VIP® Trust — Delaware VIP Total Return Series

Summary of abbreviations:

AG – Aktiengesellschaft

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

MSCI – Morgan Stanley Capital International

PIK – Payment-in-kind

Summary of abbreviations: (continued)

REIT – Real Estate Investment Trust

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

16

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Statement of assets and liabilities

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2023

Assets:
Investments, at value*		$41,304,615
Foreign currencies, at valueΔ		3
Cash collateral due from brokers		17,793
Dividends and interest receivable		182,164
Receivable for securities sold		29,009
Receivable for series shares sold		13,282
Foreign tax reclaims receivable		12,073
Variation margin due from broker on futures contracts		602
Prepaid expenses		127
Other assets		382
Total Assets		41,560,050
Liabilities:
Due to custodian		32,533
Investment management fees payable to affiliates		59,770
Other accrued expenses		35,986
Payable for securities purchased		27,934
Administration expenses payable to affiliates		10,396
Payable for series shares redeemed		571
Distribution fees payable to affiliates		3
Total Liabilities		167,193
Total Net Assets		$41,392,857

Net Assets Consist of:
Paid-in capital		$37,213,527
Total distributable earnings (loss)		4,179,330
Total Net Assets		$41,392,857

Net Asset Value

Standard Class:
Net assets		$41,380,757
Shares of beneficial interest outstanding, unlimited authorization, no par		3,313,173
Net asset value per share		$12.49

Service Class:
Net assets		$12,100
Shares of beneficial interest outstanding, unlimited authorization, no par		973
Net asset value per share		$12.44

*	Investments, at cost	$37,796,900
Δ	Foreign currencies, at cost	3

See accompanying notes, which are an integral part of the financial statements.

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Statement of operations

Delaware VIP® Trust — Delaware VIP Total Return Series

Year ended December 31, 2023

Investment Income:
Dividends	$782,516
Interest	585,372
Foreign tax withheld	(6,866)
1,361,022

Expenses:
Management fees	270,277
Distribution expenses — Service Class	33
Audit and tax fees	57,855
Accounting and administration expenses	33,845
Reports and statements to shareholders expenses	14,238
Custodian fees	10,502
Trustees’ fees and expenses	3,563
Dividend disbursing and transfer agent fees and expenses	3,290
Legal fees	1,935
Other	9,844
405,382
Less expenses waived	(60,138)
Less expenses paid indirectly	(1)
Total operating expenses	345,243
Net Investment Income (Loss)	1,015,779

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	258,452
Foreign currencies	(2,073)
Futures contracts	(31,352)
Options written	(1,888)
Net realized gain (loss)	223,139
Net change in unrealized appreciation (depreciation) on:
Investments	3,668,587
Foreign currencies	2,067
Futures contracts	32,178
Net change in unrealized appreciation (depreciation)	3,702,832
Net Realized and Unrealized Gain (Loss)	3,925,971
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,941,750

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets

Delaware VIP® Trust — Delaware VIP Total Return Series

	Year ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,015,779	$448,389
Net realized gain (loss)	223,139	354,194
Net change in unrealized appreciation (depreciation)	3,702,832	(6,485,188)
Net increase (decrease) in net assets resulting from operations	4,941,750	(5,682,605)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(1,102,661)	(5,441,308)
Service Class	(252)	(1,219)
	(1,102,913)	(5,442,527)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	4,495,391	873,619

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,102,661	5,441,308
Service Class	252	1,219
	5,598,304	6,316,146
Cost of shares redeemed:
Standard Class	(9,583,016)	(9,740,926)
Decrease in net assets derived from capital share transactions	(3,984,712)	(3,424,780)
Net Decrease in Net Assets	(145,875)	(14,549,912)

Net Assets:
Beginning of year	41,538,732	56,088,644
End of year	$41,392,857	$41,538,732

See accompanying notes, which are an integral part of the financial statements.

19

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Financial highlights

Delaware VIP® Total Return Series Standard Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$11.38	$14.29	$12.56	$14.29	$12.50

Income (loss) from investment operations:
Net investment income[2]	0.29	0.12	0.21	0.24	0.22
Net realized and unrealized gain (loss)	1.12	(1.55)	1.82	(0.44)	2.08
Total from investment operations	1.41	(1.43)	2.03	(0.20)	2.30

Less dividends and distributions from:
Net investment income	(0.25)	(0.28)	(0.30)	(0.27)	(0.26)
Net realized gain	(0.05)	(1.20)	—	(1.26)	(0.25)
Total dividends and distributions	(0.30)	(1.48)	(0.30)	(1.53)	(0.51)

Net asset value, end of period	$12.49	$11.38	$14.29	$12.56	$14.29

Total return[3]	12.63%	(10.56%)	16.37%	0.91%	18.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,381	$41,528	$56,077	$54,281	$58,637
Ratio of expenses to average net assets[4]	0.83%	0.84%	0.86%	0.86%	0.93%
Ratio of expenses to average net assets prior to fees waived[4]	0.97%	1.03%	0.96%	1.06%	0.99%
Ratio of net investment income to average net assets	2.44%	0.96%	1.56%	2.01%	1.63%
Ratio of net investment income to average net assets prior to
fees waived	2.30%	0.77%	1.46%	1.81%	1.57%
Portfolio turnover	56%	55%	95%	87%	150%[5]
[1]	On October 4, 2019, the First Investors Life Series Total Return Fund shares were reorganized into Standard Class shares of the Series. The Standard Class shares financial highlights for the period prior to October 4, 2019, reflect the performance of the First Investors Life Series Total Return Fund shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	The Series' portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series' portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

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Delaware VIP® Total Return Series Service Class

Selected data for each share of the Series outstanding throughout each period were as follows:

	Year ended				10/31/191 to
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.33	$14.23	$12.52	$14.29	$13.79

Income (loss) from investment operations:
Net investment income[2]	0.25	0.08	0.17	0.20	0.04
Net realized and unrealized gain (loss)	1.13	(1.54)	1.81	(0.44)	0.46
Total from investment operations	1.38	(1.46)	1.98	(0.24)	0.50

Less dividends and distributions from:
Net investment income	(0.22)	(0.24)	(0.27)	(0.27)	—
Net realized gain	(0.05)	(1.20)	—	(1.26)	—
Total dividends and distributions	(0.27)	(1.44)	(0.27)	(1.53)	—

Net asset value, end of period	$12.44	$11.33	$14.23	$12.52	$14.29

Total return	12.35%	(10.82%)	15.96%	0.54%	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$11	$12	$10	$10
Ratio of expenses to average net assets[4]	1.13%	1.14%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.33%	1.25%	1.36%	1.50%
Ratio of net investment income to average net assets	2.16%	0.70%	1.26%	1.71%	1.79%
Ratio of net investment income to average net assets prior to
fees waived	2.02%	0.51%	1.17%	1.51%	1.45%
Portfolio turnover	56%	55%	95%	87%	150%[5,6]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[5]	Portfolio turnover is representative of the Series for the entire period.
[6]	The Series' portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Series' portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

21

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

December 31, 2023

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 10 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Delaware VIP Total Return Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series' valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. The Series may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Series value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Series may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2020–December 31, 2022), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended December 31, 2023, the Series did not incur any interest or tax penalties.

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Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/ from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.” Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Series’

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

1. Significant Accounting Policies (continued)

understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2023 through April 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2023 through April 30, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.83%	1.13%

Macquarie Investment Management Austria Kapitalanlage AG is primarily responsible for the day-to-day management of the Series’ portfolio and determines its asset allocation.

DMC may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). DMC may also permit MIMGL to execute Series equity security trades on behalf of DMC. DMC may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and DMC may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time. For these services, DMC, not the Series, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC's annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is

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subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2023, the Series paid $494 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2023, the Series paid $3,119 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2023, the Series paid $1,263 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended December 31, 2023, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$9,240,780
Purchases of US government securities	13,680,849
Sales other than US government securities	13,015,795
Sales of US government securities	13,808,779

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$38,325,233
Aggregate unrealized appreciation of investments and derivatives	$5,280,541
Aggregate unrealized depreciation of investments and derivatives	(2,293,387)
Net unrealized depreciation of investments and derivatives	$2,987,154

US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

3. Investments (continued) refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments.(Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of December 31, 2023:

	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$23,909,504	$—	$23,909,504
Convertible Bonds	—	3,052,557	3,052,557
Convertible Preferred Stock	521,460	—	521,460
Corporate Bonds	—	3,546,798	3,546,798
Exchange-Traded Funds	2,067,644	—	2,067,644
Preferred Stock	61,854	—	61,854
US Treasury Obligations	—	7,867,150	7,867,150
Short-Term Investments	277,648	—	277,648
Total Value of Securities	$26,838,110	$14,466,505	$41,304,615

Derivatives[1]
Assets:
Futures Contracts	$31,233	$—	$31,233
[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
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During the year ended December 31, 2023, there were no transfers into or out of Level 3 investments. The Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series' net assets. As of December 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:

	Year ended
	12/31/23	12/31/22
Ordinary income	$919,089	$2,905,615
Long-term capital gains	183,824	2,536,912
Total	$1,102,913	$5,442,527

5. Components of Net Assets on a Tax Basis

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$37,213,527
Undistributed ordinary income	1,082,943
Undistributed long-term capital gains	109,233
Unrealized appreciation of investments, foreign
currencies, and derivatives	2,987,154
Net assets	$41,392,857

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market premium and discount on debt instruments, trust preferred securities, REITs, trust preferred securities, and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions, amortization on fixed income securities, trust preferred securities, and tax treatment of REITs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2023, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $71.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/23	12/31/22
Shares sold:
Standard Class	388,836	72,763

Shares issued upon reinvestment of dividends and distributions:
Standard Class	96,471	453,821
Service Class	22	102
	485,329	526,686
Shares redeemed:
Standard Class	(821,638)	(801,213)
Net decrease	(336,309)	(274,527)

7. Line of Credit

The Series, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Series, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Series had no amounts outstanding as of December 31, 2023, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s

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clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2023, the Series posted $17,793 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended December 31, 2023, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2023.

During the year ended December 31, 2023, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.

Fair values of derivative instruments as of December 31, 2023 were as follows:

Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$31,233
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported as "Variation margin due from broker on futures contracts" on the Series' “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2023 was as follows:

	Net Realized Gain (Loss) on:
	Futures Contracts	Options Written	Total
Interest rate contracts	$(31,352)	$(1,888)	$(33,240)
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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

8. Derivatives (continued)

Net Change in Unrealized Appreciation (Depreciation) on:
Total
Interest rate contracts	$32,178

The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2023:

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	605,638	2,620
Options contracts (average notional value)*	13	—
*	Long represents purchased options and short represents written options.

9. Securities Lending

The Series, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

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The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series' cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.

At December 31, 2023, the Series had no securities out on loan.

10. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2023. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

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Notes to financial statements

Delaware VIP® Trust — Delaware VIP Total Return Series

10. Credit and Market Risks (continued)

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Series’ investments in CMOs, real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the Statement of Assets and Liabilities, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may

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not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2023, that would require recognition or disclosure in the Series' financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Total Return Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware VIP Total Return Series (one of the series constituting Delaware VIP® Trust, referred to hereafter as the “Series”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series asof December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

Tax Information

The information set forth below is for Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended December 31, 2023, the Series reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	16.67%
(B) Ordinary Income Distributions (Tax Basis)*	83.33%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	61.34%

(A)	and (B) are based on a percentage of the Series' total distributions. (C) is based on the Series' ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended December 31, 2023, certain dividends paid by the Series may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 0.00%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV, as applicable.

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware VIP Total Return Series (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in the Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

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The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board, however, noted that two of the Fund’s portfolio managers began managing the Fund in June 2020 and the Fund’s other portfolio manager only began managing the Fund in May 2022. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was equal to the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that

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Other Series information (Unaudited)

Delaware VIP® Trust — Delaware VIP Total Return Series

Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund. Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Series' investment advisor.
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Series' investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Table of Content

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at delawarefunds.com/vip/literature.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

(3358356)

AR-VIPTR-0224

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $350,766 for the fiscal year ended December 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $407,978 for the fiscal year ended December 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $57,321 for the fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $57,321 for the fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended December 31, 2023 and December 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 14. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 20, 2024
/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 20, 2024